As Filed with the Securities and Exchange Commission on November 30, 2005



                                                       1933 Act File No. 2-49560
                                                      1940 Act File No. 811-2429


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 75


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 63


                             USAA MUTUAL FUND, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
                  -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0226
                                                          ----------------
                                Mark S. Howard,
                                   Secretary
                             USAA MUTUAL FUND, INC.
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                          ----------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485


_____     immediately upon filing  pursuant to paragraph (b)
__X__     on (December 1, 2005) pursuant to paragraph (b)
_____     60 days after filing pursuant to paragraph (a)(1)
_____     on  (date) pursuant to paragraph (a)(1)
_____     75 days after filing pursuant to paragraph (a)(2)
_____     on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

____     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            Exhibit Index on Page 737

                                     Part A

                              Prospectuses for the
                  Aggressive Growth Fund, Growth Fund, Growth &
                  Income Fund, Income Stock Fund, Income Fund,
               Short-Term Bond Fund, Money Market Fund, Science &
           Technology Fund, First Start Growth Fund, Intermediate-Term
         Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund,
                       Capital Growth Fund, and Value Fund
                               are included herein

                  Not included in this Post-Effective Amendment
                          are the Prospectuses for the
                 S&P 500 Index Fund, Extended Market Index Fund,
                            and Nasdaq-100 Index Fund

                                     Part A

                               Prospectus for the
                             Aggressive Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  AGGRESSIVE
                               GROWTH FUND

                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                               2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                         2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                               3

   FEES AND EXPENSES                                                     7

   FUND INVESTMENTS                                                      8

   FUND MANAGEMENT                                                      11

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                   14

   HOW TO INVEST                                                        18

   HOW TO REDEEM                                                        22

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                      24

   EXCHANGES                                                            25

   SHAREHOLDER INFORMATION                                              26

   FINANCIAL HIGHLIGHTS                                                 32

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                           34

                                                                  1 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in equity securities of large companies that are selected for their growth potential. The Fund will normally hold a core position of 35 to 50 common stocks. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity,

USAA Aggressive Growth Fund - 2

-------------------------------------------------------------------------------

              emerging  market  risk,  increased  price  volatility,   uncertain
              political conditions, and other factors.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

                 ===========================================================
                 [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
                 ===========================================================

                                                                  3 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1995                50.42%
                         1996                16.47%
                         1997                 7.56%
                         1998                22.22%
                         1999                91.09%
                         2000               -19.95%
                         2001               -33.38%
                         2002               -30.60%
                         2003                30.79%
                         2004                13.03%

                        NINE-MONTH YTD TOTAL RETURN
                              3.15% (9/30/05)

           BEST QUARTER*                              WORST QUARTER*
           51.19% 4th Qtr. 1999                -34.20% 1st Qtr. 2001

              * Please note that "Best Quarter" and "Worst Quarter"  figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

USAA Aggressive Growth Fund - 4

-------------------------------------------------------------------------------

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                                                                 5 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                        SINCE
                                                                      INCEPTION
                             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  10/19/81
===============================================================================

Return Before Taxes            13.03%       -11.36%        9.18%         9.50%

Return After Taxes
on Distributions               13.03%       -11.47%        8.07%         8.12%

Return After Taxes
on Distributions
and Sale of Fund Shares         8.47%       -9.23%         7.63%         7.83%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for
fees, expenses, or taxes)       6.30%       -9.29%         9.59%        11.82%+
-------------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds Index** (reflects no
deduction for taxes)            7.45%       -9.72%         8.64%        11.66%+
===============================================================================

[FOOTNOTES]
 * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 ** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

+ The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of September 30, 1981, while the Fund's inception date is October 19, 1981. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Aggressive Growth Fund - 6

-------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

     MANAGEMENT      DISTRIBUTION          OTHER             TOTAL ANNUAL
       FEES          (12b-1) FEES         EXPENSES          OPERATING EXPENSES
--------------------------------------------------------------------------------
      .40%a              None               .62%               1.02%b

[FOOTNOTES]
 a A performance fee adjustment increased the management fee of 0.37% by 0.03% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See pages 12-13 for more information about the calculation of the performance fee adjustment.

 b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.01%.

          ======================================================================
          [ARROW]  12b-1 FEES SOME  MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                   ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ======================================================================

                                                                  7 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR      3 YEARS      5 YEARS     10 YEARS
            --------------------------------------------------
                $104         $325         $563        $1,248


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in equity securities. These investments will tend to consist primarily of a diversified portfolio of stocks of large companies selected for their growth potential. The Fund will normally hold a core position of 35 to 50 common stocks. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may also invest through initial public offerings.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

USAA Aggressive Growth Fund - 8

-------------------------------------------------------------------------------

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to eco-

                                                                  9 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

              nomic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *   POLITICAL  RISK.  Political risk includes a greater  potential for
              coups  d'etat,   revolts,   and   expropriation   by  governmental
              organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: E.G., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term investment may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

          In selecting  investments for the Fund,  Marsico uses an approach that
          combines   top-down   macroeconomic   analysis  with  bottom-up  stock
          selection.

          The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top-down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

          Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be suitable for investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and

USAA Aggressive Growth Fund - 10

-------------------------------------------------------------------------------

          transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

          As part of this fundamental bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

          Marsico may reduce or sell the Fund's investments in companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or if there are more attractive investment opportunities elsewhere.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 34.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ==========================================================
          [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                   USAA INVESTMENT MANAGEMENT COMPANY
                   APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ==========================================================

                                                                 11 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million. The base fee for the fiscal year ended July 31, 2005, was equal to 0.37% of the Fund's average net assets over the same period.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in

USAA Aggressive Growth Fund - 12

-------------------------------------------------------------------------------

          the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET ASSETS)
      ---------------------------------------------------------------------
          +/- 100 to 400                               +/- 4
          +/- 401 to 700                               +/- 5
        +/- 701 and greater                            +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.37% by 0.03%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

          Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of September 30, 2005, Marsico had approximately $30 billion in assets under management.

          Marsico is compensated directly by IMCO and not by the Fund.

                                                                 13 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          PORTFOLIO MANAGER

          Thomas F. Marsico, Chief Executive Officer of Marsico Capital Management, LLC has been primarily responsible for the day-to-day management of the Fund since June 2002. Mr. Marsico has over 21 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception date) through August 11, 1997.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   manager's   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge.

USAA Aggressive Growth Fund - 14

-------------------------------------------------------------------------------

          The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

                                                                 15 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large

USAA Aggressive Growth Fund - 16

-------------------------------------------------------------------------------

          disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges

                                                                 17 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA Aggressive Growth Fund - 18

------------------------------------------------------------------------------

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 30 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

                                                                 19 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS -USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-7822 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Aggressive Growth Fund - 20

-------------------------------------------------------------------------------

          MAIL

          *   To open an account, send your application and check to:

                      REGULAR MAIL:
                      USAA Investment  Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

                                                                 21 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any pur-chase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

USAA Aggressive Growth Fund - 22

-------------------------------------------------------------------------------

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if

                                                                 23 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

USAA Aggressive Growth Fund - 24

-------------------------------------------------------------------------------

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.


EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 23.

                                                                 25 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

USAA Aggressive Growth Fund - 26

-------------------------------------------------------------------------------

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ===========================================
          [ARROW]     FUND NUMBER           38
          [ARROW]     NEWSPAPER SYMBOL      AgvGt
          [ARROW]     TICKER SYMBOL         USAUX
          ===========================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

                                                                 27 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or

USAA Aggressive Growth Fund - 28

-------------------------------------------------------------------------------

          less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

                                                                 29 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

USAA Aggressive Growth Fund - 30

-------------------------------------------------------------------------------

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                31 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

USAA Aggressive Growth Fund - 32

-------------------------------------------------------------------------------

                                            YEAR ENDED JULY 31,
                      ----------------------------------------------------------
                           2005      2004       2003        2002        2001
                      ----------------------------------------------------------
Net asset value at
 beginning of period  $    24.93 $  23.62   $  20.80    $  31.29   $    56.35
                      ----------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income
    (loss)                   .01     (.02)(a)   (.09)(a)    (.20)(a)     (.22)(a)
  Net realized and
    unrealized gain (loss)  5.32     1.33(a)    2.91(a)   (10.29)(a)    22.97)(a)
                      ----------------------------------------------------------
Total from investment
  operations                5.33     1.31(a)    2.82(a)   (10.49)(a)   (23.19)(a)
Less distributions:
 From realized capital
   gains                      -          -         -          -         (1.87)
                      ----------------------------------------------------------
Net asset value at
 end of period        $    30.26 $  24.93   $  23.62    $  20.80   $    31.29
                      ==========================================================
Total return (%) *         21.38     5.55      13.56      (33.53)      (42.69)

Net assets at end
 of period (000)      $1,121,221 $932,028   $851,236    $730,143   $1,156,449

Ratio of expenses
 to average net
 assets (%)**(b)            1.02     1.03       1.16         .99          .66

Ratio of net investment
 income (loss) to average
 net assets (%) **           .05     (.07)      (.44)       (.77)        (.52)
Portfolio turnover (%)     71.33    87.54     110.24      169.84        23.06

 * Assumes reinvestment of all realized capital gain distributions during the period.

**  For the year ended July 31, 2005, average net assets were $1,024,991,000.

(a) Calculated using average shares for the years ended July 31, 2001, through July 31, 2004.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                             (.01%)   (.04%)     (.02%)      (.00%)+     (.00%)+

    + Represents less than 0.01% of average net assets.

                                                                33 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE AGGRESSIVE GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond

USAA Aggressive Growth Fund - 34

-------------------------------------------------------------------------------

          or an index of securities,  at a future time at a specified price. For
          more   information  on  futures,   see  the  statement  of  additional
          information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or

                                                                35 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

          return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Aggressive Growth Fund - 36

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM



                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23451-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                                   Growth Fund
                               is included herein

[USAA
EAGLE
LOGO(R)]


                       USAA   GROWTH FUND

                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                of  No-Load
               Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                          2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                3

   FEES AND EXPENSES                                                      6

   FUND INVESTMENTS                                                       8

   FUND MANAGEMENT                                                       12

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                    16

   HOW TO INVEST                                                         19

   HOW TO REDEEM                                                         24

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                       26

   EXCHANGES                                                             27

   SHAREHOLDER INFORMATION                                               28

   FINANCIAL HIGHLIGHTS                                                  34

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                            36

                                                                  1 - Prospectus
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USAA GROWTH FUND
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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as a subadviser of the Fund along with Marsico Capital Management, LLC (Marsico). Loomis Sayles and Marsico are responsible for managing the portion of the Fund's assets allocated to each of them by us.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because
              of   currency   exchange   rate   fluctuations,   foreign   market
              illiquidity,

USAA Growth Fund - 2

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              emerging  market  risk,  increased  price  volatility,   uncertain
              political conditions, and other factors.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ===========================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ===========================================================

                                                                  3 - Prospectus
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USAA GROWTH FUND
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[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1995                32.06%
                         1996                17.80%
                         1997                 3.69%
                         1998                32.13%
                         1999                21.67%
                         2000               -19.06%
                         2001               -23.84%
                         2002               -31.79%
                         2003                24.88%
                         2004                12.66%

                        NINE-MONTH YTD TOTAL RETURN
                             5.12% (9/30/05)

              BEST QUARTER*                              WORST QUARTER*
              26.08% 4th Qtr. 1998                -25.51% 3rd Qtr. 2001

          * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

USAA Growth Fund - 4

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          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from
          those  shown.   If  you  hold  your  shares   through  a  tax-deferred
          arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to July 1, 2004, which is the date on which Loomis Sayles assumed day-to-day management of a portion of the Fund's assets, and June 28, 2002, which is the date on which Marsico assumed day-to-day management of a portion of the Fund's assets.

                                                                  5 - Prospectus
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USAA GROWTH FUND
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                       AVERAGE ANNUAL TOTAL RETURNS
                  FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                            PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    4/5/71
================================================================================
Return Before Taxes            12.66%       -9.97%        4.37%         6.47%

Return After Taxes
on Distributions               12.66%      -10.05%        2.87%         4.73%

Return After Taxes
on Distributions
and Sale of Fund Shares         8.23%       -8.17%        3.20%         4.76%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)             6.30%       -9.29%        9.59%          N/A
-------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds
Index** (reflects no deduction
for taxes)                      7.45%       -9.72%        8.64%          N/A
================================================================================

[FOOTNOTES]
* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.


FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA Growth Fund - 6

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          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

        MANAGEMENT      DISTRIBUTION          OTHER             TOTAL ANNUAL
         FEES          (12b-1) FEES         EXPENSES          OPERATING EXPENSES
--------------------------------------------------------------------------------
         .75%a              None              .46%                 1.21%b,c

[FOOTNOTES]
a A performance fee adjustment decreased the management fee of 0.75% by less than 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See page 13 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.17%.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                            Actual Total Annual
         Total Annual                                       Operating Expenses
          Operating            Reimbursement                      After
          Expenses               From IMCO                    Reimbursement
         ----------------------------------------------------------------------
            1.21%                   .21%                           1.00%

          ======================================================================
          [ARROW]  12b-1 FEES SOME  MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                   ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ======================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although

                                                                  7 - Prospectus

USAA GROWTH FUND
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          your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR      3 YEARS      5 YEARS     10 YEARS
            ---------------------------------------------------
                $123         $384         $665       $1,466

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Loomis Sayles and Marsico may also invest the Fund's assets in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when they believe these securities will offer a good prospect for appreciation. However, Loomis Sayles and Marsico will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets may also be invested through initial public offerings.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

USAA Growth Fund - 8

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          MANAGEMENT  RISK.  This Fund is subject to management risk because the
          Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio
          turnover  and  higher   transaction  costs  than  normal  if  the  new
          subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *   POLITICAL  RISK.  Political risk includes a greater  potential for
              coups  d'etat,   revolts,   and   expropriation   by  governmental
              organizations.

                                                                  9 - Prospectus

USAA GROWTH FUND
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          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

          In selecting  investments for the Fund,  Marsico uses an approach that
          combines   top-down   macroeconomic   analysis  with  bottom-up  stock
          selection.

          The Fund's core investments generally are comprised of well-known, established growth companies. However, Marsico also may typically include more aggressive growth companies, and companies undergoing significant changes: E.G., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term investments may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

          The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

          Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico may focus on any of a number of different attributes, that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

          As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors, and competitors. Marsico also may

 USAA Growth Fund - 10

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          prepare  detailed  earnings and cash flow models of  companies.  These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

          Marsico may reduce or sell the Fund's investments in companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or if there are more attractive opportunities elsewhere.

          The Loomis Sayles large cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

          The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

          When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure, weakening of
          competitive   position,

                                                                 11 - Prospectus

USAA GROWTH FUND
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          earnings disappointments;  aggressive or controversial accounting; and
          acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 36.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ==========================================================
          [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                   USAA INVESTMENT MANAGEMENT COMPANY
                   APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ==========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0%

USAA Growth Fund - 12
-------------------------------------------------------------------------------

          to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET ASSETS)
      ---------------------------------------------------------------------
          +/- 100 to 400                               +/- 4
          +/- 401 to 700                               +/- 5
        +/- 701 and greater                            +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.75% by less than 0.01%.

                                                                 13 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.54% of average net assets.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into Investment Subadvisory Agreements with Loomis Sayles and Marsico, under which Loomis Sayles and Marsico each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

          Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of September 30, 2005, managed more than $70.8 billion in client assets.

          Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of September 30, 2005, Marsico had approximately $30 billion in assets under management.

          Loomis Sayles and Marsico are compensated directly by IMCO and not by the Fund.

USAA Growth Fund - 14

-------------------------------------------------------------------------------

          PORTFOLIO MANAGERS

          LOOMIS SAYLES

          The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

          Mr. Baribeau, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since July 2004. He earned a BA in Economics from the University of Vermont and an MA in Economics from the University of Maryland and holds the designation of Chartered Financial Analyst.

          Mrs. Czekanski, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since July 2004. She earned a BA in Economics from Middlebury College and holds the designation of Chartered Financial Analyst.

          Mr. Skaggs, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 after serving as an analyst in Loomis Sayles' Equity Research Department covering the financial sector and has managed the Fund since July 2004. He received both a BA and an MSM in Economics from Oakland University and holds the designation of Chartered Financial Analyst.

          MARSICO

          Thomas F. Marsico, Chief Executive Officer of Marsico Capital Management, LLC is primarily responsible for the day-to-day management of the portion of the Fund attributed to Marsico. He has managed the Fund since 2002. Mr. Marsico has over 21 years of experience as a securities analyst and portfolio manager and formed Marisco Capital in 1997.

                                                                 15 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition,

USAA Growth Fund - 16

-------------------------------------------------------------------------------

          we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

                                                                 17 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

USAA Growth Fund - 18

-------------------------------------------------------------------------------

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another

                                                                 19 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 32 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day

USAA Growth Fund - 20

-------------------------------------------------------------------------------

          it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                                                                 21 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                            REGULAR MAIL:
                            USAA Investment Management Company
                            P.O. Box 659453
                            San Antonio, TX 78265-9825

                            REGISTERED OR EXPRESS MAIL:
                            USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, TX 78240

USAA Growth Fund - 22

-------------------------------------------------------------------------------

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                            REGULAR MAIL:
                            USAA Investment Management Company
                            P.O. Box 659453
                            San Antonio, TX 78265-9825

                            REGISTERED OR EXPRESS MAIL:
                            USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.
                                                                 23 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

USAA Growth Fund - 24

-------------------------------------------------------------------------------

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                            REGULAR MAIL:
                            USAA Investment Management Company
                            P.O. Box 659453
                            San Antonio, TX 78265-9825

                            REGISTERED OR EXPRESS MAIL:
                            USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

                                                                 25 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Growth Fund - 26

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EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 25.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds).

                                                                 27 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 18.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

USAA Growth Fund - 28

-------------------------------------------------------------------------------

          ===========================================
          [ARROW]     FUND NUMBER           41
          [ARROW]     NEWSPAPER SYMBOL      Grwth
          [ARROW]     TICKER SYMBOL         USAAX
          ===========================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the

                                                                 29 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by

USAA Growth Fund - 30

-------------------------------------------------------------------------------

          events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

                                                                 31 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

         =======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
         =======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to gain on an individual shareholder's redemption of Fund shares held for more than a year and
          (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless   of  the  length  of  time  you  have  held  Fund  shares,
          distributions of net capital gain (I.E., the excess of net long-term gain over net short-

USAA Growth Fund - 32

-------------------------------------------------------------------------------

          term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

                                                                 33 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

USAA Growth Fund - 34

-------------------------------------------------------------------------------

                                         YEAR ENDED JULY 31,
                         ----------------------------------------------------
                           2005       2004       2003      2002       2001
                         ----------------------------------------------------
Net asset value at
 beginning of period     $  11.78   $  11.29  $  10.34  $  15.74   $    24.50
                         ----------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income
   (loss)                     .00(d)     .00(d)    .00(d)   (.04)(a)    (.07)(a)
  Net realized and
   unrealized gain (loss)    2.75        .50       .95     (5.36)(a)   (8.18)(a)
                         ----------------------------------------------------
Total from investment
operations                   2.75        .50       .95     (5.40)(a)   (8.25)(a)
                         ----------------------------------------------------
Less distributions:
 From net investment
  income                     -          (.01)      -          -            -
 From realized capital
  gains                      -           -         -          -          (.51)
                         ----------------------------------------------------
Total distributions          -          (.01)      -          -          (.51)
                         ----------------------------------------------------
Net asset value at
 end of period           $  14.53   $  11.78  $  11.29  $  10.34   $    15.74
                         ====================================================
Total return (%) *          23.34       4.39      9.19    (34.31)      (34.34)

Net assets at end of
 period (000)            $933,849   $794,974  $769,704  $728,286   $1,188,743

Ratio of expenses
 to average net
 assets(%)**(b)              1.00(c)    1.00(c)   1.00(c)   1.00(c)       .99

Ratio of expenses
 to average net
 assets, excluding
 reimbursements(%)**(b)      1.21       1.20      1.28      1.22          -

Ratio of net investment
 income (loss) to average
 net assets (%) **            .00(e)     .00(e)    .05      (.27)        (.39)

Portfolio turnover (%)     128.00     119.52     54.10    114.41       101.08


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2005, average net assets were $859,904,000.

(a) Calculated using average shares for the years ended July 31, 2001, through July 31, 2002.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                           (.04%)     (.02%)    (.01%)    (.00%)(e)    (.00%)(e)

(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

(d)  Represents less than $0.01 per share.

(e)  Represents less than 0.01%.

                                                                 35 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
          INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested, limited to 5% of the value of the Fund's net assets at the time of purchase, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or

USAA Growth Fund - 36

-------------------------------------------------------------------------------

          an index of  securities,  at a future time at a specified  price.  For
          more   information  on  futures,   see  the  statement  of  additional
          information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return

                                                                 37 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

          the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Growth Fund - 38

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23452-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                              Growth & Income Fund
                               is included herein

[USAA
EAGLE
LOGO(R)]


                       USAA   GROWTH &
                                 INCOME FUND


                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                of  No-Load
               Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                               2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                         2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                               3

   FEES AND EXPENSES                                                     6

   FUND INVESTMENTS                                                      7

   FUND MANAGEMENT                                                      10

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                   13

   HOW TO INVEST                                                        17

   HOW TO REDEEM                                                        21

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                      23

   EXCHANGES                                                            24

   SHAREHOLDER INFORMATION                                              25

   FINANCIAL HIGHLIGHTS                                                 31

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                           33

                                                                 1 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's primary investment objective is capital growth and its secondary investment objective is current income. The Fund's strategy to achieve this objective is to identify through fundamental analysis market-leading companies of all market cap sizes in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high-quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser of the Fund. Wellington Management is responsible for investing the Fund's assets.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 7 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

USAA Growth & Income Fund - 2

-------------------------------------------------------------------------------

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investment in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity emerging market risk, increased price volatility, uncertain political conditions, and others factors.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ======================================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE
                  REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ======================================================================

                                                                  3 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

[BAR CHART]

                    CALENDAR YEAR       TOTAL RETURN
                         1995               31.57%
                         1996               23.04%
                         1997               26.04%
                         1998                6.46%
                         1999               14.11%
                         2000                2.99%
                         2001               -6.13%
                         2002              -21.27%
                         2003               29.22%
                         2004               10.63%

                         NINE-MONTH YTD TOTAL RETURN
                                4.73% (9/30/05)

               BEST QUARTER*                             WORST QUARTER*
               17.52% 4th Qtr. 1998               -17.48% 3rd Qtr. 1998

              * Please note that "Best Quarter" and "Worst Quarter"  figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distribu-

USAA Growth & Income Fund - 4

-------------------------------------------------------------------------------

          tions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                          PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS   6/1/93
================================================================================
Return Before Taxes         10.63%         1.70%            10.43%       9.51%

Return After Taxes
on Distributions             9.17%         0.97%             9.29%       8.38%

Return After Taxes
on Distributions
and Sale of Fund Shares      7.97%         1.17%             8.69%       7.86%
--------------------------------------------------------------------------------
Russell 3000(R) Index*
(reflects no deduction for
fees, expenses, or taxes)   11.95%        -1.16%            12.01%      10.89%+
--------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds
Index** (reflects no
deduction
for taxes)                  12.39%        -0.07%            11.13%      10.14%+
================================================================================

[FOOTNOTES]
*    The Russell 3000 Index  measures the  performance of the 3,000 largest U.S.
     companies   based  on  total  market   capitalization,   which   represents
     approximately 98% of the investable U.S. equity market.

** The Lipper Multi-Cap Core Funds Index tracks the total return performance for the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market

                                                                  5 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

+ The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.


FEES AND EXPENSES

          The following summary describes the fee and expense you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

    MANAGEMENT          DISTRIBUTION         OTHER           TOTAL ANNUAL
       FEES             (12b-1) FEES        EXPENSES     OPERATING EXPENSES
   --------------------------------------------------------------------------
       .57%a                None              .43%              1.00%b

[FOOTNOTES]
a A performance fee adjustment decreased the management fee of 0.60% by 0.03% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Core Funds Index. See page 11 for more information about the calculation of the performance fee adjustment.

b    Through  arrangements   with  the Fund's custodian and other banks utilized
     by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank

USAA Growth & Income Fund - 6

-------------------------------------------------------------------------------

     accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 0.98%.

          ======================================================================
          [ARROW]  12b-1 FEES SOME  MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                   ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ======================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                1 YEAR         3 YEARS        5 YEARS         10 YEARS
             -----------------------------------------------------------
                 $102            $318           $552           $1,225


 FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs). Wellington Management will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities
                                                                 7 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          are purchased. The Fund may also invest in convertible debt securities and nonconvertible preferred stock.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objectives during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

USAA Growth & Income Fund - 8

-------------------------------------------------------------------------------

          FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *   POLITICAL  RISK.  Political Risk includes a greater  potential for
              coups  d'etat,   revolts,   and   expropriation   by  governmental
              organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          Wellington Management will consider purchasing stocks that exhibit the following characteristics:

          *   superior market positions
          *   positive financial momentum accompanied by strong fundamentals
          *   sustainable revenue and earnings growth
          *   high-quality management team
          *   attractive valuation

          Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 33.

                                                                 9 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ==============================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
     ==============================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets for the fiscal year.

USAA Growth & Income Fund - 10

-------------------------------------------------------------------------------

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                 ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX               (IN BASIS POINTS AS A  PERCENTAGE
      (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET  ASSETS)
    ----------------------------------------------------------------------
          +/- 100 to 400                            +/- 4
          +/- 401 to 700                            +/- 5
        +/- 701 and greater                         +/- 6

[FOOTNOTE]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.60% by 0.03%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

                                                                 11 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2005, Wellington Management had approximately $428 billion in assets.

          Wellington Management is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          The Fund is managed by Wellington Management using a team of investment professionals led by Matthew E. Megargel. The team is jointly responsible for the day-to-day management of the Fund's portfolio.

          Matthew E. Megargel, CFA, senior vice president of Wellington Management, has served as portfolio manager of the Fund since June 2002. Mr. Megargel joined the firm as an investment professional in 1983.

          Jeffrey L. Kripke, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since June 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

          Maya K. Bittar, CFA, vice president of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since June 2002.

          Francis J. Boggan, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since June 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

USAA Growth & Income Fund - 12

-------------------------------------------------------------------------------

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition,
                                                                 13 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 24.

USAA Growth & Income Fund - 14

-------------------------------------------------------------------------------

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

                                                                15 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining its client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

USAA Growth & Income Fund - 16

-------------------------------------------------------------------------------

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 29 or additional tax information.

                                                                17 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

USAA Growth & Income Fund - 18

-------------------------------------------------------------------------------

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-7822 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                                                                 19 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your

USAA Growth & Income Fund - 20

-------------------------------------------------------------------------------

              Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

          HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY

                                                                 21 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of

USAA Growth & Income Fund - 22

------------------------------------------------------------------------------

          account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

                                                                 23 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 22.

USAA Growth & Income Fund - 24

------------------------------------------------------------------------------

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

                                                                 25 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

         =================================================
          [ARROW]     FUND NUMBER                  37
          [ARROW]     NEWSPAPER SYMBOL             Gr&Inc
          [ARROW]     TICKER SYMBOL                USGRX
          =================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets

USAA Growth & Income Fund - 26

-------------------------------------------------------------------------------

          are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                                                                27 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the

USAA Growth & Income Fund - 28

-------------------------------------------------------------------------------

          NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                 29 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA Growth & Income Fund - 30

-------------------------------------------------------------------------------

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                                31 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                        YEAR ENDED JULY 31,
                      -------------------------------------------------------
                           2005       2004       2003      2002        2001
                      -------------------------------------------------------
Net asset value at
 beginning of period  $    17.72 $    15.76  $  14.64  $  19.69    $  19.79
                      -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income      .13        .04       .05       .10         .16
  Net realized and
   unrealized gain (loss)   2.61       1.97      1.45     (4.47)        .25
                      -------------------------------------------------------
Total from investment       2.74       2.01      1.50     (4.37)        .41
 operations           -------------------------------------------------------

Less distributions:
 From net investment
  income                    (.13)      (.05)     (.05)     (.10)       (.16)
 From realized capital
  gains                    (1.17)       -        (.33)     (.58)       (.35)
                      -------------------------------------------------------
Total distributions        (1.30)      (.05)     (.38)     (.68)       (.51)
                      -------------------------------------------------------
Net asset value at
end of period         $    19.16 $    17.72     15.76  $  14.64  $    19.69
                      =======================================================

Total return (%) *         15.79      12.75     10.56    (22.74)       2.11

Net assets at end of
 period (000)         $1,329,900 $1,130,036  $932,781  $850,987  $1,116,680

Ratio of expenses
 to average net
 assets (%)**(a)            1.00       1.01      1.09      1.05         .89

Ratio of net investment
 income to average net
 assets (%) **               .69        .22       .37       .57         .82

Portfolio turnover (%)     81.26      72.93     66.01     73.52       28.95


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended July 31, 2005, average net assets were $1,221,701,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                            (.02%)     (.03%)    (.02%)    (.00%)(+)   (.00%)(+)

    + Represents less than 0.01% of average net assets.

USAA Growth & Income Fund - 32

------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH & INCOME FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested, limited to 5% of the value of the Fund's net assets at the time of purchase, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a

                                                                 33 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as

USAA Growth & Income Fund - 34

------------------------------------------------------------------------------

          collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          REAL ESTATE INVESTMENT TRUST (REITs)

          A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit.
                                                                 35 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

          Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23453-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                                Income Stock Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  INCOME STOCK FUND


                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P R O S P E C T U S

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                          2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                3

   FEES AND EXPENSES                                                      6

   FUND INVESTMENTS                                                       7

   FUND MANAGEMENT                                                       10

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                    14

   HOW TO INVEST                                                         17

   HOW TO REDEEM                                                         22

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                       24

   EXCHANGES                                                             25

   SHAREHOLDER INFORMATION                                               26

   FINANCIAL HIGHLIGHTS                                                  32

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                            34

                                                                  1 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          We are the Fund's investment adviser. We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management, Inc. (OFI Institutional) to serve as subadvisers of the Fund. GMO and OFI Institutional are responsible for managing the portion of the Fund's assets allocated to each of them by us.

          Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 7 for more information.


WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, dividend payout risk, management risk, and foreign investing risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * DIVIDEND PAYOUT RISK is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

USAA Income Stock Fund - 2

--------------------------------------------------------------------------------

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because or currency exchange rate fluctuations, foreign market illiquidity emerging market risk, increased price volatility, uncertain political conditions, and other factors.

          An additional risk described later in the prospectus is the risk of investing in real estate investment trusts (REITs).

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES THE  PRICE CHANGE  IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

                                                                  3 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDER YEAR       TOTAL RETURN
                         1995                28.62%
                         1996                18.70%
                         1997                26.99%
                         1998                 8.10%
                         1999                 2.46%
                         2000                10.82%
                         2001                -4.18%
                         2002               -19.00%
                         2003                25.76%
                         2004                12.02%

                         NINE-MONTH YTD TOTAL RETURN
                                 4.77% (9/30/05)

          BEST QUARTER*                                  WORST QUARTER*
          15.24% 4th Qtr. 2003                    -20.13% 3rd Qtr. 2002

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits

USAA Income Stock Fund - 4

--------------------------------------------------------------------------------

          the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to August 1, 2005, which is the date on which OFI Institutional assumed day-to-day management of a portion of the Fund's assets, and July 12, 2003, which is the date on which GMO assumed day-to-day management of a portion of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                       SINCE
                                                                     INCEPTION
                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    5/4/87
================================================================================
Return Before Taxes            12.02%       3.92%       10.04%         10.09%

Return After Taxes
on Distributions               11.58%       2.60%        7.83%          7.92%

Return After Taxes
on Distributions
and Sale of Fund Shares         8.37%       2.73%        7.61%          7.71%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index*
(reflects no deduction for
fees, expenses, or taxes)      16.49%       5.27%       13.83%         12.00%+
--------------------------------------------------------------------------------
Lipper Equity Income Funds
Index** (reflects no
deduction for taxes)           13.02%       3.90%       10.63%          9.97%+
================================================================================

[FOOTNOTES]
 * The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

+ The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated with a commencement date of April 30, 1987, while the Fund's inception date is May 4, 1987. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  5 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describes the fees and expense you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

     MANAGEMENT          DISTRIBUTION        OTHER           TOTAL ANNUAL
       FEES              (12B-1) FEES       EXPENSES       OPERATING EXPENSES
    ---------------------------------------------------------------------------
       .47%a                None              .31%               .78%b

[FOOTNOTES]
a A performance fee adjustment decreased the management fee of 0.50% by 0.03% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Equity Income Funds Index. See page 11 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced expense ratios by less than 0.01%.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

USAA Income Stock Fund - 6

--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

          1 YEAR         3 YEARS        5 YEARS        10 YEARS
        -----------------------------------------------------------
            $80            $249           $433            $966


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock

                                                                  7 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

          DIVIDEND PAYOUT RISK. This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of man-agers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          REITS INVESTMENT RISK. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISKS.  Investing in foreign securities poses unique
          risks:   currency   exchange   rate   fluctuations;   foreign   market
          illiquidity;

USAA Income Stock Fund - 8

--------------------------------------------------------------------------------

          increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          With respect to the portion of the Fund managed by GMO, the portfolio is generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO seeks to control risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the Russell 1000 Value Index. With the addition on August 1, 2005, of OFI Institutional as an additional subadviser of the Fund, GMO materially modified its investment techniques in managing its portion of the Fund, in part to place greater emphasis on risk control.

          With respect to the portion of the Fund managed by OFI Institutional, a combination of quantitative models is used by OFI Institutional to identify those stocks that show the greatest potential for capital appreciation. The exact combination of models that is used is based on a proprietary process that OFI Institutional has developed over the years as a result of intensive and rigorous research. Typically, the portfolio that OFI Institutional manages will have a P/E ratio that is less than the Russell 1000 Value Index, and will have a yield at or above the Russell 1000 Value Index.
                                                                  9 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          OFI Institutional examines the portfolio on a daily basis to identify those stocks that are no longer rated highly by the models. When a stock is sold, the stocks to be purchased for the portfolio are selected according to their perceived potential for capital appreciation as well as their ability to maintain the portfolio's balance with respect to sector and industry diversification, underlying fundamentals such as P/E ratio, and distribution of market capitalization.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 34.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ===========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
     ===========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0%

USAA Income Stock Fund - 10

--------------------------------------------------------------------------------

          to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate at one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     ------------------------------------------------------------------------
            +/- 100 to 400                               +/- 4
            +/- 401 to 700                               +/- 5
          +/- 701 and greater                            +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Equity Income Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.50% by 0.03%.

                                                                 11 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into Investment Subadvisory Agreements with GMO and OFI Institutional, under which GMO and OFI Institutional each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

          GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO has 28 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of September 30, 2005, GMO managed on a worldwide basis approximately $102 billion.

          OFI Institutional, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, is an investment adviser registered under the Investment Advisers Act of 1940. OFI Institutional, a corporation organized under the laws of the state of New York, is the institutional arm of Oppenheimer Funds, Inc., one of the country's largest investment organizations with approximately $7.1 billion in assets under management as of September 30, 2005. OFI Institutional is dedicated to serving the needs of retirement plan sponsors, endowments, foundations, and other investment companies.

          GMO and OFI Institutional are compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          GMO

          Day-to-day management of the Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

USAA Income Stock Fund - 12

--------------------------------------------------------------------------------

          Robert Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows. Mr. Soucy has joined GMO in 1987 and served as director of U.S. equity management since 2001. He has managed the Fund since July 2003.

          Sam Wilderman joined the Division as co-director in 2005. Mr. Wilderman, together with Mr. Soucy, is currently responsible for the portfolio management of all U.S. quantitative equities portfolios. Mr. Wilderman has served as co-director of U.S. equity management since 2005 and has co-managed the Fund since 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.

          OFI INSTITUTIONAL

          OFI Institutional also employs a team approach in managing its portion of the Fund. The team is led by David Schmidt, Chief Investment Officer, Quantitative Equities. Mr. Schmidt oversees the quantitative equity investment process and is responsible for the ongoing analysis of the firms' quantitative models. He rejoined the firm in 1994 and has held his current responsibilities since 1999. He has managed the Fund since August 2005. He holds a B.A. in Mathematics from Carleton College and the Chartered Financial Analyst designation.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a

                                                                 13 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------


          new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Income Stock Fund - 14

--------------------------------------------------------------------------------

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA
               Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution

                                                                 15 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

              to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include

USAA Income Stock Fund - 16

--------------------------------------------------------------------------------

          warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.


HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take

                                                                 17 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 30 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

USAA Income Stock Fund - 18

--------------------------------------------------------------------------------

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and money prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.
                                                                 19 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS -USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

USAA Income Stock Fund - 20

--------------------------------------------------------------------------------

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R) 800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.
                                                                 21 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

          *    Access USAA.COM.

USAA Income Stock Fund - 22

--------------------------------------------------------------------------------

          *    Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.
                                                                 23 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Income Stock Fund - 24

--------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 23.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or

                                                                 25 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

USAA Income Stock Fund - 26

--------------------------------------------------------------------------------

          ==================================================
          [ARROW]     FUND NUMBER                   35
          [ARROW]     NEWSPAPER SYMBOL              IncStk
          [ARROW]     TICKER SYMBOL                 USISX
          ==================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     =============================================================
                                 TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE  =    --------------------------------
                                        NUMBER OF SHARES
                                          OUTSTANDING
     =============================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                                                                 27 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchanged-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation proce-

USAA Income Stock Fund - 28

--------------------------------------------------------------------------------

          dures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

                                                                 29 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

 ===============================================================================
 [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

 [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
 ===============================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

USAA Income Stock Fund - 30

--------------------------------------------------------------------------------

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

                                                                 31 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2002 through 2005, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

USAA Income Stock Fund - 32

--------------------------------------------------------------------------------

                                           YEAR ENDED JULY 31,
                        -----------------------------------------------------------
                            2005        2004       2003         2002       2001
                        -----------------------------------------------------------
Net asset value at
 beginning of period    $    15.31  $    13.14  $    14.30  $    18.44  $    17.63
                        -----------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income        .32         .25         .27         .36         .48
  Net realized and
    unrealized gain (loss)    2.22        2.16        (.17)      (3.57)       1.33
                        -----------------------------------------------------------
Total from investment
 operations                   2.54        2.41         .10       (3.21)       1.81
                        -----------------------------------------------------------
Less distributions:
  From net investment
   income                     (.32)       (.24)       (.26)       (.37)       (.49)
  From realized capital
   gains                      (.17)       -          (1.00)       (.56)       (.51)
                        -----------------------------------------------------------
Total distributions           (.49)       (.24)      (1.26)       (.93)      (1.00)
                        -----------------------------------------------------------
Net asset value at
 end of period          $    17.36  $    15.31  $    13.14  $    14.30  $    18.44
                        ===========================================================
Total return (%) *           16.81       18.44        1.28      (17.97)      10.57

Net assets at end of
period (000)            $2,088,535  $1,807,680  $1,520,701  $1,575,460  $1,978,886

Ratio of expenses
 to average net
 assets (%) **(a)              .78         .79         .81         .82         .67

Ratio of net investment
income to average net
assets (%) **                 1.99        1.66        2.10        2.14        2.57

Portfolio turnover (%)       72.80       54.35      141.55       93.98       17.65

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended July 31, 2005, average net assets were $1,943,119,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                             (.00%)+     (.00%)+      (.01%)     (.00%)+     (.00%)+

    + Represents less than 0.01% of average net assets.

                                                                 33 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INCOME STOCK FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CALL OPTIONS

          We may write covered call options with respect to not more than 5% of the Fund's total assets.

          CONVERTIBLE SECURITIES

          Up to 10% of the Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. To the extent that the Fund invests in convertible securities, it will be subject to interest rate risk and credit risk in that the value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency con-tracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

USAA Income Stock Fund - 34

--------------------------------------------------------------------------------

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

                                                                 35 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

USAA Income Stock Fund - 36

--------------------------------------------------------------------------------

          REAL ESTATE INVESTMENT TRUST (REITS)

          A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM



                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23454-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                                   Income Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  INCOME FUND

                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                 2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND? USING MUTUAL FUNDS IN AN                                  2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                 3

   FEES AND EXPENSES                                                       6

   FUND INVESTMENTS                                                        7

   FUND MANAGEMENT                                                        12

   INVESTMENT PROGRAM                                                     14

   HOW TO INVEST                                                          17

   HOW TO REDEEM                                                          22

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                        24

   EXCHANGES                                                              25

   SHAREHOLDER INFORMATION                                                26

   FINANCIAL HIGHLIGHTS                                                   31

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                             33

                                                                  1 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is maximum current income without undue risk to principal. The Fund's strategy to achieve this objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 7 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are interest rate risk, prepayment risk, credit risk, stock market risk, and management risk.

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

          * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

USAA Income Fund - 2

--------------------------------------------------------------------------------

          * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          Other risks of the Fund described later in the prospectus are the risks of investing in real estate investment trusts (REITs) and mortgage-backed securities and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

                                                                  3 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ======================================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ======================================================================

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         1995           24.47%
                         1996            1.33%
                         1997           11.05%
                         1998            8.75%
                         1999           -3.85%
                         2000           13.34%
                         2001            7.58%
                         2002            8.63%
                         2003            4.91%
                         2004            4.52%

                          NINE-MONTH YTD TOTAL RETURN
                                 2.40% (9/30/05)
         BEST QUARTER*                                     WORST QUARTER*
         6.92% 2nd Qtr. 1995                         -4.18% 1st Qtr. 1996

         * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's

USAA Income Fund - 4

--------------------------------------------------------------------------------

          distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                        SINCE
                                       PAST      PAST        PAST      INCEPTION
                                      1 YEAR    5 YEARS    10 YEARS     3/4/74
================================================================================
Return Before Taxes                    4.52%      7.75%      7.84%       9.40%

Return After Taxes on                  2.92%      5.51%      5.22%       5.70%
Distributions

Return After Taxes on Distributions
and Sale of Fund Shares                2.91%      5.25%      5.11%       5.65%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for
fees, expenses, or taxes)              4.34%      7.71%      7.72%         n/a
-------------------------------------------------------------------------------
Lipper A Rated Bond Funds Index**
(reflects no deduction for             4.51%      7.22%      7.23%         n/a
taxes)
================================================================================

[FOOTNOTES]
* The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

** The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

                                                                  5 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          YIELD

          All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2004, was 3.98%.

          ======================================================================
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ======================================================================


FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

             MANAGEMENT      DISTRIBUTION        OTHER         TOTAL ANNUAL
                FEES         (12B-1) FEES       EXPENSES    OPERATING EXPENSES
          ---------------------------------------------------------------------
                .23%a           None              .32%               .55%b

[FOOTNOTES]
          a A performance fee adjustment decreased the management fee of 0.24% by 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper A Rated Bond Funds Index. See page 13 for more information about the calculation of the performance fee adjustment.

USAA Income Fund - 6

--------------------------------------------------------------------------------

          b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

          ======================================================================
          [ARROW]   12B-1 FEES SOME MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                    ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ======================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
          --------------------------------------------------------------
                  $56          $176        $307           $689

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may

                                                                 7 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

          PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

          [ARROW] WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

          The Fund's portfolio may consist of, among other securities, any of the following:

          * Obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations;
          *   Mortgage-backed securities;
          *   Asset-backed securities;
          * Corporate debt securities such as notes, bonds, and commercial paper;

USAA Income Fund - 8

--------------------------------------------------------------------------------

          * U.S. bank obligations, including certificates of deposit and banker's acceptances;
          * Obligations of state and local governments and their agencies and instrumentalities;
          *   Eurodollar and Yankee obligations;
          *   Collateralized mortgage obligations (CMOs);
          *   Commercial mortgage-backed securities (CMBSs);
          *   CMBS interest only securities (CMBS IOs);
          *   Variable rate-demand notes;
          *   Treasury inflation-protected securities (TIPS);
          *   Master demand notes;
          *   Other debt securities;
          *   Convertible securities;
          *   Equity and debt securities of real estate investment trusts;
          *   Preferred stocks;
          *   Synthetic instruments; and
          *   Equity securities.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 33.

          [ARROW] WHAT WILL BE THE QUALITY OF THE DEBT SECURITIES INCLUDED IN THE FUND'S PORTFOLIO?

          In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; or those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

          *   Moody's Investors Service
          *   Standard & Poor's Ratings Group
          *   Fitch Ratings

                                                                  9 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          *   Dominion Bond Rating Service Limited
          *   A.M. Best Co., Inc.

          If the security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

          You will find a complete description of the above debt ratings in the Fund's statement of additional information.

          CREDIT RISK. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

          * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

          * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

          * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

USAA Income Fund - 10

--------------------------------------------------------------------------------

          Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

          U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

          We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

          [ARROW] WHAT OTHER RISKS APPLY TO THE FUND'S PORTFOLIO?

          STOCK MARKET RISK. Because this Fund may invest in equity securities, it can be subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.
                                                                 11 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          REITS INVESTMENT RISK. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

          For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ======================================================================
             [ARROW]   TOTAL ASSETS UNDER MANAGEMENT
                       BY USAA INVESTMENT MANAGEMENT COMPANY
                       APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ======================================================================

USAA Income Fund - 12

--------------------------------------------------------------------------------

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

              OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
                RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
               (IN BASIS POINTS) 1      OF THE FUND'S AVERAGE NET ASSETS)
          ====================================================================

              +/- 20 to 50                                +/- 4
              +/- 51 to 100                               +/- 5
           +/- 101 and greater                            +/- 6

[FOOTNOTE]
           1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).
                                                                 13 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper A Rated Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.24% by 0.01%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          PORTFOLIO MANAGER

          Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 26 years of investment management experience and has worked for us for six years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts. She holds a Ph.D. and M.A. from the University of Pennsylvania and a B.A. from Radcliffe College.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   manager's   compensation,   other
          accounts, and ownership of Fund securities.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock

USAA Income Fund - 14

-------------------------------------------------------------------------------

          or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

                                                                 15 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

USAA Income Fund - 16

--------------------------------------------------------------------------------

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another

                                                                 17 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 29 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time,

USAA Income Fund - 18

--------------------------------------------------------------------------------

          your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

                                                                 19 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

USAA Income Fund - 20

--------------------------------------------------------------------------------

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R) 800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.

                                                                 21 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

USAA Income Fund - 22

--------------------------------------------------------------------------------

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

                                                                 23 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Income Fund - 24

-------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 23.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each

                                                                 25 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

USAA Income Fund - 26

--------------------------------------------------------------------------------

          ==========================================================
              [ARROW]     FUND NUMBER                   40
              [ARROW]     NEWSPAPER SYMBOL            Inco
              [ARROW]     TICKER SYMBOL              USAIX
          ==========================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ======================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ======================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sale price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                                                                 27 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

USAA Income Fund - 28

--------------------------------------------------------------------------------

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may

                                                                 29 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

          be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and
          (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

USAA Income Fund - 30

--------------------------------------------------------------------------------

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                                 31 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------


                                                    YEAR ENDED JULY 31,
                             ==========================================================
                                 2005       2004        2003        2002        2001
                             ==========================================================
Net asset value at
 beginning of period         $    12.24  $    12.16  $    12.05  $    12.34  $    11.60
                             ----------------------------------------------------------
Income (loss) from
  investment operations:
    Net investment income           .54         .55         .60         .72         .80(a)
    Net realized and
    unrealized gain (loss)          .10         .08         .12        (.28)        .76(a)
                             ----------------------------------------------------------
Total from investment
  operations                        .64         .63         .72         .44        1.56
                             ----------------------------------------------------------
Less distributions:
  From net investment income       (.56)       (.55)       (.61)       (.73)       (.82)

Net asset value
  at end of period           $    12.32  $    12.24  $    12.16   $   12.05  $    12.34
                             ==========================================================
Total return (%) *                 5.33       5.23         5.98        3.70       13.86
Net assets at end
  of period (000)            $1,798,881  $1,710,032  $1,757,831  $1,665,239  $1,510,012

Ratio of expenses
  to average net
  assets (%) **(b)                  .55         .52         .50(c)      .55(c)      .41

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%) **(b)          -          -             -          .55          -

Ratio of net investment
  income to average net
  assets (%) **                    4.38        4.36        4.79        5.89        6.63(a)

Portfolio turnover (%)            24.17       28.25       60.54       59.61       43.39

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2005, average net assets were $1,759,928,000.

(a) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, those amounts would have been:

                Net investment income                                 $ 0.79
                Net realized and unrealized gain                      $ 0.77
                Ratio of net investment income to average net assets    6.57%

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Effective April 26, 2002, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.55% of the Fund's average net assets.

USAA Income Fund - 32

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INCOME FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
          INVESTED:

          ASSET-BACKED SECURITIES

          The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
          (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

          On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

          The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                                                                 33 - Prospectus

USAA INCOME FUND
-------------------------------------------------------------------------------

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          EQUITY SECURITIES

          The Fund's assets may be invested in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

          EURODOLLAR AND YANKEE OBLIGATIONS

          A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

USAA Income Fund - 34

-------------------------------------------------------------------------------

          Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

          FUTURES

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

                                                                 35 - Prospectus

USAA INCOME FUND
-------------------------------------------------------------------------------

          MASTER DEMAND NOTES

          The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

          MORTGAGE-BACKED SECURITIES

          The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase

USAA Income Fund - 36

-------------------------------------------------------------------------------

          as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

          Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

          A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

          CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

                                                                 37 - Prospectus

USAA INCOME FUND
-------------------------------------------------------------------------------

          MUNICIPAL LEASE OBLIGATIONS

          The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          PERIODIC AUCTION RESET BONDS

          The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

          Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

          PUT BONDS

          The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

USAA Income Fund - 38

-------------------------------------------------------------------------------

          REAL ESTATE INVESTMENT TRUSTS (REITS)

          A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          SYNTHETIC INSTRUMENTS

          The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal

                                                                 39 - Prospectus

USAA INCOME FUND
-------------------------------------------------------------------------------

          bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

          TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

          The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right, to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

USAA Income Fund - 40

-------------------------------------------------------------------------------

          VARIABLE-RATE AND FLOATING-RATE SECURITIES

          The Fund's assets may be invested in variable-rate  and  floating-rate
          securities,   which  bear   interest   at  rates  that  are   adjusted
          periodically to market rates.

          * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

          * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The  Fund  does  not  earn  interest  on  the   securities   until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

                                                                 41 - Prospectus

USAA INCOME FUND
-------------------------------------------------------------------------------

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Income Fund - 42

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM



                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23455-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                              Short-Term Bond Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  SHORT-TERM
                                BOND FUND

                       USAA

                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                 2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                           2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                 3

   FEES AND EXPENSES                                                       6

   FUND INVESTMENTS                                                        7

   FUND MANAGEMENT                                                        12

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                     14

   HOW TO INVEST                                                          15

   HOW TO REDEEM                                                          19

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                        22

   EXCHANGES                                                              23

   SHAREHOLDER INFORMATION                                                24

   FINANCIAL HIGHLIGHTS                                                   29

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                             31

                                                                  1 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is high current income consistent with preservation of principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. We will maintain a dollar-weighted average portfolio maturity of three years or less.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 7 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, and management risk.

          * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

          * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

USAA Short-Term Bond Fund - 2

-------------------------------------------------------------------------------

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          Other risks of the Fund described later in the prospectus are the risks of investing in debt securities of real estate investment trusts (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ======================================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ======================================================================

                                                                  3 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         1995           11.18%
                         1996            6.31%
                         1997            7.16%
                         1998            5.03%
                         1999            4.06%
                         2000            7.12%
                         2001            5.07%
                         2002           -0.12%
                         2003            4.25%
                         2004            1.88%

                          NINE-MONTH YTD TOTAL RETURN
                                 1.66% (9/30/05)


       BEST QUARTER*                                     WORST QUARTER*
       4.72% 2nd Qtr. 1995                         -3.11% 4th Qtr. 2001

           * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distribu-

USAA Short-Term Bond Fund - 4

-------------------------------------------------------------------------------

          tions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                        SINCE
                                    PAST        PAST        PAST      INCEPTION
                                   1 YEAR     5 YEARS     10 YEARS      6/1/93
===============================================================================
Return Before Taxes                 1.88%       3.61%       5.16%      4.69%

Return After Taxes
on Distributions                    0.75%       1.64%       2.88%      2.46%

Return After Taxes
on Distributions
and Sale of Fund Shares             1.22%       1.87%       2.98%      2.60%
-------------------------------------------------------------------------------
Lehman Brothers 1-3 Government/
Credit Index* (reflects no
deduction for fees, expenses,
or taxes)                           1.30%       5.41%       5.98%      5.44%+
-------------------------------------------------------------------------------
Lipper Short Investment Grade
Bond Funds Index** (reflects
no deduction for taxes)             1.61%       4.64%       5.38%      4.96%+
===============================================================================

[FOOTNOTES]
 * The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years.

 ** The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

 + The performance of the Lehman Brothers 1-3 Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  5 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          YIELD

          All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2004, was 3.99%.

          ======================================================================
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ======================================================================


FEES AND EXPENSES

          The following summary describes the fees and expense you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

             MANAGEMENT      DISTRIBUTION        OTHER         TOTAL ANNUAL
                FEES         (12B-1) FEES      EXPENSES     OPERATING EXPENSES
            -------------------------------------------------------------------
               .20%a            None            .36%              .56%b

[FOOTNOTES]
 a A performance fee adjustment decreased the management fee of 0.24% by 0.04% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Short Investment Grade Bond Funds Index. See page 13 for more information about the calculation of the performance fee adjustment.

USAA Short-Term Bond Fund - 6

-------------------------------------------------------------------------------

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

         ======================================================================
          [ARROW]   12B-1 FEES SOME MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                    ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
         ======================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                 -----------------------------------------------------
                    $57           $179          $313         $701


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. These debt securities must be investment grade at the time of purchase. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY of three years or less.

         ======================================================================
          [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
         ======================================================================

                                                                  7 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

          The Fund's portfolio may consist of, among other securities, any of the following:

          *   Obligations   of   the   U.S.   government,   its   agencies   and
              instrumentalities, and repurchase agreements collateralized by such obligations;
          *   Mortgage-backed securities;
          *   Asset-backed securities;
          * Corporate debt securities such as notes, bonds, and commercial paper;
          *   Debt securities of real estate investment trusts (REITs);
          * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances;
          * Obligations of state and local governments and their agencies and instrumentalities;
          *   Master demand notes;
          *   Eurodollar and Yankee obligations;
          *   Collateralized mortgage obligations (CMOs);
          *   Commercial mortgage-backed securities (CMBSs);
          *   CMBS interest only securities (CMBS IOs);
          *   Variable rate-demand notes;
          *   Variable- and floating-rate securities;
          *   Treasury inflation-protected securities (TIPS);
          *   Synthetic instruments; and
          *   Other debt securities.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 31.

USAA Short-Term Bond Fund - 8

-------------------------------------------------------------------------------

          [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

          In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                      LONG-TERM                  SHORT-TERM
          RATING AGENCY             DEBT SECURITIES           DEBT SECURITIES
          ---------------------------------------------------------------------
          Moody's Investors                                  At least Prime-3
          Service                    At least Baa 3          or MIG 3/VMIG 3

          Standard & Poor's                                  At least A-3
          Ratings Group              At least BBB-           or SP-2

          Fitch Ratings              At least BBB-           At least F3
          Dominion Bond
          Rating Service Limited     At least BBB low        At least R-2 low

          A.M. Best Co., Inc.        At least bbb            At least AMB-3

          If the security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

          You will find a complete description of the above debt ratings in the Fund's statement of additional information.

          [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

          We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

                                                                  9 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          [ARROW] WHAT RISKS APPLY TO THE FUND'S PORTFOLIO?

          CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

          * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

          * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

          * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

          Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

          U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae),

USAA Short-Term Bond Fund - 10

-------------------------------------------------------------------------------

          are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U S. Treasury.

          INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

          PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

          REITS INVESTMENT RISK. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by

                                                                 11 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          investing in the debt securities of REITs, the Fund is also subject to credit risk.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

         ======================================================================
          [ARROW]   TOTAL ASSETS UNDER MANAGEMENT
                    BY USAA INVESTMENT  MANAGEMENT COMPANY
                    APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
         ======================================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid

USAA Short-Term Bond Fund - 12

-------------------------------------------------------------------------------

          monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

               OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
                RELATIVE TO INDEX       (IN BASIS POINTS AS A PERCENTAGE
               (IN BASIS POINTS) 1       OF THE FUND'S AVERAGE NET ASSETS)
            ---------------------------------------------------------------
                 +/- 20 to 50                         +/- 4
                +/- 51 to 100                         +/- 5
             +/- 101 and greater                      +/- 6

[FOOTNOTE]
             1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.24% by 0.04%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

                                                                 13 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          PORTFOLIO MANAGER

          R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 16 years of investment management experience and has worked for us for 11 years. He earned the Chartered Financial Analyst (CFA) designation in 1992 and is a member of the CFA Institute and the CFA Society of San
          Antonio. He holds an M.B.A. from Indiana University and a B.A. from Franklin & Marshall College.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   manager's   compensation,   other
          accounts, and ownership of Fund securities.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

USAA Short-Term Bond Fund - 14

-------------------------------------------------------------------------------

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          At this time, the Fund's Board of Directors has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.


HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE

                                                                15 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 27 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

USAA Short-Term Bond Fund - 16

-------------------------------------------------------------------------------

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                 17 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

USAA Short-Term Bond Fund - 18

-------------------------------------------------------------------------------

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below.

                                                                 19 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

USAA Short-Term Bond Fund - 20

-------------------------------------------------------------------------------

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          CHECKWRITING

          *   Return  a  signed   signature   card,   which   accompanies   your
              application, or request a signature card separately and return it to:

                         USAA Shareholder Account Services
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

          You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check results in a taxable event and is therefore reportable for federal tax purposes.

                                                                 21 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Short-Term Bond Fund - 22

-------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 21.

          EXCHANGE LIMITATIONS

          To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family

                                                                23 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

          CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

         ======================================================================
             [ARROW]     FUND NUMBER                        36
             [ARROW]     NEWSPAPER SYMBOL             ShtTBond
             [ARROW]     TICKER SYMBOL                   USSBX
         ======================================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

USAA Short-Term Bond Fund - 24

-------------------------------------------------------------------------------

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE     =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                                                                 25 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          Investments in open-end investment companies, other than exhange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

USAA Short-Term Bond Fund - 26

-------------------------------------------------------------------------------

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                 27 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA Short-Term Bond Fund - 28

-------------------------------------------------------------------------------

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.


FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                                 29 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

                                            YEAR ENDED JULY 31,
                             ===================================================
                                 2005    2004       2003       2002     2001
                             ===================================================
Net asset value at
 beginning of period         $   8.98  $   9.05  $   8.99  $   9.95  $   9.70
                             ---------------------------------------------------
Income (loss) from
 investment operations:
   Net investment income          .30       .30       .37       .55(b)    .65
   Net realized and
    unrealized gain (loss)       (.11)     (.07)      .09      (.96)(b)   .25
                             ---------------------------------------------------
Total from investment
 operations                       .19       .23       .46      (.41)      .90
                             ---------------------------------------------------
Less distributions:
 From net investment income      (.30)     (.30)     (.40)     (.55)     (.65)
                             ---------------------------------------------------
Net asset value at
 end of period               $   8.87  $   8.98  $   9.05  $   8.99  $   9.95
                             ===================================================
Total return (%) *               2.19      2.51      5.14     (4.29)     9.61
Net assets at end of
 period (000)                $425,137  $413,897  $380,329  $404,048  $419,857
Ratio of expenses to
 average net assets (%) **(a)     .56       .55       .55       .58       .46
Ratio of net investment
 income to average net
 assets (%) *                    3.06      3.06      3.88      5.74(b)   6.67
Portfolio turnover (%)          41.97     32.02     67.33     87.55     31.80

* Assumes reinvestment of all net investment income distributions during the period.

**  For the year ended July 31, 2005, average net assets were $416,178,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, the ratio of net investment income to average net assets would have been 5.73%. The per share net investment income and net realized and unrealized loss amounts would not have changed.

USAA Short-Term Bond Fund - 30

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SHORT-TERM BOND FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          ASSET-BACKED SECURITIES

          The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
          (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

          On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

          The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

          EURODOLLAR AND YANKEE OBLIGATIONS

          A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by

                                                                31 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

          Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the

USAA Short-Term Bond Fund - 32

-------------------------------------------------------------------------------

          borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MASTER DEMAND NOTES

          The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

          MORTGAGE-BACKED SECURITIES

          The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at

                                                                 33 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

          Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

          A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

          CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment

USAA Short-Term Bond Fund - 34

-------------------------------------------------------------------------------

          risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

          MUNICIPAL LEASE OBLIGATIONS

          The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          PERIODIC AUCTION RESET BONDS

          The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

          Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

                                                                 35 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          PUT BONDS

          The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

          REAL ESTATE INVESTMENT TRUSTS (REITS)

          A portion of the Fund's assets may be invested in debt securities of publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

USAA Short-Term Bond Fund - 36

-------------------------------------------------------------------------------

          SYNTHETIC INSTRUMENTS

          The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

          TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

          The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

          VARIABLE-RATE AND FLOATING-RATE SECURITIES

          The Fund's assets may be invested in variable-rate  and  floating-rate
          securities,   which  bear   interest   at  rates  that  are   adjusted
          periodically to market rates.

          * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

                                                                 37 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

          * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

          * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The  Fund  does  not  earn  interest  on  the   securities   until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

USAA Short-Term Bond Fund - 38

-------------------------------------------------------------------------------

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 39 - Prospectus

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23456-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                                Money Market Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  MONEY MARKET FUND

                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                   2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND? USING MUTUAL FUNDS IN AN                                    2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                   3

   FEES AND EXPENSES                                                         5

   FUND INVESTMENTS                                                          6

   FUND MANAGEMENT                                                          10

   INVESTMENT PROGRAM                                                       11

   HOW TO INVEST                                                            12

   HOW TO REDEEM                                                            16

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                          18

   EXCHANGES                                                                19

   SHAREHOLDER INFORMATION                                                  21

   FINANCIAL HIGHLIGHTS                                                     24

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                               26

                                                                  1 - Prospectus

USAA MONEY MARKET FUND
------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

              The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund's strategy to achieve this objective is to invest in high-quality, U.S. dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 6 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

              The principal risks of investing in this Fund are interest rate risk, credit risk, and management risk.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

              * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

USAA Money Market Fund - 2

-------------------------------------------------------------------------------

              Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain dollar amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

              This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's net asset value (NAV) per share. The Fund always seeks to maintain a constant NAV of $1 per share.

              Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

              Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

              Yes, it could. We manage the Fund in accordance with strict SEC guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested net investment income dividends.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

                 ===========================================================
                 [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
                 ===========================================================

                                                                  3 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1995                5.80%
                         1996                5.24%
                         1997                5.40%
                         1998                5.34%
                         1999                4.97%
                         2000                6.15%
                         2001                3.96%
                         2002                1.52%
                         2003                0.83%
                         2004                0.95%


                           NINE-MONTH YTD TOTAL RETURN
                                 1.89% (9/30/05)
          BEST QUARTER*                                      WORST QUARTER*
          1.57% 4th Qtr. 2000                           0.15% 1st Qtr. 2004

   * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                       SINCE
                                                                     INCEPTION
                   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS       1/30/81
================================================================================
 Money Market Fund    0.95%          2.66%           4.00%             6.21%
================================================================================

              YIELD

              All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD. The Fund typically advertises performance in terms

USAA Money Market Fund - 4

-------------------------------------------------------------------------------

              of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2004, was 1.81%.

       =====================================================================
        [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

        [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
       =====================================================================


FEES AND EXPENSES

              The following summary describes the fees and expense you may pay, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

                                                                  5 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

            MANAGEMENT         DISTRIBUTION       OTHER        TOTAL ANNUAL
               FEES            (12B-1) FEES      EXPENSES    OPERATING EXPENSES
            -------------------------------------------------------------------
               .24%                None            .36%             .60%a
[FOOTNOTE]

              a Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

        ==================================================================
        [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE  THESE FEES TO PAY
                FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
        ==================================================================

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

                         1 YEAR     3 YEARS     5 YEARS      10 YEARS
                         ---------------------------------------------
                          $ 61         $192      $335         $750


FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers that have been determined to present minimal credit risk.

USAA Money Market Fund - 6

--------------------------------------------------------------------------------

              [ARROW] WHAT ARE THE MAIN TYPES OF MONEY MARKET INSTRUMENTS IN WHICH THE FUND MAY INVEST?

              The Fund's portfolio may include, but is not limited to, the following:

              *   Commercial paper,
              *   Treasury bills, notes, and bonds,
              *   Certificates of deposit,
              *   Repurchase agreements,
              *   Medium-term notes,
              *   Asset-backed securities,
              *   Bank notes,
              *   Adjustable-rate securities,
              *   Variable-rate demand notes,
              *   Synthetic instruments, and
              *   Other short-term debt securities.

              For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 26.

              [ARROW] ARE THERE ANY LIMITS ON HOW MUCH CAN BE INVESTED IN ONE ISSUER?

              Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a money market fund's investments in securities of any issuer to no more than 5% of the Fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

                                                                  7 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

              The Fund's purchases consist of high-quality securities that qualify as eligible securities under the SEC rules that apply to money market funds. In general, an eligible security is defined as a security that is:

              * Issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

              * Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs) or by one NRSRO if the security is rated by only one NRSRO,

              * Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated, or

              *   Unrated but determined by us to be of comparable quality.

              In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

              [ARROW] WHO ARE THE NRSROS?

              Current NRSROs include:

              *   Moody's Investors Service
              *   Standard & Poor's Ratings Group
              *   Fitch Ratings
              *   Dominion Bond Rating Service Limited
              *   A.M. Best, Co., Inc.

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

              If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Directors' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

USAA Money Market Fund - 8

-------------------------------------------------------------------------------

              [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

              We will endeavor to maintain a constant Fund net asset value of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

              For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

              There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

          ======================================================================
          [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
          ======================================================================

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

                                                                  9 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

               ==============================================================
                 [ARROW]  TOTAL ASSETS UNDER MANAGEMENT
                          BY USAA INVESTMENT MANAGEMENT COMPANY
                          APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
               ==============================================================

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders.

              For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGER

              Pamela Bledsoe Noble, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. Ms. Noble has 17 years of investment management experience and has worked for us for 14 years. She earned the Chartered Financial Analyst (CFA) designation in 1992 and is a member of the CFA Institute and the CFA Society of San Antonio. She holds an M.B.A. from Texas Christian University and a B.S. from Louisiana Tech University.

USAA Money Market Fund - 10

-------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              At this time, the Fund's Board of Directors has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can

                                                                 11 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.


HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA Money Market Fund - 12

-------------------------------------------------------------------------------

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 23 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange
              (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

              The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

                                                                 13 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              * $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              Internet Access -USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Money Market Fund - 14

-------------------------------------------------------------------------------

              MAIL

              *   To open an account, send your application and check to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                 15 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. If you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certi-

USAA Money Market Fund - 16

-------------------------------------------------------------------------------

              fied check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access USAA.COM.

              *   Send your written instructions to:

                      REGULAR MAIL:
                      USAA Investment Management Company
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

                      REGISTERED OR EXPRESS MAIL:
                      USAA Investment Management Company
                      9800 Fredericksburg Road
                      San Antonio, TX 78240

              * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

                                                                 17 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              CHECKWRITING

              *   Return  a  signed  signature  card,  which   accompanies  your
                  application, or request a signature card separately and return it to:

                      USAA Shareholder Account Services
                      P.O. Box 659453
                      San Antonio, TX 78265-9825

              You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

              USAA BROKERAGE SERVICES

              * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder

USAA Money Market Fund - 18

-------------------------------------------------------------------------------

              account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all
              (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

              * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * Redeem an account with less than 500 shares, with certain limitations; and

              * Restrict or liquidate an account when necessary or appropriate to comply with federal law.


EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.
                                                                 19 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 18.

              EXCHANGE LIMITATIONS

              To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds, including this Fund). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

USAA Money Market Fund - 20

-------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

              CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

              For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                    =============================================
                     [ARROW]    FUND NUMBER             42
                     [ARROW]    TICKER SYMBOL           USAXX
                    =============================================

              You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE     =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

                                                                 21 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              VALUATION OF SECURITIES

              Securities are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Securities for which valuations are not readily available or are considered unreliable are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Directors.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

              Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. We will automatically reinvest all net investment income and realized capital gain distributions in additional shares of the Fund unless you instruct us differently. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date.

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check.

USAA Money Market Fund - 22

-------------------------------------------------------------------------------

              The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund
              shares   held  for  more  than  a  year  and  (2)  to  the  Fund's
              distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

                                                                 23 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              *   Underreports dividend or interest income or

              * Fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  USAA.COM  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.


FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

USAA Money Market Fund - 24

-------------------------------------------------------------------------------

              The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.


                                                  YEAR ENDED JULY 31,
                             ------------------------------------------------------------
                                2005           2004        2003        2002       2001
                             ------------------------------------------------------------
Net asset value at
  beginning of period        $     1.00    $     1.00  $     1.00  $     1.00  $     1.00
                             ------------------------------------------------------------
Income from investment
 operations:
  Net investment income             .02           .01         .01         .02         .05
  Net realized and
   unrealized gain                  .00(c)        .00(c)       -           -           -
                             ------------------------------------------------------------
Total from investment
  operations                        .02           .01         .01         .02         .05
                             ------------------------------------------------------------
Less distributions:
  From net investment income       (.02)         (.01)       (.01)       (.02)       (.05)
                             ------------------------------------------------------------
Net asset value at
  end of period              $     1.00    $     1.00  $     1.00  $     1.00  $     1.00
                             ============================================================
Total return (%) *                 1.93           .66        1.15        2.02        5.54

Net assets at end
  of period (000)            $2,960,026    $3,019,744  $3,398,733  $3,569,459  $3,867,791

Ratio of expenses
  to average net
  assets (%)**(b)                   .60           .60         .59         .57         .49(a)

Ratio of expenses to average
  net assets, excluding
  reimbursement (%) **(b)           -         -               -          -            .49

Ratio of net investment
  income to average net
  assets (%) **                    1.91           .66        1.15        2.01        5.36

 * Assumes reinvestment of all net investment income distributions during the period.

 **  For the year ended July 31, 2005, average net assets were $2,979,693,000.

 (a) Effective December 1, 2000, the Manager terminated its voluntary agreement to limit the Fund's expense ratio to 0.46% of the Fund's average annual net assets.

 (b) Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)+       (.00%)+     (.01%)     (.00%)+      (.00%)+
     + Represents less than 0.01% of average net assets.

(c) Represents less than $0.01 per share.

                                                                 25 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

              THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE MONEY MARKET FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              ADJUSTABLE-RATE SECURITIES

              The Fund's assets may be invested in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

              AGENCY NOTES

              The Fund's assets may be invested in agency notes, which are debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

              ASSET-BACKED SECURITIES

              The Fund's  assets may be  invested  in  asset-backed  securities.
              Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back

USAA Money Market Fund - 26

-------------------------------------------------------------------------------

              a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              BANKER'S ACCEPTANCES

              The Fund's assets may be invested in banker's acceptances, which are bank-issued commitments to pay for merchandise sold in the import/export market.

              CERTIFICATES OF DEPOSIT (CD)

              The Fund's assets may be invested in certificates of deposit, which are issued by major banks in amounts of $100,000 and up. Negotiable CDs have historically been extremely safe and most are sold in bearer form (not registered in the investor's name) because of their short maturities. CDs are liabilities of banks, which are obliged to pay the face amount plus interest at maturity. Banks issue them to raise money for various purposes, including lending operations.

              COMMERCIAL PAPER

              The Fund's assets may be invested in commercial paper. Commercial paper is unsecured promissory notes issued mainly by the most creditworthy corporations. For many large companies these notes are a low-cost method of short-term borrowing and one of the most important debt markets in the United States. Interest is primarily discounted in the same manner as that of Treasury bills. Most top-rated commercial paper is considered safe from default, although less so than Treasury bills and CDs, and usually offers slightly higher yields.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches

                                                                 27 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

              Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

USAA Money Market Fund - 28

--------------------------------------------------------------------------------

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
              Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund's assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

                                                                 29 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

              The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a

USAA Money Market Fund - 30

-------------------------------------------------------------------------------

              synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

              TREASURY BILLS

              The Fund's assets may be invested in Treasury bills, which are issued by the U.S. government with maturities of four weeks, three months, and six months. They are considered to be completely safe from the risk of default since they are backed by the full faith and credit of the federal government. Interest on them is paid as a discount from par, meaning that you pay less than face value when you buy them and receive the full amount when they mature. The interest is also exempt from state and local income taxes.

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *   Such securities can be sold before settlement date.

                                                                 31 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Money Market Fund - 32

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM



                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23457-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                            Science & Technology Fund
                               is included herein

USAA
EAGLE
LOGO (R)]

                       USAA SCIENCE &
                               TECHNOLOGY FUND


                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P R O S P E C T U S

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                            2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                      2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                            3

   FEES AND EXPENSES                                                  6

   FUND INVESTMENTS                                                   8

   FUND MANAGEMENT                                                   11

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                15

   HOW TO INVEST                                                     18

   HOW TO REDEEM                                                     22

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                   24

   EXCHANGES                                                         25

   SHAREHOLDER INFORMATION                                           27

   FINANCIAL HIGHLIGHTS                                              33

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                        35

                                                                  1 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT
THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is long-term capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. The Fund may invest up to 50% of its assets in foreign securities.

          We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser of the Fund. Wellington Management is responsible for investing the Fund's assets.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, industry risk, foreign investing risk, and management risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * INDUSTRY RISK involves the possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies.

USAA Science & Technology Fund - 2

--------------------------------------------------------------------------------

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, and uncertain political conditions, among other factors.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. The Fund's portfolio consists of companies whose value is highly dependent on scientific and technological developments. Many of the products and services of these companies are subject to short life cycles and competitive pressures. Therefore, the market value of the Fund's portfolio securities and the Fund's price per share are likely to fluctuate significantly.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

                                                                  3 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

               TOTAL RETURN

               All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BAR CHART]
                    CALENDAR YEAR    TOTAL RETURN
                         1998*          46.64%
                         1999           47.04%
                         2000          -16.66%
                         2001          -38.92%
                         2002          -38.63%
                         2003           52.99%
                         2004            3.15%

               * FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                    NINE-MONTH YTD TOTAL RETURN
                          5.26% (9/30/05)

          BEST QUARTER**                          WORST QUARTER**
          34.75% 4th Qtr. 2001              -37.99% 3rd Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Science & Technology Fund - 4

--------------------------------------------------------------------------------

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the technology sector, and August 9, 2003, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the science sector. Prior to those dates, IMCO was solely responsible for managing all or a portion of the Fund's assets.

                                                                  5 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                       AVERAGE ANNUAL TOTAL RETURNS
                  FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      SINCE
                                                                    INCEPTION
                                  PAST 1  YEAR     PAST 5 YEARS       8/1/97
================================================================================
Return Before Taxes                    3.15%         -13.19%          -0.49%

Return After Taxes on
Distributions                          3.15%         -13.19%          -0.56%

Return After Taxes on Distributions
and Sale of Fund Shares                2.05%         -10.66%          -0.44%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects
no deduction for fees,
expenses, or taxes)                   10.87%          -2.30%           4.83%+
--------------------------------------------------------------------------------
Lipper Science & Technology
Funds Index** (reflects no
deduction for taxes)                   4.11%         -15.92%           2.15%+
================================================================================

[FOOTNOTES]
  * The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

  ** The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks.

  + The performance of the Lipper Science & Technology Funds Index and the S&P 500 Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.


FEES AND EXPENSES

          The following summary describes the fees and expense you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA Science & Technology Fund - 6

--------------------------------------------------------------------------------

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

    MANAGEMENT           DISTRIBUTION        OTHER          TOTAL ANNUAL
       FEES              (12B-1) FEES       EXPENSES      OPERATING EXPENSES
  -----------------------------------------------------------------------------
       .78%a                 None             .81%             1.59%b

[FOOTNOTES]
 a A performance fee adjustment increased the management fee of 0.75% by 0.03% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Science & Technology Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

 b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.54%.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR          3 YEARS        5 YEARS        10 YEARS
        -----------------------------------------------------------
          $162             $502           $866           $1,889

                                                                  7 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to invest at least 80% of the Fund's assets in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances and improvements. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          The Fund's securities generally will not be traded for short-term profits; however, if circumstances warrant, the Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance; therefore, the anticipated benefits of trading will be weighed carefully.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce

USAA Science & Technology Fund - 8

--------------------------------------------------------------------------------

          the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 50% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

          At least 80% of the Fund's net assets will be invested in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, special-

                                                                  9 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          ized health care services, aerospace and defense, and other industries Wellington Management believes may benefit directly or indirectly from research and development in the science and technology fields. The Fund's remaining assets may be invested in any other industry.

          INDUSTRY RISK. A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

          [ARROW] HOW ARE THE DECISIONS TO BUY OR SELL SECURITIES MADE?

          Security  selection  decisions  are  based  on  in-depth   fundamental
          analysis and valuation. Stocks purchased in the portfolio typically share the following attributes:

          *    A positive change in operating results is anticipated
          *    Unrecognized or undervalued capabilities are present
          *    High-quality management that is able to deliver shareholder value

          Stocks are typically sold when:

          *    Target prices are achieved
          *    There is a negative change in the company's fundamental outlook
          *    More attractive values are available in a comparable company

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 35.

USAA Science & Technology Fund - 10

--------------------------------------------------------------------------------

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ===========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
     ===========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

                                                                 11 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                    (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     --------------------------------------------------------------------------
          +/- 100 to 400                                   +/- 4
          +/- 401 to 700                                   +/- 5
        +/- 701 and greater                                +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.03%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

USAA Science & Technology Fund - 12

--------------------------------------------------------------------------------

          Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2005, Wellington Management had approximately $511 billion in assets under management.

          Wellington Management is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          The Fund is managed by teams of senior investment professionals with Joseph H. Schwartz acting as portfolio coordinator for the science sector portion of the Fund and Scott E. Simpson acting as portfolio coordinator for the technology sector portion of the Fund.

          Joseph H. Schwartz, CFA, senior vice president of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has served as the portfolio coordinator for the science portion of the Fund since August 2003.

          Scott E. Simpson, senior vice president of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has served as portfolio coordinator for the technology portion of the Fund since June 2002.

          John F. Averill, CFA, senior vice president of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

          Bruce L. Glazer, senior vice president of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

                                                                 13 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          Anita M. Killian, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002. Prior to joining the firm, Ms. Killian was an investment professional with VALUEQUEST/TA (1997-2000).

          Vikram Murthy, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002. Prior to joining the firm, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999).

          Eric Stromquist, senior vice president of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USAA Science & Technology Fund - 14

--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

                                                                15 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA
               Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

USAA Science & Technology Fund - 16

--------------------------------------------------------------------------------

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

                                                                 17 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES

USAA Science & Technology Fund - 18

--------------------------------------------------------------------------------

          WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders

                                                                 19 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *     $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund

USAA Science & Technology Fund - 20

-------------------------------------------------------------------------------

               Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS -USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

                                                                 21 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R) 800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below.

USAA Science & Technology Fund - 22

-------------------------------------------------------------------------------

          However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

          *    Access USAA.COM.

          *    Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                                                                 23 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan;

USAA Science & Technology Fund - 24

-------------------------------------------------------------------------------

          (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The

                                                                 25 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 24.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

USAA Science & Technology Fund - 26

-------------------------------------------------------------------------------

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ====================================================
          [ARROW]     FUND NUMBER                    31
          [ARROW]     NEWSPAPER SYMBOL               SciTech
          [ARROW]     TICKER SYMBOL                  USSCX
          ====================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

                                                                 27 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ===============================================================
                                 TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE  =    ---------------------------------
                                        NUMBER OF SHARES
                                           OUTSTANDING
     ===============================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event

USAA Science & Technology Fund - 28

--------------------------------------------------------------------------------

          would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchanged-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued on the basis of last sale prices.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                                                                 29 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

  ==============================================================================
  [ARROW] NET INVESTMENT  INCOME  DIVIDENDS  PAYMENTS TO  SHAREHOLDERS OF INCOME
          FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

  [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS  PAYMENTS TO SHAREHOLDERS OF GAINS
          REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
  ==============================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

USAA Science & Technology Fund - 30

--------------------------------------------------------------------------------

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to such shareholder who:

                                                                 31 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

USAA Science & Technology Fund - 32

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2002 through 2005, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                                 33 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,
                        --------------------------------------------------------
                           2005       2004        2003       2002       2001
                        --------------------------------------------------------
Net asset value at
 beginning of period    $    8.48  $    7.72   $    6.22  $   10.73  $   21.06
                        --------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss(a)     (.02)      (.10)       (.09)      (.13))     (.16)
                        --------------------------------------------------------
  Net realized and
   unrealized gain
   (loss)(a)                 1.32        .86        1.59      (4.38)    (10.17)
                        --------------------------------------------------------
Total from investment
 operations(a)               1.30        .76        1.50      (4.51)    (10.33)
                        --------------------------------------------------------
Net asset value at
 end of period          $    9.78  $    8.48   $    7.72  $    6.22  $   10.73
                        ========================================================
Total return (%)            15.33       9.84       24.12     (42.03)    (49.03)

Net assets at end
 of period (000)        $ 331,968  $ 332,801   $ 291,021  $ 218,752  $ 368,832

Ratio of expenses
 to average net
 assets (%) (b)              1.59       1.58        2.03       1.79       1.31

Ratio of net investment
 loss to average net
 assets (%) *                (.18)     (1.14)      (1.45)     (1.48)     (1.05)

Portfolio turnover (%)     130.82     150.73      119.07     107.55      57.45


*   For the year ended July 31, 2005, average net assets were $326,485,000.

(a) Calculated using average shares. For year ended July 31, 2005, average shares were 36,745,000.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                             (.05%)     (.06%)      (.05%)     (.00%)+    (.01%)

     + Represents less than 0.01% of average net assets.

USAA Science & Technology Fund - 34

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SCIENCE & TECHNOLOGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified

                                                                 35 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

          price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund

USAA Science & Technology Fund - 36

--------------------------------------------------------------------------------

          retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


30227-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                             First Start Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                   USAA  FIRST START
                             GROWTH FUND



                   USAA
            Investments


             One of the
            USAA Family
             of No-Load
           Mutual Funds

                         [GRAPHIC OMITTED]


                         P r o s p e c t u s

--------------------------------------------------------------------------------

       DECEMBER 1, 2005  The  USAA  First  Start  Growth  Fund  is  designed  to stimulate interest in long-term investing by young people. It is part of USAA First Start, a money management plan for young people.

                         As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                               2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                         2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                               3

   FEES AND EXPENSES                                                     6

   FUND INVESTMENTS                                                      8

   FUND MANAGEMENT                                                      14

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                   18

   HOW TO INVEST                                                        22

   HOW TO REDEEM                                                        26

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                      28

   EXCHANGES                                                            29

   SHAREHOLDER INFORMATION                                              31

   FINANCIAL HIGHLIGHTS                                                 37

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                           39

                                                                 1 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is long-term capital appreciation. We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as a subadviser of the Fund. Loomis Sayles is responsible for investing the portion of the Fund's assets invested in equity securities. We managed the portion of the Fund's assets invested in fixed-income securities.

          The Fund's strategy to achieve its objective is to invest primarily in equity securities of companies that provide goods or services Loomis Sayles believes are familiar to young people. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The remainder of the Fund's assets may be invested in investment-grade fixed-income securities.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The  principal  risks of investing in this Fund are stock market risk,
          credit  risk,  interest  rate  risk,   management  risk,  and  foreign
          investing risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

USAA First Start Growth Fund - 2

-------------------------------------------------------------------------------

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investment in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity emerging market risk, increased price volatility, uncertain political conditions, and other factors.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

                                                                  3 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ===========================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ===========================================================

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1998                40.96%
                         1999                21.83%
                         2000               -16.41%
                         2001               -32.60%
                         2002               -29.65%
                         2003                28.70%
                         2004                11.38%

                   *FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                        NINE-MONTH YTD TOTAL RETURN
                               5.11% (9/30/05)

      BEST QUARTER**                                      WORST QUARTER**
      30.12% 4th Qtr. 1998                          -30.57% 3rd Qtr. 2001

       ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA First Start Growth Fund - 4

-------------------------------------------------------------------------------

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to December 1, 2005, which is the date on which IMCO assumed day-to-day management of the portion of the Fund's assets invested in fixed-income securities, and August 1, 2005, which is the date on which Loomis Sayles assumed day-to-day management of the portion of the Fund's assets invested in equity securities.

                                                                  5 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                  SINCE
                                                                INCEPTION
                                 PAST 1 YEAR   PAST 5 YEARS       8/1/97
================================================================================
Return Before Taxes                11.38%        -10.69%          -0.41%

Return After Taxes on
Distributions                      11.38%        -10.69%          -0.46%

Return After Taxes on
Distributions and Sale of
Fund Shares                         7.40%         -8.74%          -0.38%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                 6.30%         -9.29%           1.75%+
-------------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds Index** (reflects no
deduction for taxes)                7.45%         -9.72%           1.31%+
================================================================================

[FOOTNOTES]
* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

+ The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.


FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request

USAA First Start Growth Fund - 6

-------------------------------------------------------------------------------

          your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

       MANAGEMENT      DISTRIBUTION          OTHER        TOTAL ANNUAL
         FEES          (12b-1) FEES         EXPENSES     OPERATING EXPENSES
   ---------------------------------------------------------------------------
         .76%a              None              1.55%              2.31%

[FOOTNOTES]
a A performance fee adjustment increased the management fee of 0.75% by 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See pages 15-16 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 2.30%.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.45% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                            Actual Total Annual
         Total Annual                                       Operating Expenses
          Operating            Reimbursement                      After
          Expenses               From IMCO                    Reimbursement
         ----------------------------------------------------------------------
            2.31%                   .86%                           1.45%

          ======================================================================
          [ARROW]  12b-1 FEES SOME  MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                   ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ======================================================================

                                                                  7 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS       5 YEARS     10 YEARS
            ---------------------------------------------------
                $234         $721         $1,235       $2,646


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in equity securities of companies providing goods or services Loomis Sayles believes are familiar to young people. The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may also invest through initial public offerings.

          The Fund was designed as part of a program to stimulate interest in long-term investing by young people. Shareholders of the Fund may give suggestions about the types of companies they would like to be considered for investment by the Fund. Shareholders may also suggest the investment topics or the names of stocks they would like featured in the Fund's communications to shareholders.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock

USAA First Start Growth Fund - 8

-------------------------------------------------------------------------------

          prices generally go down. Equity securities tend to be more volatile than bonds.

          The Fund's remaining assets may be invested in investment-grade fixed-income securities and may include, but are not limited to, any of the following:

          * Obligations of the U.S. government, its agencies and instrumentalities,
          *   Mortgage-backed securities,
          *   Asset-backed securities,
          *   Corporate debt securities, such as notes and bonds,
          *   Debt securities of real estate investment trusts,
          * Obligations of state and local governments and their agencies and instrumentalities,
          *   Eurodollar obligations,
          *   Yankee obligations,
          *   Synthetic instruments,
          *   Preferred securities, and
          *   Other debt securities.

          INTEREST RATE RISK. As a mutual fund investing in fixed-income securities, the Fund is subject to the risk that the market value of the fixed-income securities will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

          In no event will we purchase a fixed-income security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to

                                                                  9 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                   LONG-TERM                SHORT-TERM
          RATING AGENCY            DEBT SECURITIES          DEBT SECURITIES
          ==================================================================
          Moody's Investors                                 At least Prime-3
          Service                  At least Baa3            or MIG 3/VMIG 3

          Standard & Poor's                                 At least A-3
          Rating Group             At least BBB -           or SP-2

          Fitch Ratings            At least BBB -           At least F3

          Dominion Bond
          Rating Service Limited   At least BBB low         At least R-2 low

          A.M. Best Co., Inc.      At least bbb             At least AMB-3

          If a fixed-income security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security. You will find a complete description of the above debt ratings in the Fund's statement of additional information.

          CREDIT RISK. The bonds in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

          * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

          * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

USAA First Start Growth Fund - 10

-------------------------------------------------------------------------------

          * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

          Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

                                                                 11 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

          We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *   POLITICAL  RISK.  Political risk includes a greater  potential for
              coups  d'etat,   revolts,   and   expropriation   by  governmental
              organizations.

          [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS INVESTED IN EQUITY SECURITIES BE INVESTED?

          The Fund's assets will be invested in many different industries. The Fund is not a "sector" fund that focuses its investments in a specific industry

USAA First Start Growth Fund - 12

------------------------------------------------------------------------------

          or  sector  of the  economy.  Loomis  Sayles  believes  that  goods or services which are likely to be familiar to young investors are provided by companies engaged in many different types of industries. Loomis Sayles believes that the flexibility to select equity securities of companies across a broad universe of industries maximizes the opportunity to find attractive investments as Loomis Sayles pursues the Fund's objective of long-term capital appreciation.

          [ARROW] ARE THE FUND'S ASSETS PROHIBITED FROM BEING INVESTED IN ANY SPECIFIC INDUSTRIES?

          Yes. The Fund's assets will not be invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages. Investments in companies primarily focused on gaming activities are also prohibited.

          [ARROW] WHAT SPECIAL  SERVICES  ARE PROVIDED TO  SHAREHOLDERS  IN THIS
          FUND?

          In addition to providing an investment opportunity for long-term capital appreciation, shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          With respect to the portion of the Fund's assets invested in equity securities, the Loomis Sayles Large Cap Growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and out-

                                                                 13 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          standing management with a demonstrated record of success, and a shareholder orientation.

          The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

          When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

          With respect to the portion of the Fund's assets invested in fixed-income securities, we buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES, on page 39.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

USAA First Start Growth Fund - 14

-------------------------------------------------------------------------------

          ==========================================================
          [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                   USAA INVESTMENT MANAGEMENT COMPANY
                   APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ==========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in

                                                                 15 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

      OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET ASSETS)
      ---------------------------------------------------------------------
          +/- 100 to 400                               +/- 4
          +/- 401 to 700                               +/- 5
        +/- 701 and greater                            +/- 6

[FOOTNOTE]
       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.01%.

          We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.45% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. As a result of reimbursements and the performance adjustment made to the Fund for the fiscal year ended July 31, 2005, we did not receive any management fees.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with Loomis Sayles, under which Loomis Sayles provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

USAA First Start Growth Fund - 16

------------------------------------------------------------------------------

          Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of September 30, 2005, managed more than $70.8 billion in client assets.

          Loomis Sayles is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          LOOMIS SAYLES

          The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the portion of the Fund invested in equity securities. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

          Mr. Baribeau, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since August 2005. He earned a B.A. in Economics from the University of Vermont and an M.A. in Economics from the University of Maryland and holds the designation of Chartered Financial Analyst.

          Mrs. Czekanski, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since August 2005. She earned a B.A. in Economics from Middlebury College and holds the designation of Chartered Financial Analyst.

          Mr. Skaggs, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 after serving as an analyst in Loomis Sayles' Equity Research Department covering the financial sector and has managed the Fund since August 2005. He received both a B.A. and an M.S.M. in Economics from Oakland University and holds the designation of Chartered Financial Analyst.

                                                                 17 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          IMCO

          Arnold J. Espe, CFA, vice president of Fixed Income Investments, has managed the portion of the Fund invested in bonds since December 2005. Mr. Espe has 20 years of investment management experience and has worked for us for five years. Mr. Espe earned the Chartered Financial Analyst (CFA) designation in 1989 and is a member of the CFA Society of San Antonio. He holds an M.B.A. from the University of Oregon and a B.S. from Willamette University.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge.

USAA First Start Growth Fund - 18

--------------------------------------------------------------------------------

          The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

                                                                 19 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 29.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in

USAA First Start Growth Fund - 20

-------------------------------------------------------------------------------

          other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading

                                                                 21 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA First Start Growth Fund - 22

-------------------------------------------------------------------------------

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 35 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

                                                                 23 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$250 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $20 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-7822 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA First Start Growth Fund - 24

-------------------------------------------------------------------------------

          MAIL

          *   To open an account, send your application and check to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

                                                                 25 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any pur-chase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

USAA First Start Growth Fund - 26

-------------------------------------------------------------------------------

          gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

                                                                 27 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

USAA First Start Growth Fund - 28

-------------------------------------------------------------------------------

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.


EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST

                                                                 29 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 28.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 20.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

USAA First Start Growth Fund - 30

-------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.


          ===========================================
          [ARROW]     FUND NUMBER           32
          [ARROW]     NEWSPAPER SYMBOL      FStrtGX
          [ARROW]     TICKER SYMBOL         UFSGX
          ===========================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

                                                                 31 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities

USAA First Start Growth Fund - 32

-------------------------------------------------------------------------------


          may occur frequently based on an assessment that events which occur on
          a  fairly   regular  basis  (such  as  U.S.   market   movements)  are
          significant.

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchanged-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                                                                 33 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

         =======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
         =======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

USAA First Start Growth Fund - 34

-------------------------------------------------------------------------------

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

                                                                 35 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

USAA First Start Growth Fund - 36

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2002 through 2005, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                                 37 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

                                         YEAR ENDED JULY 31,
                       --------------------------------------------------------
                           2005       2004       2003      2002        2001
                       --------------------------------------------------------
Net asset value at
 beginning of period     $   8.27   $  7.87   $   7.04   $   10.87   $  17.17
                       --------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss(a)     (.03)     (.04)      (.05)       (.07)      (.16)
  Net realized and
   unrealized gain
   (loss)(a)                 1.75       .44        .88       (3.76)     (6.14)
                       --------------------------------------------------------
Total from investment
 operations(a)               1.72       .40        .83       (3.83)     (6.30)
                       --------------------------------------------------------
Net asset value
 at end of period        $   9.99   $  8.27  $    7.87   $    7.04      10.87
                       ========================================================
Total return (%)            20.80      5.08      11.79      (35.23)    (36.66)

Net assets at end of
 period (000)            $230,380  $188,945   $166,096   $ 129,167    185,843

Ratio of expenses
 to average net
 assets (%)*(b,c)            1.45      1.45       1.45        1.45       1.65

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%)*(b)      2.31      2.41       3.17        3.02       2.18

Ratio of net investment
 loss to average
 net assets (%)*             (.33)     (.50)      (.66)       (.75)     (1.17)

Portfolio turnover (%)      75.20     83.82     118.90      158.95      59.27


*   For the year ended July 31, 2005, average net assets were $210,357,000.

(a) Calculated using average shares. For the year ended July 31, 2005, average shares were 22,962,000.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                             (.01%)    (.04%)     (.03%)      (.00%)+    (.00%)+

     +   Represents less than 0.01% of average net assets.

(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.45% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.65%.

USAA First Start Growth Fund - 38

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE FIRST START GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          ASSET-BACKED SECURITIES

          The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
          (ETC) secured by specific equipment such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

          On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

                                                                 39 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          EURODOLLAR AND YANKEE OBLIGATIONS

          The Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

          Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

USAA First Start Growth Fund - 40

-------------------------------------------------------------------------------

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information

                                                                 41 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MASTER DEMAND NOTES

          The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable

USAA First Start Growth Fund - 42

-------------------------------------------------------------------------------

          by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          MORTGAGE-BACKED SECURITIES

          The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of

                                                                 43 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

          Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs). For more information on mortgage-backed securities, see the statement of additional information.

          MUNICIPAL LEASE OBLIGATIONS

          The Fund's assets may be invested in a variety of instruments commonly referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          PERIODIC AUCTION RESET BONDS

          The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

          Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

USAA First Start Growth Fund - 44

-------------------------------------------------------------------------------

          PREFERRED STOCKS

          Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

          PUT BONDS

          The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

                                                                 45 - Prospectus

USAA FIRST START GROWTH FUND
------------------------------------------------------------------------------

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          SYNTHETIC INSTRUMENTS

          The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that we will not be able to exercise our tender option.

          TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

          The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

USAA First Start Growth Fund - 46

------------------------------------------------------------------------------

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          VARIABLE-RATE AND FLOATING-RATE SECURITIES

          The Fund's assets may be invested in variable-rate  and  floating-rate
          securities,   which  bear   interest   at  rates  that  are   adjusted
          periodically to market rates.

          * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

          * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

                                                                 47 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The  Fund  does  not  earn  interest  on  the   securities   until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA First Start Growth Fund - 48

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


30228-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                           Intermediate-Term Bond Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  INTERMEDIATE-TERM
                                BOND FUND

                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                    2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND? USING MUTUAL FUNDS IN AN                                     2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                    3

   FEES AND EXPENSES                                                          6

   FUND INVESTMENTS                                                           8

   FUND MANAGEMENT                                                           13

   INVESTMENT PROGRAM                                                        15

   HOW TO INVEST                                                             18

   HOW TO REDEEM                                                             22

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                           24

   EXCHANGES                                                                 25

   SHAREHOLDER INFORMATION                                                   27

   FINANCIAL HIGHLIGHTS                                                      32

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                                34

                                                                  1 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is high current income without undue risk to principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. The Fund will maintain a dollar-weighted average portfolio maturity between three to ten years.

          The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, and management risk.

          * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

USAA Intermediate-Term Bond Fund - 2

-------------------------------------------------------------------------------

          * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          Other risks of the Fund described later in the prospectus are the risks of investing in debt securities of real estate investment trusts (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

                                                                  3 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ======================================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ======================================================================

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         2000*               9.01%
                         2001                8.39%
                         2002                5.76%
                         2003                7.59%
                         2004                3.94%

                    *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

                           NINE-MONTH YTD TOTAL RETURN
                                 1.91% (9/30/05)
            BEST QUARTER**                                   WORST QUARTER**
            5.12% 3rd Qtr. 2001                         -2.25% 2nd Qtr. 2004

           ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's

USAA Intermediate-Term Bond Fund - 4

-------------------------------------------------------------------------------

          distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      SINCE
                                                                    INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS      8/2/99
===============================================================================
Return Before Taxes                       3.94%        6.92%         6.72%

Return After Taxes on Distributions       2.30%        4.54%         4.30%

Return After Taxes on Distributions
and Sale of Fund Shares                   2.54%        4.44%         4.24%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for
fees, expenses, or taxes)                 4.34%        7.71%         7.29%+
-------------------------------------------------------------------------------
Lipper Intermediate Investment Grade
Funds Index** (reflects no deduction
for taxes)                                4.28%        7.33%         6.91%+
===============================================================================

[FOOTNOTES]
* The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

                                                                  5 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

** The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

  + The performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

          YIELD

          All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2004, was 4.95%.

        ========================================================================
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
        ========================================================================


FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

USAA Intermediate-Term Bond Fund - 6

-------------------------------------------------------------------------------

        MANAGEMENT            DISTRIBUTION         OTHER         TOTAL ANNUAL
           FEES               (12B-1) FEES        EXPENSES   OPERATING EXPENSES
       ------------------------------------------------------------------------
          .34%a                  None               .40%            .74%b,c

[FOOTNOTES]
a A performance fee adjustment decreased the management fee of 0.35% by 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Intermediate Investment Grade Funds Index. See pages 13-14 for information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

c We have voluntarily agreed to limit the Fund's annual operating expenses to 0.65% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                         Actual Total Annual
                                                         Operating Expenses
             Total Annual        Reimbursement                   After
          Operating Expenses      From IMCO                  Reimbursement
       ----------------------------------------------------------------------
              .74%                   .09%                        .65%

         ======================================================================
          [ARROW]   12B-1 FEES SOME MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                    ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
         ======================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR        3 YEARS         5 YEARS       10 YEARS
            ----------------------------------------------------------
                $76           $237             $411          $918

                                                                  7 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. These debt securities must be investment grade at the time of purchase. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY between three and ten years. With respect to its remaining assets, the Fund may invest in investment-grade preferred securities.

          ======================================================================
          [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
          ======================================================================

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

          The Fund's portfolio may consist of, among other securities, any of the following:

          * Obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations;
          *   Mortgage-backed securities;
          *   Asset-backed securities;
          * Corporate debt securities such as notes, bonds, and commercial paper;

USAA Intermediate-Term Bond Fund - 8

-------------------------------------------------------------------------------

          *   Debt securities of real estate investment trusts (REITs);
          * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances;
          * Obligations of state and local governments and their agencies and instrumentalities;
          *   Master demand notes;
          *   Eurodollar and Yankee obligations;
          *   Collateralized mortgage obligations (CMOs);
          *   Commercial mortgage-backed securities (CMBSs);
          *   CMBS interest only securities (CMBS IOs);
          *   Treasury inflation-protected securities (TIPS);
          *   Variable- and floating-rate securities;
          *   Variable rate-demand notes;
          *   Synthetic instruments; and
          *   Other debt securities.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 34.

          [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

          In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                                                  9 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

                                       LONG-TERM             SHORT-TERM
          RATING AGENCY             DEBT SECURITIES        DEBT SECURITIES
          --------------------------------------------------------------------
          Moody's Investors                                At least Prime-3
          Service                   At least Baa 3         or MIG 3/VMIG 3

          Standard & Poor's                                At least A-3
          Ratings Group             At least BBB-          or SP-2

          Fitch Ratings             At least BBB-          At least F3

          Dominion Bond
          Rating Service Limited    At least BBB low       At least R-2 low

          A.M. Best Co., Inc.       At least bbb           At least AMB-3

          If the security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

          You will find a complete description of the above debt ratings in the Fund's statement of additional information.

          [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

          We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

          [ARROW] WHAT RISKS APPLY TO THE FUND'S PORTFOLIO?

          CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

USAA Intermediate-Term Bond Fund - 10

-------------------------------------------------------------------------------

          * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

          * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

          * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

          Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

          U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a

                                                                 11 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

          PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

          REITS INVESTMENT RISK. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are

USAA Intermediate-Term Bond Fund - 12

-------------------------------------------------------------------------------

          forced by market factors to raise money, or an attractive replacement is available.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ======================================================================
          [ARROW]   TOTAL ASSETS UNDER MANAGEMENT
                    BY USAA INVESTMENT MANAGEMENT COMPANY
                    APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ======================================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The base fee for the fiscal year ended July 31, 2005, was equal to 0.35% of the Fund's average net assets over the same period.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

                                                                 13 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

              OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
                RELATIVE TO INDEX       (IN BASIS POINTS AS A PERCENTAGE
               (IN BASIS POINTS) 1       OF THE FUND'S AVERAGE NET ASSETS)
            ---------------------------------------------------------------
              +/- 20 to 50                                +/- 4
             +/- 51 to 100                                +/- 5
          +/- 101 and greater                             +/- 6

[FOOTNOTE]
      1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Intermediate Investment Grade Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the effective management fee of 0.35% by 0.01%.

          We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.65% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.25% of average net assets.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

USAA Intermediate-Term Bond Fund - 14

-------------------------------------------------------------------------------

          PORTFOLIO MANAGER

          R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2000. Mr. Freund has 16 years of investment management experience and has worked for us for 11 years. He earned the Chartered Financial Analyst (CFA) designation in 1992 and is a member of the CFA Institute and the CFA Society of San
          Antonio. He holds an M.B.A. from Indiana University and a B.A. from Franklin & Marshall College.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   manager's   compensation,   other
          accounts, and ownership of Fund securities.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

                                                                 15 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

USAA Intermediate-Term Bond Fund - 16

-------------------------------------------------------------------------------

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance,

                                                                 17 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining its client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.


HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

USAA Intermediate-Term Bond Fund - 18

-------------------------------------------------------------------------------

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 30 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they

                                                                 19 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund

USAA Intermediate-Term Bond Fund - 20

-------------------------------------------------------------------------------

              Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

                                                                 21 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below.

USAA Intermediate-Term Bond Fund - 22

-------------------------------------------------------------------------------

          However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                                                                 23 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan;

USAA Intermediate-Term Bond Fund - 24

-------------------------------------------------------------------------------

          (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders, on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.


EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next deter-

                                                                 25 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          mined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 24.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

USAA Intermediate-Term Bond Fund - 26

-------------------------------------------------------------------------------

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

          CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

             ===============================================================
                [ARROW]     FUND NUMBER                        30
                [ARROW]     NEWSPAPER SYMBOL                   InTerBd
                [ARROW]     TICKER SYMBOL                      USIBX
             ===============================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

                                                                 27 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ======================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ======================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

USAA Intermediate-Term Bond Fund - 28

-------------------------------------------------------------------------------

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

                                                                 29 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

USAA Intermediate-Term Bond Fund - 30

-------------------------------------------------------------------------------

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                 31 - Prospectus
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USAA INTERMEDIATE-TERM BOND FUND
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          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.


FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

USAA Intermediate-Term Bond Fund - 32

-------------------------------------------------------------------------------

                                            YEAR ENDED JULY 31,
                            ==================================================
                               2005      2004      2003      2002      2001
                            ==================================================
Net asset value at
 beginning of period        $   10.14  $  10.15  $   9.76  $  10.41  $   9.82
                            -------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income           .47       .47       .54       .67(b)    .72
  Net realized and
   unrealized gain (loss)        (.01)     (.01)      .39      (.65)(b)   .59
                            -------------------------------------------------
Total from investment
 operations                       .46       .46       .93       .02      1.31
                            -------------------------------------------------
Less distributions:
From net investment income       (.47)     (.47)     (.54)     (.67)     (.72)
                            -------------------------------------------------
Net asset value
 at end of period           $   10.13  $  10.14  $  10.15  $   9.76  $  10.41
                            =================================================
Total return (%) *               4.60      4.55      9.67       .09     13.92
Net assets at end
 of period (000)            $ 359,073  $284,846  $218,691  $194,897  $136,478

Ratio of expenses
  to average net
  assets (%) **(a,c)              .65       .65       .65       .65       .65
Ratio of expenses to
  average net assets,
  excluding
 reimbursements (%) **(a)         .74       .73       .72       .78       .76
Ratio of net investment
 income to average net
 assets (%) **                   4.47      4.46      5.31      6.55(b)   7.08
Portfolio turnover (%)          41.86     24.01     97.15     62.62     24.42

* Assumes reinvestment of all net investment income distributions during the period.

**  For the year ended July 31, 2005, average net assets were $322,594,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) In 2001, a change in amortization method was made as required by an accounting pronouncement, which had no impact on these ratios.

(c) Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.65% of the Fund's average net assets.

                                                                 33 - Prospectus
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USAA INTERMEDIATE-TERM BOND FUND
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ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INTERMEDIATE-TERM BOND FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          ASSET-BACKED SECURITIES

          The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
          (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

          On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

          The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

USAA Intermediate-Term Bond Fund - 34

-------------------------------------------------------------------------------

          EURODOLLAR AND YANKEE OBLIGATIONS

          A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

          Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash

                                                                 35 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
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          collateral is invested in  high-quality  short-term  investments.  The
          Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MASTER DEMAND NOTES

          The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

          MORTGAGE-BACKED SECURITIES

          The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the under-

USAA Intermediate-Term Bond Fund - 36

-------------------------------------------------------------------------------

          lying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

          Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

          A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                                                                 37 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
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          CMBS IOs are similar to the SMBSs described  above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to
          interest   rate  changes.   CMBS  IOs  are  subject  to   recessionary
          default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

          MUNICIPAL LEASE OBLIGATIONS

          The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          PERIODIC AUCTION RESET BONDS

          The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

          Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

USAA Intermediate-Term Bond Fund - 38

-------------------------------------------------------------------------------

          PREFERRED SECURITIES

          Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

          PUT BONDS

          The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

          REAL ESTATE INVESTMENT TRUSTS (REITS)

          A portion of the Fund's assets may be invested in debt securities of publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an

                                                                 39 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          SYNTHETIC INSTRUMENTS

          The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

          TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

          The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the

USAA Intermediate-Term Bond Fund - 40

-------------------------------------------------------------------------------

          rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

          VARIABLE-RATE AND FLOATING-RATE SECURITIES

          The Fund's assets may be invested in variable-rate  and  floating-rate
          securities,   which  bear   interest   at  rates  that  are   adjusted
          periodically to market rates.

          * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

          * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

                                                                 41 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The  Fund  does  not  earn  interest  on  the   securities   until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Intermediate-Term Bond Fund - 42

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM



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================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


40045-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                          High-Yield Opportunities Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  HIGH-YIELD
                                OPPORTUNITIES FUND

                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND? USING MUTUAL FUNDS IN AN                                 2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                3

   FEES AND EXPENSES                                                      7

   FUND INVESTMENTS                                                       8

   FUND MANAGEMENT                                                       14

   INVESTMENT PROGRAM                                                    16

   HOW TO INVEST                                                         20

   HOW TO REDEEM                                                         24

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                       26

   EXCHANGES                                                             27

   SHAREHOLDER INFORMATION                                               28

   FINANCIAL HIGHLIGHTS                                                  34

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                            36

   APPENDIX A                                                            47

                                                                  1 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

          Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 8 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are credit risk, market illiquidity, interest rate risk, and management risk.

          *   CREDIT RISK involves the  possibility  that a borrower cannot make
              timely  dividend,   interest,   and  principal   payments  on  its
              securities.

          * MARKET ILLIQUIDITY involves the risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities.

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

USAA High-Yield Opportunities Fund - 2

--------------------------------------------------------------------------------

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          Other risks of the Fund described later in the prospectus are stock market risk, foreign investing risk, and the risk of investing in mortgage-backed securities and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time o ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. As an investor in this Fund, you should be prepared for price fluctuations that may be greater than those associated with bond funds emphasizing high-quality investments. Because a major portion of the Fund's assets are invested in high-yield securities, the value of your investment will vary from day to day. Changes in the economy, adverse political events, and changing interest rates will cause the value of the Fund to fluctuate. These types of developments could affect an issuer's ability to meet its

                                                                  3 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          principal, dividend, and interest obligations. If an issuer does default, the Fund could experience a decline in the market value of its securities.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ======================================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ======================================================================

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         2000*          -1.96%
                         2001            7.83%
                         2002           -4.66%
                         2003           26.52%
                         2004           10.57%

               *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


                           NINE-MONTH YTD TOTAL RETURN
                                 2.31% (9/30/05)

         BEST QUARTER**                                    WORST QUARTER**
         10.19% 2nd Qtr. 2003                         -7.38% 2nd Qtr. 2002

         ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA High-Yield Opportunities Fund - 4

--------------------------------------------------------------------------------

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                  5 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                 SINCE INCEPTION
                                  PAST 1 YEAR    PAST 5 YEARS         8/2/99
================================================================================
Return Before Taxes                 10.57%           7.12%             7.55%

Return After Taxes
on Distributions                     7.86%           3.41%             3.82%

Return After Taxes
on Distributions
and Sale of Fund Shares              6.77%           3.68%             4.04%
--------------------------------------------------------------------------------
CSFB Global High Yield Index*
(reflects no deduction
for fees, expenses, or
taxes)                              11.95%           8.16%             7.59%+
--------------------------------------------------------------------------------
Lipper High Yield Bond
Funds Index** (reflects
no deduction for taxes)             10.34%           3.99%             3.84%+
================================================================================

[FOOTNOTES]
 * The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

 ** The Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest Funds within the Lipper High Current Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed income securities, has no quality of maturity restrictions, and tends to invest in lower grade debt issues.

 + The performance of the CSFB Global High Yield Index and the Lipper High Yield Bond Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

          YIELD

          All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2004, was 5.96%.

          ======================================================================
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ======================================================================

USAA High-Yield Opportunities Fund - 6

--------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describe the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

             MANAGEMENT      DISTRIBUTION       OTHER       TOTAL ANNUAL
               FEES          (12B-1) FEES     EXPENSES    OPERATING EXPENSES
          --------------------------------------------------------------------
             .50%a               None           .45%             .95%b

[FOOTNOTES]
a A performance fee adjustment increased the management fee of 0.50% by less than 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper High Yield Bond Funds Index. See page 15 for information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

          ======================================================================
          [ARROW]   12B-1 FEES SOME MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                    ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ======================================================================

                                                                  7 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
             -----------------------------------------------------
                $97          $303         $525          $1,166


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to normally invest at least 80% of the its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, or preferred stocks, with an emphasis on non-investment-grade debt securities.

          The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable

USAA High-Yield Opportunities Fund - 8

--------------------------------------------------------------------------------

          capital gain distributions, which may have an adverse affect on Fund performance.

          [ARROW] WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

          We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" since they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

          High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

          [ARROW] HOW IS THIS FUND DIFFERENT FROM A FUND THAT INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS?

          Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally only offer a greater potential return for accepting a greater level of risk. The two most common risks are CREDIT RISK - or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK - or the risk that a security's market value will change with interest rates.

          In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield

                                                                  9 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

          As a result, high-yield funds have often acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

          [ARROW] WHAT IS A CREDIT RATING?

          A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating. The table shown in APPENDIX A on page 47 illustrates these ratings and the risk associated with each.

          CREDIT RISK. The securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will be unable to make timely dividend, interest, or principal payments or meet other terms of its financial obligations. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest

USAA High-Yield Opportunities Fund - 10

--------------------------------------------------------------------------------

          when due, or return all of the principal amount of their debt obligations at maturity.

          When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

          U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

          MARKET ILLIQUIDITY. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

          INTEREST RATE RISK. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

                                                                 11 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          STOCK MARKET RISK. Because this Fund may invest in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

          [ARROW] WHAT ARE THE CREDIT QUALITY CHARACTERISTICS OF THE FUND'S HOLDINGS?

          The following chart illustrates the quality ratings of the Fund's investment portfolio as of the end of its last fiscal year, July 31, 2005.

                         INVESTMENTS
                      (MOODY'S INVESTORS          PERCENTAGE OF
                        SERVICE RATING)         FUND'S NET ASSETS
              ----------------------------------------------------------
                        INVESTMENT GRADE
                              A2                        1.0%
                              Aaa                       0.8%
                              Baa1                      0.7%
                              Baa2                      1.6%
                              Baa3                      4.3%
                      BELOW INVESTMENT GRADE
                              B1                        7.3%
                              B2                       12.1%
                              B3                       23.8%
                              Ba1                       3.0%
                              Ba2                       7.5%
                              Ba3                       9.7%
                              Ca                        1.6%
                              Caa1                     11.4%
                              Caa2                      2.3%
                              Caa3                      0.7%
                              Non Rated                 5.1%

USAA High-Yield Opportunities Fund - 12

--------------------------------------------------------------------------------

          [ARROW] WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

          The Fund's portfolio will primarily consist of, but not be limited to, the following U.S. dollar-denominated securities:

          * Corporate debt securities such as notes, bonds, (including zero-coupon and pay-in-kind bonds) loans, and commercial paper;
          * Bank obligations, including certificates of deposit and banker's acceptances;
          * Obligations of state and local governments and their agencies and instrumentalities;
          *   Mortgage-backed securities;
          *   Asset-backed securities;
          *   Commercial mortgage-backed securities (CMBS);
          *   CMBS interest only securities (CMBS IOs);
          *   Equity and debt securities of real estate investment trusts;
          *   Eurodollar and Yankee obligations;
          *   Synthetic instruments; and
          *   Equity securities.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 36.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We may also invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

                                                                 13 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *   POLITICAL  RISK.  Political risk includes a greater  potential for
              coups  d'etat,   revolts,   and   expropriation   by  governmental
              organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

          We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ======================================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT
                         BY USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ======================================================================

USAA High-Yield Opportunities Fund - 14

--------------------------------------------------------------------------------

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:


            OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
             RELATIVE TO INDEX               (IN BASIS POINTS AS A PERCENTAGE
            (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
      ======================================================================
             +/- 20 to 50                                 +/- 4
             +/- 51 to 100                                +/- 5
          +/- 101 and greater                             +/- 6

[FOOTNOTE]
1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the

                                                                 15 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          Fund outperforms the Lipper High Yield Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.50% by less than 0.01%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          PORTFOLIO MANAGER

          R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 16 years of investment management experience and has worked for us for 11 years. He earned the Chartered Financial Analyst (CFA) designation in 1992 and is a member of the CFA Institute and the CFA Society of San Antonio. He holds an M.B.A. from Indiana University and a B.A. from Franklin & Marshall College.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   manager's   compensation,   other
          accounts, and ownership of Fund securities.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USAA High-Yield Opportunities Fund - 16

--------------------------------------------------------------------------------

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term

                                                                 17 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

              Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

USAA High-Yield Opportunities Fund - 18

--------------------------------------------------------------------------------

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          * Purchases and sales pursuant to automatic investment or withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

                                                                 19 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-------------------------------------------------------------------------------

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 32 for additional tax information.

USAA High-Yield Opportunities Fund - 20

--------------------------------------------------------------------------------

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

                                                                 21 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

USAA High-Yield Opportunities Fund - 22

--------------------------------------------------------------------------------

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund

                                                                 23 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

              in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED

USAA High-Yield Opportunities Fund - 24

--------------------------------------------------------------------------------

          FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram,

                                                                 25 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

USAA High-Yield Opportunities Fund - 26

--------------------------------------------------------------------------------

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.


EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Service Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 25.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on

                                                                 27 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 18.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

          CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

USAA High-Yield Opportunities Fund - 28

--------------------------------------------------------------------------------

          ======================================================================
               [ARROW]     FUND NUMBER                        80
               [ARROW]     NEWSPAPER SYMBOL                   HYldOpp
               [ARROW]     TICKER SYMBOL                      USHYX
          ======================================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE     =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                                                                 29 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

USAA High-Yield Opportunities Fund - 30

--------------------------------------------------------------------------------

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any

                                                                 31 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          dividend or other distribution. Some or all of these distributions are subject to taxes.

          ======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

USAA High-Yield Opportunities Fund - 32

--------------------------------------------------------------------------------

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

                                                                 33 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.


FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

USAA High-Yield Opportunities Fund - 34

--------------------------------------------------------------------------------

                                              YEAR ENDED JULY 31,
                               =================================================
                                  2005     2004       2003     2002     2001
                               =================================================
Net asset value at
 beginning of period           $   8.54  $   8.18  $   7.23  $  8.95  $  9.78
                               -------------------------------------------------
Income (loss) from investment
  operations:
   Net investment income            .61       .64       .69      .83     1.03
   Net realized and unrealized
    gain (loss)                     .25       .36       .95    (1.72)    (.80)
                               ------------------------------------------------
Total from investment               .86      1.00      1.64     (.89)     .23
 operations
Less distributions:
 From net investment income        (.61)     (.64)     (.69)    (.83)   (1.06)
                               -------------------------------------------------
Net asset value
 at end of period              $   8.79  $   8.54  $   8.18  $  7.23  $  8.95
                               =================================================
Total return (%) *                10.36     12.44     23.85   (10.70)    2.68
Net assets at end of
 period (000)                  $306,749  $184,495  $106,988  $53,745  $53,828
Ratio of expenses
  to average net
  assets (%) **(a)                  .95(b)    .99(b)   1.00(b)  1.00(b)   .76(c)
Ratio of expenses to average
 net assets, excluding
 reimbursements (%) **(a)            -         -       1.08     1.12     1.02
Ratio of net investment
 income to average
 net assets (%) **                 7.03      7.51      9.06     9.95    11.17
Portfolio turnover (%)            29.52     55.24    105.30    96.63   104.20

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2005, average net assets were $244,711,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)+   (.00%)+   (.00%)+  (.00%)+  (.01%)

      + Represents less than 0.01% of average net assets.

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

(c) Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.75% of the Fund's average net assets.

                                                                 35 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE HIGH-YIELD OPPORTUNITIES FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          ASSET-BACKED SECURITIES

          The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
          (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

          On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

          The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

USAA High-Yield Opportunities Fund - 36

--------------------------------------------------------------------------------

          BONDS

          A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

          A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current. Lower-quality bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern. Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral). Most high-yield "junk" bonds are unsecured.

          Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

          BOND RATINGS AND HIGH-YIELD BONDS

          Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. Our research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB by Standard & Poor's and Baa by Moody's.

                                                                 37 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          DEFERRABLE SUBORDINATED SECURITIES

          Recently, securities have been issued that have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

          DERIVATIVES

          A Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or default credit swap agreements, purchasing indexed securities, and selling securities short.

          The Fund may use these practices to adjust the risk and return characteristics of its portfolio of investments. If we judge market conditions incor-

USAA High-Yield Opportunities Fund - 38

--------------------------------------------------------------------------------

          rectly or employ a strategy that does not correlate well with the Fund's investments, these methods could result in a loss, regardless of whether the intent was to reduce risk or increase return. These methods may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these methods could result in a loss if the counterparty to the transaction does not perform as promised.

          EQUITY SECURITIES

          The Fund's assets may be invested in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

          EQUITY AND DEBT SECURITIES OF INVESTMENTS
          IN REAL ESTATE INVESTMENT TRUSTS (REITS)

          The Fund's assets may be invested in equity securities of REITs and is therefore subject to certain risks associated with direct investments in REITs. In addition, the Fund may also invest its assets in debt securities of REITs and may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in

                                                                 39 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

          EURODOLLAR AND YANKEE OBLIGATIONS

          The Fund may invest in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

          Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Euro-dollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

USAA High-Yield Opportunities Fund - 40

--------------------------------------------------------------------------------

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MORTGAGE-BACKED SECURITIES

          The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Frannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                                                                 41 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

          A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

          CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. For more information on mortgage-backed securities, see the statement of additional information.

          MUNICIPAL LEASE OBLIGATIONS

          The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

USAA High-Yield Opportunities Fund - 42

--------------------------------------------------------------------------------

          NOTES, LOAN PARTICIPATIONS, AND ASSIGNMENTS

          The Fund may invest in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan to the company. Larger loans to corporations or governments, including governments of less developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, and in the case of LDC investments, increased credit risk and volatility.

          OTHER INVESTMENT COMPANIES

          The Fund's assets may be invested in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          PERIODIC AUCTION RESET BONDS

          The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

          Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

                                                                 43 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          PREFERRED STOCKS

          Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

          PRIVATE PLACEMENTS

          Private placements are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

          PUT BONDS

          The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

          SYNTHETIC INSTRUMENTS

          The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial

USAA High-Yield Opportunities Fund - 44

--------------------------------------------------------------------------------

          institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          VARIABLE-RATE AND FLOATING-RATE SECURITIES

          The Fund's assets may be invested in variable-rate  and  floating-rate
          securities,   which  bear   interest   at  rates  that  are   adjusted
          periodically to market rates.

          * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

                                                                 45 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The  Fund  does  not  earn  interest  on  the   securities   until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

          ZERO-COUPON AND PAY-IN-KIND BONDS

          A zero-coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both allow the issuer to avoid the need to generate cash to meet current interest payments. Therefore, the value of these bonds is subject to greater fluctuation in response to changes in interest rates and may involve greater credit risks than bonds paying interest in cash currently.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA High-Yield Opportunities Fund - 46

                                   APPENDIX A
----------------------------------------------------------------------------
                      RATINGS OF CORPORATE DEBT SECURITIES

LONG TERM

  MOODY'S      STANDARD                           DOMINION
  INVESTORS    & POOR'S                           BOND RATING
  SERVICE      CORPORATION     FITCH RATINGS      SERVICE LIMITED   A.M. BEST      DEFINITION
====================================================================================================================================
  Aaa          AAA             AAA                AAA               aaa            Highest quality
  Aa           AA              AA                 AA                aa             High quality
  A            A               A                  A                 a              Upper-medium grade
  Baa          BBB             BBB                BBB               bbb            Medium grade
  Ba           BB              BB                 BB                bb             Speculative
  B            B               B                  B                 b              Highly speculative
  Caa          CCC,CC          CCC,CC            CCC                ccc, cc, c     Vulnerable to default
  Ca           C               C                 CC                                Default is imminent
  C                                              C                                 Probably in default
               D               DDD,DD,D                             d              In default
SHORT TERM

        MOODY'S                  S&P                     FITCH                          DOMINION                AA.M. BEST
====================================================================================================================================
                        A-1+ Extremely strong      F1+ Exceptionally strong    R-1 (high)   Highest quality      AMB-1+ Strongest
P-1 Superior quality    A-1  Strong quality        F1  Highest credit quality  R-1 (middle) Superior quality     AMB -1 Outstanding
P-2 Strong quality      A-2  Satisfactory quality  F2  Good credit quality     R-1 (low)    Satisfactory quality AMB-2  Satisfactory
P-3 Acceptable quality  A-3  Adequate quality      F3  Fair credit quality     R-2 (high)   Adequate quality     AMB-3  Adequiate
NP Not Prime            B    Speculative quality   B   Speculative             R-2 (middle) Adequate quality     AMB-4  Speculative
                        C    Doubtful quality      C   High default risk       R-2 (low)    Adequate quality     d      In default
                                                                               R-3 (high)   Speculative
                        D    Default               D   Default                 R-3 (middle) Speculative
                                                                               R-3 (low)    Speculative

                                                                 47 - Prospectus

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


40046-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                              Small Cap Stock Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  SMALL CAP
                                STOCK FUND


                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P R O S P E C T U S

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                             2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                       2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                             3

   FEES AND EXPENSES                                                   7

   FUND INVESTMENTS                                                    8

   FUND MANAGEMENT                                                    12

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                 17

   HOW TO INVEST                                                      20

   HOW TO REDEEM                                                      25

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                    27

   EXCHANGES                                                          28

   SHAREHOLDER INFORMATION                                            29

   FINANCIAL HIGHLIGHTS                                               35

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                         37

                                                                  1 - Prospectus

USAA SMALL CAP STOCK FUND
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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

          We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Wellington Management and Batterymarch are responsible for managing the portion of the Fund's assets allocated to each of them by us.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, the risk of investing in companies with small MARKET CAPITALIZATIONS (small-cap company risk), management risk, and foreign investing risk.

     ===========================================================================
     [ARROW] MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S
             OUTSTANDING SHARES OF COMMON STOCK.
     ===========================================================================

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

USAA Small Cap Stock Fund - 2

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          *    SMALL-CAP  COMPANY RISK involves the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investment in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increase price volatility, uncertain political conditions, and other factors.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

                                                                  3 - Prospectus

USAA SMALL CAP STOCK FUND
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          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE  PRICE CHANGE  IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BAR CHART]
                         CALENDAR YEAR     TOTAL RETURN
                              2000*          -13.92%
                              2001            -9.14%
                              2002           -10.93%
                              2003            27.36%
                              2004            18.77%

                    * FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

                          NINE-MONTH YTD TOTAL RETURN
                                8.03% (9/30/05)

          BEST QUARTER**                          WORST QUARTER**
          17.37% 4TH Qtr. 2001              -18.89% 4th Qtr. 2000

          ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Small Cap Stock Fund - 4

--------------------------------------------------------------------------------

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be  particularly  true for the period  prior to  December  1,
          2003,   which  is  the  date  on  which   Wellington   Management  and
          Batterymarch assumed day-to-day management of the Fund's assets.

                                                                  5 - Prospectus

USAA SMALL CAP STOCK FUND
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                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      SINCE
                                                                    INCEPTION
                                     PAST 1 YEAR     PAST 5 YEARS     8/2/99
================================================================================
Return Before Taxes                     18.77%          1.05%         6.31%

Return After Taxes on                   18.30%           .97%         6.24%
Distributions

Return After Taxes on
Distributions
and Sale of Fund Shares                 12.80%           .90%         5.47%
--------------------------------------------------------------------------------
Russell 2000(R) Index*
(reflects no deduction for
fees, expenses, or taxes)               18.33%          6.61%         8.70%+
--------------------------------------------------------------------------------
S&P SmallCap 600(R) Index**
(reflects no deduction for
fees, expenses, or taxes)               22.65%         11.60%        12.24%+
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index***
(reflects no deduction for taxes)       18.37%          9.06%        11.08%+
================================================================================

[FOOTNOTES]
* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of September 30, 2005, the average market capitalization was approximately $1 billion; the median market capitalization was approximately $578 million. The largest company in the index had an approximate market capitalization of $3.8 billion.

** The S&P SmallCap 600 Index is an unmanaged market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

*** The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 600 Index.

+ The performance of the Russell 2000 Index, the S&P SmallCap 600 Index, and the Lipper Small-Cap Core Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Small Cap Stock Fund - 6

--------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

      MANAGEMENT          DISTRIBUTION         OTHER           TOTAL ANNUAL
         FEES             (12B-1) FEES        EXPENSES       OPERATING EXPENSES
     ---------------------------------------------------------------------------
         .74%a                None              .60%               1.34%b,c

[FOOTNOTES]
a A performance fee adjustment decreased the management fee of 0.75% by 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Core Funds Index. See page 13 for information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.31%.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.40% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. For the fiscal year ended July 31, 2005, the Fund did not incur any reimbursable expenses. We can modify or terminate this arrangement at any time.

                                                                  7 - Prospectus

USAA SMALL CAP STOCK FUND
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     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR     3 YEARS        5 YEARS        10 YEARS
       ------------------------------------------------------
          $136        $425           $734           $1,613


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to

USAA Small Cap Stock Fund - 8

--------------------------------------------------------------------------------

          year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] WHAT DEFINES SMALL-CAP STOCKS?

          The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of September 30, 2005, the largest market capitalization stock in the S&P SmallCap 600 Index was approximately $6.0 billion and the smallest market capitalization stock was approximately $45 million. As of September 30, 2005, the largest market capitalization stock in the Russell 2000 Index was approximately $3.8 billion and the smallest market capitalization stock was approximately $29 million. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor's makes changes

                                                                  9 - Prospectus

USAA SMALL CAP STOCK FUND
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          to the S&P SmallCap  600 Index when  needed,  whereas the Russell 2000
          Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

          [ARROW] WILL THE FUND CONTINUE TO HOLD THESE SECURITIES IF THEIR MARKET CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

          For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

          SMALL-CAP COMPANY RISK. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

USAA Small Cap Stock Fund - 10

--------------------------------------------------------------------------------

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          Wellington Management's small cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

          In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process.

          Stocks are sold when they achieve Wellington Management's target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

          Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is generally run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark.

                                                                 11 - Prospectus

USAA SMALL CAP STOCK FUND
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          Batterymarch  may invest through initial public offerings of companies meeting these criteria.

          Stocks  will  be  considered  for  sale  if  they  appreciate   beyond
          Batterymarch's market capitalization limits, or if their quantitative ranking falls into the sell category.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 37.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
     =========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to

USAA Small Cap Stock Fund - 12

--------------------------------------------------------------------------------

          the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

   OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX                   (IN BASIS POINTS AS A PERCENTAGE
    (IN BASIS POINTS) 1                 OF THE FUND'S AVERAGE NET ASSETS)
   ------------------------------------------------------------------------
     +/- 100 to 400                                   +/- 4
     +/- 401 to 700                                   +/- 5
   +/- 701 and greater                                +/- 6

[FOOTNOTE]
        1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the

                                                                 13 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.75% by 0.01%.

          We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.40% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.74% of average net assets.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into Investment Subadvisory Agreements with Wellington Management and Batterymarch, under which Wellington Management and Batterymarch each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

          Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2005, Wellington Management had approximately $511 billion in assets under management.

          Batterymarch is a registered investment adviser founded in 1969 and is located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign government entities. As of September 30, 2005, Batterymarch had approximately $14.7 billion in assets under management.

USAA Small Cap Stock Fund - 14

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          Wellington  Management and  Batterymarch  are compensated  directly by
          IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          WELLINGTON MANAGEMENT

          Stephen T. O'Brien, CFA, senior vice president of Wellington Management, has served as portfolio manager of the Fund since December 2003. Mr. O'Brien joined Wellington Management as an investment professional in 1983.

          Timothy J. McCormack, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Fund since December 2003. Prior to joining the firm, Mr. McCormack worked as an investment professional with Oppenheimer Capital (1994
          2000).

          Shaun F. Pedersen, vice president of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining Wellington Management, Mr. Pedersen worked as an investment professional with Thomas Weisel Asset Management (2001 - 2004) and The Boston Company (1996 - 2000).

          BATTERYMARCH

          Anthony C. Santosus, CFA, has 19 years of investment experience and has managed the Fund since December 2003. Mr. Santosus joined Batterymarch's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development (1990-2001). He also served as an investment technologist and quantitative analyst at Putnam. He is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board. Mr. Santosus holds a B.S. from Northeastern University.

                                                                 15 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          Lisa A. Sebesta, CFA, has eight years of investment experience and has managed the Fund since December 2003. Ms. Sebesta joined Batterymarch in 2000 as a U.S. investment specialist and was promoted to portfolio manager in 2003. Ms. Sebesta was previously a quantitative analyst at Boston Advisors, Inc. (1999-2000). Ms. Sebesta holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.

          Yu-Nien  (Charles) Ko, CFA, has seven years of  investment  experience and has managed the Fund since December 2003. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. Mr. Ko was previously involved in business strategy and development at Hartford Financial Services (1999-2000). Mr. Ko holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.

          Edward R. Miller, CFA, has 18 years of investment experience and has managed the Fund since December 2004 when he joined Batterymarch. He was formerly a quantitative analyst at 1838 Investment Advisors (2003-2004) and headed Edward Miller Associates, which provided stock recommendations to several long-only and hedge funds (2000-2003). He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts, and the Financial Executives Networking Group. Mr. Miller holds a B.A. from Dickinson College and an M.B.A. from New York University.

          Michael D. Soares, has 11 years of investment experience and has managed the Fund since December 2003. Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. Mr. Soares was promoted to portfolio manager in 2003. Mr. Soares holds a B.A. from the University of Maine and an M.B.A. from Bentley College.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

USAA Small Cap Stock Fund - 16

--------------------------------------------------------------------------------

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

                                                                 17 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calender year (except for the money market funds, the USAA
               Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 28.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information

USAA Small Cap Stock Fund - 18

--------------------------------------------------------------------------------

              regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

                                                                 19 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

USAA Small Cap Stock Fund - 20

--------------------------------------------------------------------------------

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 33 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

                                                                 21 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

USAA Small Cap Stock Fund - 22

--------------------------------------------------------------------------------

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS -USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

                                                                 23 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R) 800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

USAA Small Cap Stock Fund - 24

--------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                 25 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

          *    Access USAA.COM.

          *    Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 65945
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

USAA Small Cap Stock Fund - 26

--------------------------------------------------------------------------------

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders, on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

                                                                 27 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 26.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each

USAA Small Cap Stock Fund - 28

--------------------------------------------------------------------------------

          fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 19.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                                                                 29 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          ========================================================
          [ARROW]    FUND NUMBER                         81
          [ARROW]    NEWSPAPER SYMBOL                    SmCpStk
          [ARROW]    TICKER SYMBOL                       USCAX
          ========================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

   ==============================================================

                              TOTAL ASSETS - TOTAL LIABILITIES
   [ARROW] NAV PER SHARE  =   ----------------------------------
                                      NUMBER OF SHARES
                                        OUTSTANDING
   ==============================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

USAA Small Cap Stock Fund - 30

--------------------------------------------------------------------------------

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadivers, if applicable, at fair value using valuation proce-

                                                                 31 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          dures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

USAA Small Cap Stock Fund - 32

--------------------------------------------------------------------------------

          ======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

                                                                 33 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would

USAA Small Cap Stock Fund - 34

--------------------------------------------------------------------------------

          like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended July 31, 2002 through 2005, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.
                                                                 35 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

                                             YEAR ENDED JULY 31,
                         -------------------------------------------------------
                            2005       2004        2003       2002       2001
                         -------------------------------------------------------
Net asset value at
  beginning of period    $   11.82  $   10.38   $    9.61  $   10.34   $  13.17
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income
   (loss)(a)                   .00(d)    (.04)       (.08)     (.06)       (.11)
  Net realized and
   unrealized gain
   (loss)(a)                  3.34       1.48         .85       (.67)     (2.72)
                         -------------------------------------------------------
Total from investment
 operations(a)                3.34       1.44         .77       (.73)     (2.83)
                         -------------------------------------------------------
Less distributions:
  From net investment
   income                     (.01)       -         -          -            -
                         -------------------------------------------------------
  From realized capital
   gains                      (.35)       -         -          -            -
                         -------------------------------------------------------
Total distributions           (.36)       -         -          -            -
                         -------------------------------------------------------
Net asset value
 at end of period        $   14.80  $   11.82   $   10.38  $    9.61   $  10.34
                         =======================================================
Total return (%) *           28.54      13.87        8.01     (7.06)     (21.49)

Net assets at end
 of period (000)         $ 311,167  $ 192,264   $ 125,480  $ 102,890   $ 89,120

Ratio of expenses
 to average net
 assets (%) **(c)             1.34(b)    1.40(b)     1.40(b)    1.40(b)    1.46

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%) **(c)     1.34       1.40        1.69       1.71         -

Ratio of net investment
 income (loss) to
 average net assets (%)**      .02       (.35)       (.85)      (.57)     (1.00)

Portfolio turnover (%)       69.09     184.27      170.37     200.14     145.32

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2005, average net assets were $242,817,000.

(a) Calculated using average shares. For the year ended July 31, 2005, average shares were 18,465,000.

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.40% of the Fund's average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                            (.03%)     (.04%)      (.00%)+    (.00%)+    (.00%)+

     + Represents less than 0.01% of average net assets.

(d)  Represents less than $0.01 per share.

USAA Small Cap Stock Fund - 36

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SMALL CAP STOCK FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as

                                                                 37 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

          a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash

USAA Small Cap Stock Fund - 38

-------------------------------------------------------------------------------

          collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


40047-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                               Capital Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  CAPITAL
                                GROWTH FUND


                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P R O S P E C T U S

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL STRATEGY?                                                    2

   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
   IN THIS FUND?                                                              2

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                    3

   FEES AND EXPENSES                                                          7

   FUND INVESTMENTS                                                           8

   FUND MANAGEMENT                                                           11

   USING MUTUAL FUNDS IN AN
   INVESTMENT PROGRAM                                                        15

   HOW TO INVEST                                                             18

   HOW TO REDEEM                                                             23

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                           25

   EXCHANGES                                                                 26

   SHAREHOLDER INFORMATION                                                   27

   FINANCIAL HIGHLIGHTS                                                      33

   ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENT POLICIES                                                35

                                                                  1 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in equity securities. The Fund may invest up to 100% of its assets in foreign securities. The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

          We are the Fund's investment adviser. We have retained Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser of the Fund. Batterymarch is responsible for investing the Fund's assets.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, management risk, and foreign risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, and other factors.

USAA Capital Growth Fund - 2

--------------------------------------------------------------------------------

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. While the portfolio will be broadly diversified, we expect the Fund to be significantly more volatile than the average equity mutual fund due to the Fund's investments in foreign markets.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

 ===============================================================================
 [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
 ===============================================================================

                                                                  3 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

[BAR CHART]
                         CALENDAR YEAR   TOTAL RETURN
                              2001*          -31.22%
                              2002           -27.65%
                              2003            55.29%
                              2004            16.25%

                    * FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.

                           NINE-MONTH YTD TOTAL RETURN
                                 3.60% (9/30/05)

          BEST QUARTER**                               WORST QUARTER**
          20.81% 2nd Qtr. 2003                   -29.90% 1st Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Capital Growth Fund - 4

--------------------------------------------------------------------------------

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of the Fund's assets using the current principal investment strategy.

                                                                  5 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                   SINCE
                                                                 INCEPTION
                                            PAST 1 YEAR           10/27/00
================================================================================
Return Before Taxes                            16.25%              -6.62%

Return After Taxes on Distributions            16.25%              -6.62%

Return After Taxes on Distributions
and Sale of Fund Shares                        10.57%              -5.53%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                            14.31%              -1.64%+
--------------------------------------------------------------------------------
Morgan Stanley Capital
International (MSCI) World
Index** (reflects no deduction
for fees, expenses, or taxes)                  14.72%              -0.70%+
--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Index***
(reflects no deduction for taxes)              10.79%              -2.18%+
--------------------------------------------------------------------------------
Lipper Global Funds Index ****
(reflects no deduction for taxes)              19.20%               0.78%+

================================================================================

[FOOTNOTES]
 *   The Russell 2000 Growth Index  measures the  performance  of those  Russell
     2000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

*** The Lipper Small-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

**** The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

+ The performance of the Russell 2000 Growth Index, MSCI World Index, the Lipper Small-Cap Growth Funds Index, and the Lipper Global Funds Index is calculated with a commencement date of October 31, 2000, while the Fund's inception date is October 27, 2000. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Capital Growth Fund - 6

--------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

     MANAGEMENT        DISTRIBUTION        OTHER             TOTAL ANNUAL
        FEES           (12B-1) FEES       EXPENSES         OPERATING EXPENSES
    ---------------------------------------------------------------------------
        .88%a             None              .80%                1.68%b,c

[FOOTNOTES]
a A performance fee adjustment increased the management fee of 0.85% by 0.03% for the most recent fiscal year ended July 31, 2005. The performance adjustment has been calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Growth Funds Index. Going forward, we have voluntarily agreed to calculate the performance adjustment by comparing the Fund's performance to both the Lipper Small-Cap Growth Funds Index and the Lipper Global Funds Index, and then selecting the comparison that results in the lesser fee for the Fund's shareholders. See page 12 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.63%.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                                  7 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      Actual Total Annual
                                                      Operating Expenses
         Total Annual        Reimbursement                  After
      Operating Expenses      From IMCO                Reimbursement
     -----------------------------------------------------------------------
          1.68%                 0.68%                        1.00%

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR          3 YEARS        5 YEARS        10 YEARS
       ----------------------------------------------------------
          $171             $530           $913           $1,987


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in equity securities that Batterymarch believes to be the most attractive in the global marketplace. The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

USAA Capital Growth Fund - 8

--------------------------------------------------------------------------------

          Batterymarch may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. Up to 100% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements;
                                                                  9 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------


          difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the global sectors defined by the MSCI World Index. Generally, the portfolio will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to new buy-ranked stocks. When rebalancing, sector weightings will be aligned with the sector weigthings of the MSCI World Index.

          For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 35.

USAA Capital Growth Fund - 10

--------------------------------------------------------------------------------

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ============================================================
          [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                    USAA INVESTMENT MANAGEMENT COMPANY
                    APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
          ============================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund has paid us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Growth Funds Index. Going forward, we have voluntarily agreed to calculate the performance adjustment by comparing the Fund's performance to both the Lipper Small-Cap Growth Funds Index and the Lipper Global Funds Index, and then selecting the comparison that results in the lesser fee

                                                                 11 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          for the Fund's shareholders. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of eighty-five one hundredths of one percent (0.85%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX                 (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                 OF THE FUND'S AVERAGE NET ASSETS)
     ------------------------------------------------------------------------
          +/- 100 to 400                                   +/- 4
          +/- 401 to 700                                   +/- 5
        +/- 701 and greater                                +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.85% by 0.03%.

          We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.20% of average net assets.

USAA Capital Growth Fund - 12

--------------------------------------------------------------------------------

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with Batterymarch, under which Batterymarch provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

          Batterymarch is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2005, Batterymarch had assets under management of approximately $14.7 billion.

          Batterymarch is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGER

          Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandate. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

          Members of Batterymarch's U.S., international, and emerging markets investment teams will manage this Fund. Several portfolio managers and research analysts across each of these investment teams will be assigned responsibility for servicing the Fund.

                                                                 13 - Prospectus

USAA CAPITAL GROWTH FUND
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          Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, have been responsible for the strategic oversight of the Fund's investments since December 2005. Their focus will be on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

          Thomas Linkas, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the EAFE universe. Mr. Linkas has 32 years of investment experience. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international and emerging markets portfolios. Mr. Linkas holds B.S. and M.S. degrees in engineering from the Massachusetts Institute of Technology, as well as an M.S. from the MIT Sloan School of Management.

          Charles F. Lovejoy, CFA, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He was also a Director of the International Society of Financial Analysts. Mr. Lovejoy holds a B.S. from Tufts University.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USAA Capital Growth Fund - 14

--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

                                                                 15 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

USAA Capital Growth Fund - 16

--------------------------------------------------------------------------------

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

                                                                 17 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.


HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are

USAA Capital Growth Fund - 18

--------------------------------------------------------------------------------

          unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under

                                                                 19 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

USAA Capital Growth Fund - 20

--------------------------------------------------------------------------------

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS -USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                                                                 21 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA Capital Growth Fund - 22

--------------------------------------------------------------------------------

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *    Access USAA.COM.

                                                                 23 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          *    Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

USAA Capital Growth Fund - 24

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

                                                                 25 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 24.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds).

USAA Capital Growth Fund - 26

--------------------------------------------------------------------------------

          However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                                                                 27 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          ========================================================
           [ARROW]     FUND NUMBER                        72
           [ARROW]     NEWSPAPER SYMBOL                   CapGr
           [ARROW]     TICKER SYMBOL                      USCGX
          ========================================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =============================================================
                                      TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE   =   ---------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
          =============================================================

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund

USAA Capital Growth Fund - 28

--------------------------------------------------------------------------------

          is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

                                                                 29 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund

USAA Capital Growth Fund - 30

--------------------------------------------------------------------------------

          shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

    ============================================================================
    [ARROW] NET INVESTMENT  INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
            FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

    [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS  OF
            GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
    ============================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          FOREIGN

          The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income

                                                                 31 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

USAA Capital Growth Fund - 32

--------------------------------------------------------------------------------

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

                                                                 33 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          The information for the fiscal years ended July 31, 2002 through 2005, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                       YEAR ENDED JULY 31,         PERIOD ENDED
                                2005      2004      2003     2002    JULY 31,
                                                                       2001*
                             ---------------------------------------------------
Net asset value at
 beginning of period         $   6.27   $  5.42   $  4.26   $  6.30  $ 10.00
                             ---------------------------------------------------
Income (loss) from investment
 operations:
   Net investment loss(a)        (.04)     (.02)     (.01)     (.04)    (.04)
   Net realized and
     unrealized gain (loss)(a)   1.58       .87      1.17     (2.00)   (3.66)
                             ---------------------------------------------------
Total from investment
 operations(a)                   1.54       .85      1.16     (2.04)   (3.70)
                             ---------------------------------------------------
Net asset value at end
 of period                   $   7.81   $  6.27   $  5.42   $  4.26  $  6.30
                             ===================================================
Total return (%) **             24.56     15.68     27.23    (32.54)  (37.00)

Net assets at end
 of period (000)             $115,515   $79,026   $45,995   $28,301  $26,544

Ratio of expenses
 to average net
 assets (%) ***(c,d)             1.00      1.00      1.00      1.00     1.85(b)

Ratio of expenses to
 average net assets, excluding
 reimbursements (%) ***(c)       1.68      1.74      2.41      2.54     2.43(b)

Ratio of net investment
 loss to average net
 assets (%)***                   (.62)     (.34)     (.28)     (.69)    (.84)(b)

Portfolio turnover (%)         165.81    194.75    151.07    188.09     8.49

*     Fund commenced operations on October 27, 2000.

** Totals returns for periods of less than one year are not annualized. The return for the period ended July 31, 2001, is cumulative.

***   For the year ended July 31, 2005, average net assets were $95,075,000.

(a) Calculated using average shares. For the year ended July 31, 2005, average shares were 13,458,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follow:

                                (.05%)    (.09%)    (.07%)    (.00%)+  (.00%)+

      +  Represents less than 0.01% of average net assets.

(d) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.85%.

USAA Capital Growth Fund - 34

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE CAPITAL GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.
                                                                 35 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

USAA Capital Growth Fund - 36

--------------------------------------------------------------------------------

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.
                                                                 37 - Prospectus

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


36837-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                                   Value Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA   VALUE FUND


                       USAA
                Investments

                              [GRAPHIC OMITTED]

                 One of the
                USAA Family
                 of No-Load
               Mutual Funds



                              P R O S P E C T U S

--------------------------------------------------------------------------------

           DECEMBER 1, 2005   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                             2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                       2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                             3

FEES AND EXPENSES                                                   6

FUND INVESTMENTS                                                    7

FUND MANAGEMENT                                                    10

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                 14

HOW TO INVEST                                                      17

HOW TO REDEEM                                                      21

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                    23

EXCHANGES                                                          24

SHAREHOLDER INFORMATION                                            26

FINANCIAL HIGHLIGHTS                                               31

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES                                         33

                                                                  1 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is investing primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

          The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

          We are the Fund's investment adviser. We have retained Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadviser of the Fund. BHMS is responsible for investing the Fund's assets.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 7 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk management risk, and foreign investing risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity,

USAA Value Fund - 2

--------------------------------------------------------------------------------
               emerging   market  risk, increased  price  volatility,  uncertain
               political conditions, and other factors.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund emphasizes a "value" style of investing, changes in the financial condition or prospects of specific companies may result in the individual stocks of the companies selected by the Fund to decline in value. This may result in a decline in the value of the Fund as well.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year since the Fund's inception.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

                                                                  3 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------
[BAR CHART]

                    CALENDAR YEAR       TOTAL RETURN
                         2002*               -18.31%
                         2003                 27.55%
                         2004                 18.69%

               *FUND BEGAN OPERATIONS ON AUGUST 3, 2001.

                          NINE-MONTH YTD TOTAL RETURN
                                 7.85% (9/30/05)

          BEST QUARTER**                               WORST QUARTER**
          14.94% 2nd Qtr. 2003                   -16.48% 3rd Qtr. 2002

       ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation

USAA Value Fund - 4

--------------------------------------------------------------------------------

          and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account
          (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to July 1, 2004, which is the date on which BHMS assumed day-to-day management of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                   SINCE
                                                                  INCEPTION
                                            PAST 1 YEAR            8/3/01
--------------------------------------------------------------------------------
Return Before Taxes                           18.69%                9.91%
Return After Taxes on Distributions           17.42%                9.35%
Return After Taxes on Distributions
and Sale of Fund Shares                       13.81%                8.45%
--------------------------------------------------------------------------------
Russell 3000(R) Value Index*
(reflects no deduction for fees,
expenses, or taxes)                           16.94%                6.83%+
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds
Index** (reflects no deduction
for taxes)                                    14.91%                6.08%+
--------------------------------------------------------------------------------

[FOOTNOTES]
* The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

** The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

+ The performance of the Lipper Multi-Cap Value Funds Index and the Russell 3000 Value Index is calculated with a commencement date of July 31, 2001, while the Fund's inception date is August 3, 2001. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  5 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursements or reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

     MANAGEMENT      DISTRIBUTION      OTHER           TOTAL ANNUAL
        FEES         (12B-1) FEES     EXPENSES       OPERATING EXPENSES
     ---------------------------------------------------------------------
       .75%a             None           .52%               1.27%b,c

[FOOTNOTES]

 a A performance fee adjustment increased the management fee of 0.75% by less than 0.01% for the most recent fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Value Funds Index. See page 11 for information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.25%.

 c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.15% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

USAA Value Fund - 6

--------------------------------------------------------------------------------

                                                       Actual Total Annual
                                                        Operating Expenses
          Total Annual           Reimbursement                 After
       Operating Expenses          From IMCO               Reimbursement
     ----------------------------------------------------------------------
        1.27%                       .12%                           1.15%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

          1 YEAR         3 YEARS        5 YEARS        10 YEARS
        -----------------------------------------------------------
           $129            $403           $697           $1,534


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may

                                                                  7 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Directors, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] WHAT IS A VALUE FUND?

          Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities

USAA Value Fund - 8

--------------------------------------------------------------------------------

          purchased in either foreign or U.S.  markets.  These foreign  holdings
          may  include   securities  issued  in  emerging  markets  as  well  as
          securities issued in established markets.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

          When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

                                                                  9 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 33.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ------------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $53 BILLION AS OF OCTOBER 31, 2005
     ------------------------------------------------------------

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis of the Board of Directors' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds

USAA Value Fund - 10

--------------------------------------------------------------------------------

          Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET ASSETS)

         +/- 100 to 400                               +/- 4
         +/- 401 to 700                               +/- 5
      +/- 701 and greater                             +/- 6

[FOOTNOTE]

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by less than 0.01%.

          We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.15% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.63% of average net assets.

                                                                 11 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with BHMS, under which BHMS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

          BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 752012761, has been in the investment management business since 1979. As of September 30, 2005, the firm managed more than $54.1 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

          BHMS is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers for the Fund are Tim Culler, Mark Giambrone, and James McClure.

          Timothy J. Culler, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since July 2004. Mr. Culler holds a B.A. and an M.A. from Miami University in Ohio.

          Mark Giambrone, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since July 2004. He graduated summa cum laude from Indiana University with a B.S. in Accounting, and received an M.B.A. from the University of Chicago.

USAA Value Fund - 12

--------------------------------------------------------------------------------

          James S. McClure, CFA, joined BHMS as a principal in July 1995. He has over 32 years of investment management experience and has managed the Fund since July 2004. Mr. McClure holds a B.A. and an M.B.A. from the University of Texas.

          James P. Barrow, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004. He holds a B.S. from the University of South Carolina.

          Richard A. Englander, CFA, joined BHMS as a principal in April 1985. He has over 42 years of investment management experience and has managed the Fund since July 2004. Mr. Englander holds a B.S. from Pennsylvania State University and an M.B.A. from the Wharton School of the University of Pennsylvania.

          Ray Nixon, Jr., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. He holds a B.A. and an M.B.A. from the University of Texas.

          Robert J. Chambers, CFA, joined BHMS as a principal in August 1994. He has 33 years investment management experience and has managed the Fund since July 2004. Mr. Chambers holds a B.S. in Finance from Drexel University.

          John P. Harloe, CFA, joined BHMS as a principal in July 1995. He has over 29 years of investment management experience and has managed the Fund since July 2004. Mr. Harloe holds a B.A. and an M.B.A. from the University of South Carolina.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   managers'   compensation,   other
          accounts, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace

                                                                 13 - Prospectus

--------------------------------------------------------------------------------

          subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Value Fund - 14

--------------------------------------------------------------------------------

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calender year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 24.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can

                                                                 15 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------


               result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

USAA Value Fund - 16

--------------------------------------------------------------------------------

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.


HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are

                                                                 17 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 30 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under

USAA Value Fund - 18

--------------------------------------------------------------------------------

          these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the
          Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          *    $3,000 [$250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                 19 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          HOW TO PURCHASE BY...

          INTERNET ACCESS -USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

USAA Value Fund - 20

--------------------------------------------------------------------------------

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below.

                                                                 21 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *    Access USAA.COM.

          *    Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

USAA Value Fund - 22

--------------------------------------------------------------------------------

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan;

                                                                 23 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          * Redeem an account with less than ten shares, with certain limitations; and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.


EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The

USAA Value Fund - 24

--------------------------------------------------------------------------------

          investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 23.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

                                                                 25 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =============================================
     [ARROW] FUND NUMBER               76
     [ARROW] NEWSPAPER SYMBOL          ValueFd
     [ARROW] TICKER SYMBOL             UVALX
     =============================================

          You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

          You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

USAA Value Fund - 26

--------------------------------------------------------------------------------

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

   ------------------------------------------------------------------
                              TOTAL ASSETS - TOTAL LIABILITIES
   [ARROW] NAV PER SHARE  =    ------------------------------------
                                      NUMBER OF SHARES
                                        OUTSTANDING
   ------------------------------------------------------------------

          VALUATION OF SECURITIES

          Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event

                                                                 27 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

USAA Value Fund - 28

--------------------------------------------------------------------------------

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

   ============================================================================
   [ARROW] NET INVESTMENT INCOME  DIVIDENDS  PAYMENTS TO  SHAREHOLDERS OF INCOME
           FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

   [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS
           REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
   ============================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

                                                                 29 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through July 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

USAA Value Fund - 30

--------------------------------------------------------------------------------

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                 31 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

                                         YEAR ENDED JULY 31,     PERIOD ENDED
                                   2005        2004       2003   JULY 31, 2002*
                                ------------------------------------------------
Net asset value at beginning
of period                      $   11.65   $    9.99    $   9.63   $  10.00
                               -------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income              .11         .21         .14        .02(b)
  Net realized and unrealized
   gain (loss)                      2.67        1.64         .29       (.36)(b)
                               -------------------------------------------------
Total from investment
 operations                         2.78        1.85         .43       (.34)(b)
                               -------------------------------------------------
Less distributions:
  From net investment income        (.15)       (.19)       (.07)      (.01)
  From realized capital gains       (.78)       -           (.00)(d)   (.02)
                               -------------------------------------------------
Total distributions                 (.93)       (.19)       (.07)      (.03)
                               -------------------------------------------------
Net asset value at end
 of period                     $   13.50   $   11.65    $   9.99   $   9.63
                               =================================================
Total return (%) **                24.65       18.52        4.57      (3.40)

Net assets at end
 of period (000)               $ 231,135   $ 109,503    $ 78,388   $ 63,883

Ratio of expenses to average
 net assets (%) ***(c,e)            1.15        1.15        1.15       1.15(a)

Ratio of expenses to average
 net assets, excluding
 reimbursements (%) ***(c)          1.27        1.30        1.46       1.48(a)

Ratio of net investment
 income to average net
 assets (%) ***                     1.14        1.96        1.66        .20(a)

Portfolio turnover (%)             21.74      175.60       99.80     162.94


*    Fund commenced operations on August 3, 2001.

** Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2002, is cumulative.

***  For the year ended July 31, 2005, average net assets were $157,729,000.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)  Calculated using average shares for the period ended July 31, 2002.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                    (.02%)      (.04%)      (.04%)      (.00%)+

     +  Represents less than 0.01% of average net assets.

(d)  Represents less than $0.01 per share.

(e) Effective August 3, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.15% of the Fund's average net assets.

USAA Value Fund - 32

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE VALUE FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
          INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                 33 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          INITIAL PUBLIC OFFERINGS (IPOS)

          The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

USAA Value Fund - 34

--------------------------------------------------------------------------------

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM



                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


38854-1205 Investment Company Act File No. 811-2429 (C) 2005, USAA. All rights reserved.

                                     Part B


                   Statement of Additional Information for the
           Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
              Income Stock Fund, Income Fund, Short-Term Bond Fund,
     Money Market Fund, Science & Technology Fund, First Start Growth Fund,
           Intermediate-Term Bond Fund, High-Yield Opportunities Fund,
            Small Cap Stock Fund, Capital Growth Fund, and Value Fund
                               is included herein

                  Not included in this Post-Effective Amendment
               is the Statement of Additional Information for the
                 S&P 500 Index Fund, Extended Market Index Fund,
                            and Nasdaq-100 Index Fund

[USAA EAGLE LOGO (R)] USAA                           STATEMENT OF
                      MUTUAL                         ADDITIONAL INFORMATION
                      FUND, INC.                     DECEMBER 1, 2005

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                             USAA MUTUAL FUND, INC.

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of seventeen no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified.

         You may obtain a free copy of a prospectus dated December 1, 2005, for each Fund by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with each Fund's prospectus.

         The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended July 31, 2005, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

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                                TABLE OF CONTENTS
PAGE
2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
5        Investment Plans
6        Investment Policies
20       Investment Restrictions
23       Portfolio Transactions and Brokerage Commissions
27       Fund History and Description of Shares
28       Tax Considerations
29       Directors and Officers of the Company
37       The Company's Manager
45       Portfolio Manager Disclosure
57       Portfolio Holdings Disclosure
58       General Information
58       Appendix A - Long-Term and Short-Term Debt Ratings

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                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

         A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         The value of the  securities  of each Fund (other than the Money Market
Fund) is determined by one or more of the following methods:

         Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Directors, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

         Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

         Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's subadviser, if applicable, at fair value by us using valuation procedures approved by the Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the

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actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

         The value of the Money Market Fund's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

         The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

         The Board of Directors has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special

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conditions  or that  specify an  effective  date other than as  provided  herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

         The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Science & Technology, First Start Growth, High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, or Value Funds and less than 500 shares of the Money Market Fund provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

         The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

         For the mutual  protection  of the investor and the Funds,  the Company may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

         Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owner(s) will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

         When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

         The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

         The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

         The Company, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

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         You may request  that the Transfer  Agent stop payment on a check.  The
Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Money Market Fund may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the last business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the First Start Growth, Income, Short-Term Bond, and Money Market Funds the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,    an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

         Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your

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bank or other  financial  institution.  You may also elect to have  checks  made payable to an entity  unaffiliated with United Services  Automobile  Association
(USAA).  You also may elect to have such  withdrawals  invested in another  USAA
Fund.

         This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

         Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Fund, Inc. and USAA Investment Trust.

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval, except for the High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, and Value Funds. The investment objective(s) for these Funds is
(are) not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of the High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, or Value Funds, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

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TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The First Start Growth, Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Directors has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the

Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Directors: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and
(4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Directors.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

         Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

         The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest a portion of their assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S.

corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

         Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

PUT BONDS

The First Start, Growth, High-Yield Oppontunities Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

SYNTHETIC INSTRUMENTS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Company's Board of Directors and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

         The convertible securities in which the Funds will invest (except the Income, Short-Term Bond, and Intermediate-Term Bond Funds) may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Aggressive Growth, Growth, Growth & Income, Income Stock, First Start Growth, High-Yield Opportunities, Small Cap Stock, and Value Funds may invest up to 20% of their assets and the Science & Technology Fund may-invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs). The Capital Growth Fund may invest up to 100% of its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

         Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

         A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

         The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

         Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund (except the Short-Term Bond and Money Market Funds) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Intermediate-Term Bond Fund's investments in equity securities are limited to preferred securities). As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 10%) of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates. A Fund will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The First Start Growth, Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The  First  Start  Growth,  Income,  Short-Term  Bond,  Intermediate-Term  Bond,
High-Yield Opportunities, and Money Market Funds may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the First Start Growth, Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. While most preferred stocks pay a dividend, the High-Yield Opportunities Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Intermediate-Term Bond Fund may invest only in investment-grade preferred securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's (except the Money Market Fund) assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund (except the Aggressive Growth Fund, Growth Fund, Income Fund, and the Money Market Fund) may buy and sell options on currencies, securities, and securities indexes. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

         The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund (except the Aggressive Growth Fund, the Growth Fund, the Income Fund and the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.
Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

         Each Fund (except the Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         The High-Yield Opportunities Fund may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

         The High-Yield Opportunities Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

MORTGAGE-BACKED SECURITIES

The First Start Growth, Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

         The First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS IOs), and mortgage dollar rolls.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

         CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

         SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds (except the High-Yield Opportunities Fund) will only purchase CMBS IOs rated AA and higher.

         In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

The First Start Growth, Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in asset-backed securities
(ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

         On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

         The  weighted   average  life  of  such  securities  is  likely  to  be
substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

HYBRID INSTRUMENTS

The High-yield Opportunities Fund may invest in hybrid instruments (a type of potentially high-risk derivative), which can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the High-Yield Opportunities Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

         Each of the Aggressive Growth, Growth, Income, and Money Market Funds may not:

(1) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager own individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer.

(2) Purchase from or sell to any officer or Director of the Company or its Manager any securities other than shares of the capital stock of the Funds.

(3) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(4) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(5)     Invest in companies for the purpose of exercising control or management.

(6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(7) Invest in warrants more than 2% of the value of its assets, taken at the lower of cost or market value. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value.

(8) Mortgage, pledge, or hypothecate any of its assets. A security covered by a call is not considered pledged.

(9) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. Banks are not considered a single industry for purposes of this policy (solely with respect to the Money Market Fund), nor shall this limitation apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

(10) Invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(11) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options there on, and other similar instruments.

(12) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(13) Engage in margin transactions or arbitrage or short sales, or in put, call, straddle, or spread activities.

(14) Allow its Manager or officers or Directors of itself or its Manager to take long or short positions in shares of a Fund, except that such persons may purchase shares for their own account for investment purposes only at the price available to the public at the moment of such purchase.

(15) Change the nature of its business so as to cease to be an investment company.

(16)    Issue senior  securities, except  as  permitted  under the  1940 Act.

         In addition, with respect to the Money Market Fund's exclusion of investment in banks for purposes of industry concentration limits contained in investment restriction 9, certificates of deposit, time deposits, banker's acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

         Each of the Growth & Income, Income Stock, and Short-Term Bond Funds may not:

(1) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(4) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

(5)      Purchase or sell  commodities,  except that  each Fund  may  invest  in
         financial  futures  contracts,   options  thereon,  and  other  similar
         instruments.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(7) Change the nature of its business so as to cease to be an investment company.

(8)      Issue senior securities, except as permitted under the 1940 Act.

         Each of the Science & Technology, First Start Growth, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may not:

(1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2) Invest 25% or more of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

(3)    Issue senior securities, except as permitted under the 1940 Act.

(4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory under writer in the distribution of any restricted securities or not readily marketable securities.

(5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options there on, and similar instruments.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

         With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

         Each of the following Funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name: High-Yield Opportunities Fund invests at least 80% of its assets in high yield securities; Income Stock Fund invests at least 80% of its assets in stocks; Intermediate-Term Bond Fund invests at least 80% of its assets in debt securities; Science & Technology Fund invests at least 80% of its assets in securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Short-Term Bond Fund invests at least 80% of its assets in debt securities; and Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. Each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

         The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadvisers. The Company's Board of Directors has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Company's Board of Directors has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Company's Board of Directors has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

         In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases;
real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

         In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Company. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

         The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

         To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

         The Company pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

         During the fiscal year ended July 31, 2005, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                                         VALUE OF SECURITIES
REGULAR BROKER-DEALER                                    AS OF JULY 31, 2005

Merrill Lynch, Pierce, Fenner & Smith, Inc.
  Growth & Income Fund                                   $ 18,545,000
Morgan Stanley & Company
  Income Stock Fund                                      $  2,631,000
Citigroup Global Markets
  Aggressive Growth Fund                                 $  9,816,000
  Income Stock Fund                                      $ 26,692,000
  Growth & Income Fund                                   $ 24,241,000
  Short-Term Bond Fund                                   $  2,971,000

  High-Yield Opportunities Fund                          $    435,000
  Value Fund                                             $  3,428,000
  Money Market Fund                                      $ 23,799,000
Lehman Brothers, Inc.
  Growth Fund                                            $ 12,516,000
  Aggressive Growth Fund                                 $  6,394,000
  Income Stock Fund                                      S  2,018,000
  First Start Growth Fund                                $  2,080,000
Deutsche Bank
  Money Market Fund                                      $ 17,240,000
Bank One Corp.
  Money Market Fund                                      $ 10,003,000
Goldman Sachs
  First Start Growth Fund                                $    960,000
  Income Stock Fund                                      $  1,515,000
Citicorp
 Income Fund                                             $    505,000
Bank of America Securities, LLC
  Income Stock Fund                                      $ 45,333,000
  Growth & Income Fund                                   $ 28,994,000
  High-Yield Opportunities Fund                          $    654,000
  Value Fund                                             $  3,527,000
Bear Stearns
  Income Stock Fund                                      $  3,574,000
JP Morgan Chase & Co.
  Income Stock Fund                                      $ 19,640,000
State Street Bank & Trust
  Growth and Income Fund                                 $ 13,041,000
Travelers Life & Annuity (Citigroup)
  Intermediate-Term Bond Fund                            $  1,995,000
UBS AG
  Growth Fund                                            $  8,200,000
  Aggressive Growth Fund                                 $ 26,728,000
  First Start Growth Fund                                $  5,522,000

BROKERAGE COMMISSIONS

         During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

   FUND                             2003             2004              2005

  Aggressive Growth Fund        $  2,204,739a     $  2,003,957    $  1,391,912
  Growth Fund                   $  1,001,144a     $  1,575,387b   $  2,240,550d
  Growth & Income Fund          $  1,804,244a     $  2,243,259    $  2,010,776
  Income Stock Fund             $  4,064,914a,b   $  1,695,078    $  1,490,700
  Income Fund                   $     30,120      $     17,380    $     16,250
  Science & Technology Fund     $  1,684,400a     $  2,027,417b   $  1,354,030
  First Start Growth Fund       $    443,667a     $    409,256    $    302,108
  High-Yield Opportunities Fund $      4,908      $      1,815    $     10,000d
  Small Cap Stock Fund          $     748,266a    $    616,933b   $    425,425
  Capital Growth Fund           $     185,939a    $    353,567c   $    312,278
  Value Fund                    $     262,345a    $    312,050b   $    164,392


  a A change of investment management resulted in a repositioning of the portfolio at the end of fiscal 2002 that continued into the beginning of fiscal 2003. The repositioning in late June 2002 led to an increase in transactions and related brokerage fees.

  b The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio. The Growth Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund changed subadvisers in July 2004, August 2003, December 2003, and July 2004, respectively, which resulted in a repositioning of their portfolios.

  c An increase in the Capital Growth Fund's assets led to an increase in transactions and related brokerage fees.

 d An increase in portfolio transactions resulted in an increase in brokerage fees.

         During the last three fiscal years ended July 31, the Fund paid the following brokerage fees related to the "science" sector of the Fund to USAA Brokerage Services, an affiliated discount brokerage service of the Manager:

         FUND                                2003          2004         2005

         Science & Technology Fund          $12,380        $500          --

Marsico Capital Management, LLC, a subadviser of the Aggressive Growth Fund, Growth Fund, and First Start Growth Fund, executed some Fund portfolio transactions through its brokerage affiliate, Banc of America Securities. The Funds paid the following brokerage commissions for such transactions:

         FUND                                 2003         2004         2005

         Aggressive Growth Fund             $ 6,930         --           --
         Growth Fund                        $ 4,196         --           --
         First Start Growth Fund            $ 1,252         --           --

         The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2005, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

                                                       COMMISSIONS/UNDERWRITING
     FUND                       TRANSACTION AMOUNT            CONCESSIONS

     Aggressive Growth Fund         $  99,345,305           $ 108,889
     Growth Fund                    $ 292,132,302           $ 309,189
     Growth & Income Fund           $  52,565,523           $  58,367
     Science & Technology Fund      $  21,255,849           $  53,679
     First Start Growth Fund        $  21,114,449           $  23,873
     Intermediate-Term Bond Fund    $     400,000           $   2,000
     Short-Term Bond Fund           $   1,649,867           $   3,937
     Small Cap Stock Fund           $   2,998,227           $   4,737
     Value Fund                     $     600,197           $     805

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

         For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

         FUND                                       2004          2005

         Aggressive Growth Fund                    87.54%         71.33%
         Growth Fund                              119.52%*       128.00%
         Growth & Income Fund                      72.93%         81.26%
         Income Stock Fund                         54.35%         72.80%
         Income Fund                               28.25%         24.17%
         Short-Term Bond Fund                      32.02%         41.97%
         Science & Technology Fund                150.73%*       130.82%
         First Start Growth Fund                   83.82%         75.20%
         Intermediate-Term Bond Fund               24.01%         41.86%
         High-Yield Opportunities Fund             55.24%         29.52%
         Small Cap Stock Fund                     184.27%*        69.09%

         Capital Growth Fund                      194.75%**      165.81%
         Value Fund                               175.60%*        21.74%

         * The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio. The Growth Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund changed subadvisers in July 2004, August 2003, December 2003, and July 2004, respectively, which resulted in a repositioning of their portfolios.

         ** An increase in the Capital Growth Fund's assets and a change in market conditions resulted in changes to the Fund's portfolio positions and an increase the Fund's portfolio turnover rate.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Funds are a series of the Company and are diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are seventeen mutual funds in the Company, fourteen of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Growth, Income, and Money Market Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981. The Aggressive Growth Fund was established by the Board of Directors on July 8, 1981, and commenced public offering of its shares on October 19, 1981. The Income Stock Fund was established by the Board of Directors on January 23, 1987, and commenced public offering of its shares on May 4, 1987. The Growth & Income and Short-Term Bond Funds were established by the Board of Directors on March 23, 1993, and commenced public offering of their shares on June 1, 1993. The Science & Technology and First Start Growth Funds were established by the Board of Directors on May 9, 1997, and commenced public offering of their shares on August 4, 1997. The Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established by the Board of Directors on May 6, 1999, and commenced public offering of their shares on August 2, 1999. The Capital Growth Fund was established by the Board of Directors on July 19, 2000, and commenced public offering of its shares on October 27, 2000. The Value Fund was established by the Board of Directors on April 26, 2001, and commenced public offering of its shares on August 3, 2001.

         Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Directors determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Directors. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

         Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

         Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

         To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

         A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

         Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

         If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.


                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors consists of six Directors who supervise the business affairs of the Company. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

         Set forth below are the Non-Interested Directors, the Interested Director, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

         Directors and officers of the Company who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN BY
                                                                                                    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Christopher W.       Director,       Director since  President and Chief Executive Officer,         Five registered    None
Claus (44)           President, and  February 2001   Director, and Chairman of the Board of         investment
                     Vice Chairman                   Directors, USAA Investment Management Company  companies
                     of the Board                    (IMCO) (12/04-present); President and Chief    consisting of
                     of Directors                    Executive Officer, Director and Vice Chairman  44 funds
                                                     of the Board of Directors, IMCO (2/01-12/04);
                                                     Senior Vice President of Investment Sales
                                                     and Service, IMCO (7/00-2/01). Vice President,
                                                     Investment Sales and Services, IMCO (12/94-7/00);
                                                     Mr. Claus also serves as President, Director,
                                                     and Chairman of the Board of Directors of USAA
                                                     Shareholder Account Services (SAS). He also holds
                                                     the officer position of Senior Vice President of
                                                     the USAA Life Investment Trust, a  registered
                                                     investment company offering five individual
                                                     funds.

------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson  Vice President  Vice President  Senior Vice President, Fixed Income            Five registered    None
(55)                                 since May 2002  Investments, IMCO (9/02-present); Vice         investment
                                                     President, Fixed Income Investments, IMCO      companies
                                                     (5/02-9/02); Vice President, Mutual Fund       consisting of
                                                     Portfolios, IMCO, (12/99-5/02). Mr. Gladson    44 funds
                                                     also holds the officer position of Vice
                                                     President of the USAA Life Investment Trust,
                                                     a registered investment company offering five
                                                     individual funds.

====================================================================================================================================

 * The address for each Non-Interested Director is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING              NUMBER OF              OTHER
AND AGE              HELD WITH    OFFICE** AND    PAST 5 YEARS                                PORTFOLIOS  IN FUND    DIRECTORSHIPS
                     FUND         LENGTH OF                                                   COMPLEX OVERSEEN       HELD BY TRUSTEE
                                  TIME SERVED                                                 BY DIRECTOR
====================================================================================================================================

Barbara B. Dreeben   Director     Director since  President, Postal Addvantage                Four registered          None
(60)                              January 1994    (7/92-present), which is a postal           investment companies
                                                  mail list management service.               consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason,     Director     Director since  Institute Analyst, Southwest Research       Four registered          None
Ph.D. (59)                        January 1997    Institute (3/02-present); Staff             investment companies
                                                  Analyst, Southwest Research Institute       consisting of 39 funds
                                                  (9/98-3/02) which focuses in the fields
                                                  of technological research.
------------------------------------------------------------------------------------------------------------------------------------

Michael F. Reimherr  Director     Director since  President of Reimherr Business Consulting   Four registered          None
(60)                              January 2000    (5/95-present), which performs business     investment companies
                                                  valuations of large companies to include    consisting of 39 funds
                                                  the development of annual business plans,
                                                  budgets, and internal financial reporting.

------------------------------------------------------------------------------------------------------------------------------------

Laura T. Starks,     Director     Director since  Charles E and Sarah M Seay Regents Chair    Four registered          None
Ph.D. (55)                        May 2000        Professor of Finance, University of Texas   investment companies
                                                  at Austin (9/96-present).                   consisting of 39 funds

------------------------------------------------------------------------------------------------------------------------------------

Richard A. Zucker    Director and Director since  Vice President, Beldon Roofing Company      Four registered          None
(62)                 Chairman***  January 1992    (7/85-present).                             investment companies
                                                                                              consisting of 39 funds
====================================================================================================================================

* The address for each Non-Interested Director is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Director is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

*** Effective February 1, 2005, Mr. Zucker was elected Chair of the Fund's Board of Directors.

 INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (58)   Vice President  Vice President  Vice President, Equity Investments, IMCO       Five registered    None
                                     since May 2002  (1/99-present). Mr. Wester also holds the      investment
                                                     officer position of Vice President of the      companies
                                                     USAA Life Investment Trust, a  registered      consisting of
                                                     investment company offering five individual    44 funds
                                                     funds.

------------------------------------------------------------------------------------------------------------------------------------

Mark S. Howard (42)  Secretary       Secretary since Senior Vice President, USAA Life Insurance     Five registered    None
                                     September 2002  Company (USAA Life)/IMCO/USAA Financial        investment
                                                     Planning Services (FPS) General Counsel, USAA  companies
                                                     (10/03-present);  Senior Vice President,       consisting of
                                                     Securities Counsel, USAA (12/02-10/03);        44  funds
                                                     Senior Vice  President, Securities Counsel
                                                     and Compliance, IMCO (1/02-12/02); Vice
                                                     President, Securities Counsel & Compliance,
                                                     IMCO (7/00-1/02). Mr. Howard also holds the
                                                     officer positions of Senior Vice President,
                                                     Secretary  and  Counsel  for USAA  Life,
                                                     IMCO, FPS, SAS, and USAA Financial Advisors,
                                                     Inc. (FAI);  and Secretary of  the USAA Life
                                                     Investment  Trust, a registered investment
                                                     company offering five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Debra Dunn (36)      Treasurer       Treasurer since Assistant Vice President, IMCO/FPS Finance     Five registered    None
                                     July 2005       USAA (9/04-present); Executive Director IMCO/  investment
                                                     FPS Finance, USAA ( 12/03-9-04); Executive     companies
                                                     Director FPS Finance, USAA (2/03-12/03);       consisting of
                                                     Director FPS Finance, USAA (12/02-2/03);       44 funds
                                                     Director Strategic Financial Analysis, IMCO
                                                     (1/01-12/02); Finanical Business Analyst,
                                                     Strategic Financial Analysis, IMCO (3/00-1/01).
                                                     Ms. Dunn holds the officer positions of Assistant
                                                     Vice President and Treasurer for IMCO, SAS, FPS
                                                     and FAI; and Treasurer of the USAA Life Investment
                                                     Trust, a registered investment company offering five
                                                     individual funds.

====================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS


====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------

Eileen M. Smiley     Assistant       Assistant       Vice President, Securities Counsel, USAA       Five registered    None
(46)                 Secretary       Secretary since (2/04-present); Assistant Vice President,      investment
                                     February 2003   Securities Counsel, USAA (1/03-2/04);          companies
                                                     Attorney, Morrison & Foerster, LLP (1/99-      consisting
                                                     1/03). Ms. Smiley also holds the officer       of 44 funds
                                                     positions Vice President and Assistant
                                                     Secretary of IMCO, FPS, and FAI; and
                                                     Assistant Secretary of the USAA Life
                                                     Investment Trust, a registered investment
                                                     company offering five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Roberto Galindo, Jr. Assistant       Assistant       Assistant Vice President, Portfolio            Five registered    None
(45)                 Treasurer       Treasurer since Accounting/Financial Administration, USAA      investment
                                     July 2000       (12/02-present); Assistant Vice President,     companies
                                                     Mutual Fund  Analysis & Support,  IMCO         consisting of
                                                     (10/01-12/02); Executive Director, Mutual Fund 44 funds
                                                     & Support, Analysis IMCO (6/00-10/01). Mr.
                                                     Galindo also holds the officer position of
                                                     Assistant Treasurer of the USAA Life Investment
                                                     Trust, a registered investment company offering
                                                     five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Jeffrey D. Hill (37) Chief           Chief           Assistant Vice President, Mutual Funds         Five registered    None
                     Compliance      Compliance      Compliance, USAA (9/04-present); Assistant     investment
                     Officer         Officer since   Vice President, Investment Management          companies
                                     September 2004  Administration & Compliance, USAA (12/02-      consisting
                                                     9/04); Assistant Vice President, Investment    of 44 funds
                                                     Management Administration & Compliance, IMCO
                                                     (9/01-12/02); Senior Manager, Investment
                                                     Management Assurance and Advisory Services,
                                                     KPMG LLP (6/98-8/01). Mr. Hill also holds the
                                                     officer position of Chief Compliance Officer
                                                     of the USAA Life Investment Trust, a registered
                                                     investment company offering five individual
                                                     funds.

====================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2005, the Board of Directors held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board. Directors Claus and Zucker are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee of the Board of Directors reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2005, the Audit Committee held meetings four times.

         PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. Directors Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2005, the Pricing and Investment Committee held meetings four times.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Directors. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2005, the Corporate Governance Committee held meetings seven times.

         In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Directors, officers, and managerial level employees of the Company.

         The following table sets forth the dollar range of total equity securities beneficially owned by the Directors of the Funds listed in this SAI and in all of the USAA Funds overseen by the Directors as of the calendar year ended December 31, 2004.

                         AGGRESSIVE           GROWTH               GROWTH &
                         GROWTH FUND           FUND              INCOME FUND

INTERESTED DIRECTOR
Christopher W. Claus  $50,001 - $100,000  $50,001 - $100,000  $50,001 - $100,000

NON INTERESTED DIRECTORS
Barbara B. Dreeben         None                None                  None
Robert L. Mason            None                None           $10,001 - $50,000
Michael F. Reimherr    $0 - $10,000            None                  None
Laura T. Starks            None                None                  None
Richard A. Zucker          None                None                  None

                           INCOME            INCOME             FIRST START
                         STOCK FUND           FUND              GROWTH FUND

INTERESTED DIRECTOR
Christopher W. Claus  $50,001 - $100,000  $10,001 -$50,000          None

NON-INTERESTED DIRECTORS
Barbara B. Dreeben         None                None                 None
Robert L. Mason       $10,001 - $50,000        None                 None
Michael F. Reimherr   $50,001 - $100,000  $10,001 - $50,000     $0 - $10,000
Laura T. Starks            None                None                 None
Richard A. Zucker          None            Over $100,000        $0 - $10,000


                           MONEY            SCIENCE &          SMALL CAP
                         MARKET FUND      TECHNOLOGY FUND      STOCK FUND

INTERESTED DIRECTOR
Christopher W. Claus    $10,001 - $50,000      None                 None

NON INTERESTED DIRECTORS
Barbara B. Dreeben         None                None                 None
Robert L. Mason       $10,001 - $50,000        None                 None
Michael F. Reimherr   $10,001 - $50,000     $0 - $10,000            None
Laura T. Starks          Over $100,000         None                 None
Richard A. Zucker     $50,001 - $100,000       None           $10,001 - $50,000

                      INTERMEDIATE-TERM     SHORT-TERM          HIGH-YIELD
                          BOND FUND         BOND FUND       OPPORTUNITIES FUND

INTERESTED DIRECTOR
Christopher W. Claus    Over $100,000   $50,001 - $100,000     Over $100,000

NON INTERESTED DIRECTORS
Barbara B. Dreeben         None                None                 None
Robert L. Mason            None                None                 None
Michael F. Reimherr   $10,001 - $50,000  $10,001 - $50,000    $10,001 - $50,000
Laura T. Starks            None                None                 None
Richard A. Zucker          None                None                 None

                                                                 USAA FUND
                           CAPITAL             VALUE              COMPLEX
                          GROWTH  FUND         FUND                TOTAL
INTERESTED DIRECTOR
Christopher W. Claus       None           $10,001 - $50,000     Over $100,000

NON INTERESTED DIRECTORS
Barbara B. Dreeben         None                None             Over $100,000
Robert L. Mason            None                None             Over $100,000
Michael F. Reimherr   $10,001 - $50,000        None             Over $100,000
Laura T. Starks            None                None             Over $100,000
Richard A. Zucker          None                None             Over $100,000

         The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended July 31, 2005.

   NAME                      AGGREGATE                  TOTAL COMPENSATION
    OF                      COMPENSATION                FROM THE USAA FUNDS
  DIRECTOR                FROM THE COMPANY              AND FUND COMPLEX (B)

INTERESTED DIRECTOR
Christopher W. Claus          None (a)                         None (a)

NON INTERESTED DIRECTORS
Barbara B. Dreeben            $ 15,975                         $ 63,900
Robert L. Mason               $ 16,275                         $ 65,100
Michael F. Reimherr           $ 15,075                         $ 60,300
Laura T. Starks               $ 15,075                         $ 60,300
Richard A. Zucker             $ 17,175                         $ 68,700


(a) Christopher W. Claus is affiliated with the Company's investment adviser, IMCO, and, accordingly, receives no remuneration from the Company or any other Fund of the USAA Fund Complex.

(b) At July 31, 2005, the USAA Fund Complex consisted of five registered investment companies offering 44 individual funds. Each non-interested Director presently serves as a Director or Trustee on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consists of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

         No compensation is paid by any fund to any Director who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the Manager or any Subadviser. As of October 31, 2005, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

         As of October 31, 2005, USAA and its affiliates owned 3,406 shares (which is less than 0.01%) of the Money Market Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, Value Fund, and Science & Technology Fund.

         The following table identifies all persons who, as of October 31, 2005, held of record or owned beneficially 5% or more of any Fund's shares.

                              NAME AND ADDRESS
    TITLE OF CLASS           OF BENEFICIAL OWNER             PERCENT OF CLASS

    Aggressive Growth      Brown Brothers Harriman & Co.          5.78%
        Fund                Investment Fund Global
                              Distribution Center
                             525 Washington Blvd
                            Jersey City, NJ 073101

    Capital Growth          USAA Brokerage Services               7.88%
        Fund               For the Exclusive Benefit
                              of our customers
                           9800 Fredericksburg Road
                            San Antonio, TX 78288

    Intermediate-Term       USAA Brokerage Services              11.18%
    Bond Fund              For the Exclusive Benefit
                               of our customers
                           9800 Fredericksburg Road
                            San Antonio, TX 78288

    High-Yield               USAA Brokerage Services             26.32%
    Opportunities Fund      For the Exclusive Benefit
                                of our customers

                            9800 Fredericksburg Road
                              San Antonio, TX 78288

    Money Market             USAA Brokerage Services             19.00%
    Fund                    For the Exclusive Benefit
                                of our customers
                            9800 Fredericksburg Road
                              San Antonio, TX 78288

    Short-Term              USAA Brokerage Services              13.40%
    Bond Fund               For the Exclusive Benefit
                                of our customers
                            9800 Fredericksburg Road
                              San Antonio, TX 78288

    Small Cap                USAA Brokerage Services              7.44%
    Stock Fund              For the Exclusive Benefit
                                of our customers
                            9800 Fredericksburg Road
                              San Antonio, TX 78288

    Value Fund              USAA Brokerage Services              12.76%
                            For the Exclusive Benefit
                                of our customers
                            9800 Fredericksburg Road
                              San Antonio, TX 78288


                              THE COMPANY'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

         In addition to managing the Company's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $53 billion, of which approximately $32 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds pursuant to an Advisory Agreement, dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund.

         The Manager also provides investment management and advisory services to the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, and Value Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

         For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

         Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectuses, the SAI, and reports to prospective shareholders.

         The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2006 and October 17, 2006, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Growth Fund, High-Yield Opportunities Fund, and the Capital Growth Fund to 1.00% of each Fund's ANA, the Value Fund to 1.15% of the Fund's ANA, the First Start Growth Fund to 1.45% of the Fund's ANA, the Intermediate-Term Bond Fund to 0.65% of the Fund's ANA, and the Small Cap Stock Fund to 1.40% of the Fund's ANA, and will reimburse the Funds for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

         For the last three fiscal years ended July 31, management fees were as follows:

FUND                                2003            2004           2005

Aggressive Growth Fund           $ 2,549,088     $ 3,375,360    $ 4,118,391
Growth Fund                      $ 4,906,620     $ 5,840,930    $ 6,416,984
Growth & Income Fund             $ 4,715,569     $ 6,139,457    $ 6,963,900
Income Stock Fund                $ 6,593,180     $ 8,005,505    $ 9,036,287
Income Fund                      $ 3,368,626     $ 3,351,475    $ 4,094,663
Short-Term Bond Fund             $   641,636     $   715,056    $   824,831
Money Market Fund                $ 8,390,979     $ 7,644,056    $ 7,152,098
Science & Technology Fund        $ 1,853,300     $ 2,726,819    $ 2,538,275
First Start Growth Fund          $   964,901     $ 1,349,950    $ 1,594,166
Intermediate-Term Bond Fund      $   662,071     $   796,430    $ 1,084,204
High-Yield Opportunities Fund    $   374,319     $   796,345    $ 1,223,146
Small Cap Stock Fund             $   825,891     $ 1,209,229    $ 1,799,060
Capital Growth Fund              $   271,917     $   600,001    $   832,758
Value Fund                       $   522,653     $   747,083    $ 1,180,453


         As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

 FUND                              2003            2004           2005

 Growth Fund                     $ 1,979,472     $ 1,671,109    $ 1,834,399
 First Start Growth Fund         $   964,901     $ 1,349,950    $ 1,594,166
 Intermediate-Term Bond Fund     $   151,154     $   213,474    $   285,244
 High-Yield Opportunities Fund   $    64,376            --             --
 Small Cap Stock Fund            $   299,952     $    11,037           --
 Capital Growth Fund             $   452,146     $   512,947    $   649,997
 Value Fund                      $   205,511     $   147,225    $   190,556

         The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

     FUND                                                      FEE RATE
     Aggressive Growth Fund                                          *
     First Start Growth Fund                                      .75%
     Growth Fund                                                  .75%
     Growth & Income Fund                                         .60%
     High-Yield Opportunities Fund                                .50%
     Income Fund                                                  .24%
     Income Stock Fund                                            .50%
     Intermediate-Term Bond Fund                                    **
     Science & Technology Fund                                    .75%
     Short-Term Bond Fund                                         .24%
     Small Cap Stock Fund                                         .75%
     Capital Growth Fund                                          .85%
     Value Fund                                                   .75%

     * The fee is computed at one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million.

     ** The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

     FUND                                          LIPPER INDEX

     Aggressive Growth Fund                       Large-Cap Growth*
     First Start Growth Fund                      Large-Cap Growth
     Growth Fund                                  Large-Cap Growth
     Growth & Income Fund                         Multi-Cap Core*
     High-Yield Opportunities Fund                High Yield Debt
     Income Fund                                  A Rated Bond
     Income Stock Fund                            Equity Income
     Intermediate-Term Bond Fund                  Intermediate Investment Grade
     Science & Technology Fund                    Science & Technology
     Short-Term Bond Fund                         Short Investment Grade Bond
     Small Cap Stock Fund                         Small-Cap Core
     Capital Growth Fund                          Small-Cap Growth*
     Value Fund                                   Multi-Cap Value


     * Prior to October 18, 2002, the Lipper Performance Index for the Aggressive Growth, Growth & Income, and Capital Growth Funds were Mid-Cap Growth, Large-Cap Core, and Mid-Cap Growth, respectively. Beginning on December 1, 2005 with respect to the Capital Growth Fund, the Manager has voluntarily agreed to calculate the performance adjustment by comparing the Fund's performance to both the Lipper Small-Cap Growth Funds Index and the Lipper Global Funds Index, and then selecting the comparison that results in the lesser fee for the Fund's shareholders.

         With respect to the Money Market Fund, the management fee will continue to consist solely of the base fee of 0.24% of its average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

         The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:

 HIGH-YIELD OPPORTUNITIES FUND                              INCOME FUND
 INTERMEDIATE-TERM BOND FUND                            SHORT-TERM BOND FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)

         +/- 20 to 50                                       +/- 4
        +/- 51 to 100                                       +/- 5
     +/- 101 and greater                                    +/- 6


                                  EQUITY FUNDS:

    AGGRESSIVE GROWTH FUND                           FIRST START GROWTH FUND
       GROWTH FUND                                    GROWTH & INCOME FUND
    INCOME STOCK FUND                               SCIENCE & TECHNOLOGY FUND
   SMALL CAP STOCK FUND                                 CAPITAL GROWTH FUND
        VALUE FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
         +/- 100 to 400                                      +/- 4
         +/- 401 to 700                                      +/- 5
     +/- 701 and greater                                     +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

         For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1            2              3             4            5            6
Fund Performance (a)            6.80%        5.30%          4.30%        (7.55%)      (-5.20%)     (3.65%)
Index Performance (a)           4.75%        5.15%          4.70%        (8.50%)      (-3.75%)     (3.50%)
                                -----        ----           -----        -------      -------      -------
Over/Under Performance (b)      + 205         +15           - 40           + 95        - 145         - 15
Annual Adjustment Rate (b)       + 6            0             -4            + 5          - 6            0
Monthly Adjustment Rate (c)    .0049%         n/a         (.0033%)        .0041%      (.0049%)       n/a
Base Fee for Month           $ 221,918    $ 221,918      $ 221,918    $ 221,918     $ 221,918    $ 221,918
Performance Adjustment          41,650            0        (28,050)      34,850       (41,650)           0
                             ------------------------------------------------------------------------------
Monthly Fee                  $ 263,568    $ 221,918      $ 193,868    $ 256,768     $ 180,268    $ 221,918
                             ==============================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

         Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Directors of the Company.

         The Subadvisory Agreements for the Growth (with respect to Loomis Sayles & Company, L.P.) and Value Funds will remain in effect until June 30, 2006. The Subadvisory Agreements for the Income Stock Fund (with respect to Grantham, Mayo, Van Otterloo & Co. LLC) will remain in effect until July 11, 2006, and (with respect to OFI Institutional Asset Management) will remain in effect until July 31, 2007. The Subadvisory Agreement for the First Start Growth Fund will remain in effect until July 31, 2007. The Subadvisory Agreement for the Small Cap Stock Fund will remain in effect until November 30, 2006. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2006. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940
Act) or by the Board of Directors (on behalf of the Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940
Act) on 60 days'  written  notice;  by IMCO at any  time;  or by the  applicable
Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940
Act).

         For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Manager (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Marsico manages. Bank of America Corporation (BOA), either individually or through its subsidiaries, owns 100% of Marsico. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

         For the Growth Fund, the Manager has entered into Subadvisory Agreements with Marsico and Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the Fund) pays Marsico and Loomis Sayles fees in the annual amounts of 0.20% of the portion of the Fund's average daily net assets that Marsico and Loomis Sayles each manage. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group.

         For  the  Growth  &  Income  Fund,  the  Manager  has  entered  into  a
Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie
A. Gabriel, John R. Ryan, and Perry M. Traquina.

         For the Income Stock Fund, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management (OFI Institutional). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. The Manager (not the Fund) pays OFI Institutional fees in the annual amount of 0.085% of the Fund's average daily net assets for the first $500 million in assets that OFI Institutional manages and 0.075% of the Fund's average daily net assets in excess of $500 million that OFI Institutional manages. OFI Institutional is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

         For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

         For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with Loomis Sayles. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the Fund's average daily net assets that Loomis Sayles manages.

         For the Small Cap Stock Fund, the Manager has entered into Subadvisory Agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

         For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

         For  the  Value  Fund,  the  Manager  has  entered  into a  Subadvisory
Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS). The Manager (not the Fund) pays BHMS a fee at an annual rate equal to the following fee schedule: an annual percentage rate of 0.65% for the first $20 million in assets, 0.50% for the next $30 million in assets, 0.35% for the next $50 million in assets, 0.25% for the next $900 million in assets, and 0.20% for assets over $1 billion. The advisory fees paid to BHMS for managing the Fund's assets, for the first two years following the date on which BHMS began managing the Fund's assets, is calculated by applying the fee schedule stated above to an asset level of $170 million. Each year thereafter, fees will be calculated on the actual level of assets in the Fund using the fee schedule shown above. BHMS, a Nevada corporation and registered investment adviser, has been in the investment management business since 1979.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for each Fund except the Money Market Fund and the Aggressive Growth Fund, which is one-tenth of one percent (0.10%) of the average net assets for the Money Market Fund and effective May 1, 2002, one fourth of one percent (0.25%) of the average net assets for the Aggressive Growth Fund. We may also delegate one or more of our responsibilities to others at our expense.

         For the last three fiscal years ended July 31, the Company paid IMCO the following administration and servicing fees:

FUND                                   2003          2004           2005

Aggressive Growth Fund              $ 1,831,423   $ 2,317,057    $ 2,560,919
Growth Fund                         $ 1,063,250   $ 1,238,189    $ 1,289,266
Growth & Income Fund                $ 1,247,010   $ 1,620,422    $ 1,831,463
Income Stock Fund                   $ 2,183,806   $ 2,600,446    $ 2,912,926
Income Fund                         $ 2,631,464   $ 2,613,488    $ 2,639,258
Short-Term Bond Fund                $   561,192   $   600,430    $   624,213
Money Market Fund                   $ 3,496,241   $ 3,185,023    $ 2,980,041
Science & Technology Fund           $   348,356   $   524,441    $   489,859
First Start Growth Fund*            $   207,672   $   282,413    $   315,350
Intermediate-Term Bond Fund         $   312,784   $   379,051    $   483,515
High-Yield Opportunities Fund       $   113,385   $   233,937    $   366,343
Small Cap Stock Fund                $   156,603   $   247,961    $   363,553
Capital Growth Fund                 $    48,065   $   104,192    $   142,420
Value Fund                          $    99,251   $   144,266    $   235,887

* The Fund's actual expenses exceeded the expense limitation; as a result, the Manager did not receive fees to which it would have been entitled.

         In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Company's Board of Directors has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended July 31, 2005, the Funds reimbursed the Manager for these legal and tax services as follows:

         Fund                                          2005
         Aggressive Growth Fund                   $   25,000
         Growth Fund                              $   22,490
         Growth & Income Fund                     $   27,901
         Income Stock Fund                        $   41,978
         Income Fund                              $   38,700
         Short-Term Bond Fund                     $   27,151

         Money Market Fund                        $   63,865
         Science & Technology Fund                $   11,696
         First Start Growth Fund                  $    8,075
         Intermediate-Term Bond Fund              $   10,146
         High-Yield Opportunities Fund            $    8,457
         Small Cap Stock Fund                     $   10,030
         Capital Growth Fund                      $    5,801
         Value Fund                               $    6,756

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Company's Board of Directors reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the Codes of Ethics annually.

         While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

         To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Directors at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 1-800-531-8448; (ii) at USAA.COM; and
(iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Company has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $26 per account. This fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2005.


                      NUMBER OF OTHER  ACCOUNTS  MANAGED                             NUMBER OF  ACCOUNTS  AND  ASSETS  FOR WHICH
                         AND ASSETS BY  ACCOUNT TYPE                                     ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                        REGISTERED        OTHER POOLED                         REGISTERED        OTHER POOLED
PORTFOLIO     PORTFOLIO           INVESTMENT        INVESTMENT        OTHER              INVESTMENT        INVESTMENT    OTHER
MANAGER       MANAGER             COMPANY           VEHICLES          ACCOUNTS           COMPANY           VEHICLES      ACCOUNTS
==================================================================================================================================
USAA

Short-Term
Bond Fund
              R. Matthew Freund   2 ($665.8 mil)    0                 0                  2 ($665.8 mil)    0            0

Intermediate-
Term Bond
Fund
              R. Matthew Freund   2 ($731.9 mil)    0                 0                  2 ($731.9 mil)    0            0

High-Yield
Opportunities
Fund
              R. Matthew Freund   2 ($784.2 mil)    0                 0                  2 ($784.2 mil)    0            0

First Start
Growth Fund
              Arnold Espe         2 ($661.9 mil)    0                 0                  2 ($661.9 mil)    0            0

Income Fund
              Margaret Weinblatt  5 ($1,293.4 mil)  0                 0                  3 ($1,293.4 mil)  0            0

------------------------------------------------------------------------------------------------------------------------------------
BATTERYMARCH

Small Cap Stock
Fund

              Anthony C. Santos   3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Lisa A. Bozoyan     3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Yu-Nien Ko          3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Edward R. Miller    3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Michael D. Soares   3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

Capital Growth
Fund*
              Charles F. Lovejoy  1 ($252 mil)      7 ($255 mil)      4 ($1,642 mil)     0                 0            0

              Thomas Linkas       5 ($1,323.2 mil)  23 ($2,823.5 mil) 169 ($9,426.4 mil) 0                 2 ($86 mil)  8 ($679 mil)

*    Members  of  Batterymarch's  U.S.,  International,   and  Emerging  Markets
     Investment Teams will manage this Fund.  However,  Thomas Linkas,  CFA, and
     Charles F. Lovejoy, CFA, will be responsible for the strategic oversight of the Fund's  investments.  Their focus will be on portfolio  structure,  and they will be primarily responsible for ensuring that the Fund complies with its investment objectives,  guidelines, and restrictions and Batterymarch's current  investment  strategies.  Several  portfolio  managers and research
     analysts   across  each  of  these   investment   teams  will  be  assigned
     responsibility for servicing the Fund.



                                       NUMBER OF OTHER  ACCOUNTS  MANAGED            NUMBER OF  ACCOUNTS  AND  ASSETS  FOR WHICH
                                          AND ASSETS BY  ACCOUNT TYPE                    ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS                                                                               OTHER
MANAGED BY                   REGISTERED         OTHER POOLED                        REGISTERED       POOLED
PORTFOLIO   PORTFOLIO        INVESTMENT         INVESTMENT        OTHER             INVESTMENT       INVESTMENT      OTHER
MANAGER     MANAGER          COMPANY            VEHICLES          ACCOUNTS          COMPANY          VEHICLES        ACCOUNTS
===================================================================================================================================
BHMS

Value
Fund
          James P. Barrow    9 ($27,027.4 mil)  0                 22 ($2,132.4 mil) 3 ($26.3 bil)    0              0

          Richard A.
          Englander          1 ($435.4 mil)     0                 23 ($2,867.5 mil) 0                0              0

          J. Ray Nixon       1 ($388.5mil)      5 ($97.3 mil)     26 ($2,743.8 mil) 0                0              0

          Robert J. Chambers 7 ($418.5 mil)     2 ($530.0 mil)    59 ($1,711.6 mil) 0                0              0

          Timothy J. Culler  1 ($111.7 mil)     1 ($39.9 mil)     42 ($4,877.9 mil) 0                0              3 ($386.9 mil)

          Mark Giambrone     4 ($3,175.0 mil)   0                 8 ($336.9 mil)    1 ($3.1 bil)     0              0

          James S. McClure   3 ($579.8 mil)     0                 17 ($581.5 mil)   0                0              0

          John P. Harloe     3 ($579.8 mil)     0                 17 ($581.5 mil)   0                0              0


------------------------------------------------------------------------------------------------------------------------------------
GMO

Income
Stock
Fund
          Robert Soucy       18 ($19,146.2 bil) 1 ($60,619.5 mil) 20 ($2,436.5 bil) 3 ($4,142.7 bil) 0              4 ($1,207.9 bil)

          Sam Wilderman      18 ($19,146.2 bil) 1 ($60,619.5 mil) 20 ($2,436.5 bil) 3 ($4,142.7 bil) 0              4 ($1,207.9 bil)

------------------------------------------------------------------------------------------------------------------------------------

LOOMIS SAYLES

Growth
Fund
          Mark Baribeau      8 ($990.1 mil)     4 ($1,239.1 mil) 133 ($4,167.4 mil) 0                1 ($133.6 mil) 0

          Pamela Czekanski   7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0

          Richard Skaggs     7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0

First
Start
Growth
Fund
          Mark Baribeau      8 ($990.1 mil)     4 ($1,239.1 mil) 133 ($4,167.4 mil) 0                1 ($133.6 mil) 0

          Pamela Czekanski   7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0

          Richard Skaggs     7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0



                                       NUMBER OF OTHER  ACCOUNTS  MANAGED            NUMBER OF  ACCOUNTS  AND  ASSETS  FOR WHICH
                                          AND ASSETS BY  ACCOUNT TYPE                    ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS                                                                                OTHER
MANAGED BY                   REGISTERED         OTHER POOLED                         REGISTERED   POOLED
PORTFOLIO   PORTFOLIO        INVESTMENT         INVESTMENT        OTHER              INVESTMENT   INVESTMENT        OTHER
MANAGER     MANAGER          COMPANY            VEHICLES          ACCOUNTS           COMPANY      VEHICLES          ACCOUNTS
===================================================================================================================================
MARSICO

Growth
Fund
          Thomas F. Marsico  35 ($25.5 mil)     12 ($1.3 mil)     207 ($21.2 mil)    0            0                 1 ($7.7 mil)

Aggressive
Growth
Fund
          Thomas F. Marsico  35 ($25.5 mil)     12 ($1.3 mil)     207 ($21.2 mil)    0            0                 1 ($7.7 mil)

------------------------------------------------------------------------------------------------------------------------------------
OFI INSTITUTIONAL

Income
Stock
Fund
          David Schmidt      1 (278.4 mil)      11 ($23.4 mil)    346 ($2,461.4 mil) 0            0                 0

------------------------------------------------------------------------------------------------------------------------------------
WELLINGTON

Growth &
Income
Fund
          Matthew E.
          Megargel           16 ($3,457.9 mil)  14 ($1,183.1 mil) 30 ($3,322.8 mil)  0            0                 6 ($714.1 mil)

          Francis J. Boggan   7 ($647.4 mil)    7 ($407.4 mil)    14 ($739.7 mil)    0            0                 1 ($41.9 mil)

          Maya K. Bittar     16 (2,377.2 mil)   15 ($1,111.4 mil) 32 ($3,252.7 mil)  0            0                 6 ($643.6 mil)

          Jeffrey L. Kripe   14 ($1,080.3 mil)  14 ($1,034.9 mil) 36 ($2,880.4 mil)  0            0                 5 ($406.0 mil)

Science &
Technology
Fund
          Joseph H. Schwartz 4 ($189.6 mil)     22 ($245.6 mil)   167 ($1,060.2 mil) 0            0                 20 ($247.4 mil)

          Scott Simpson      5 ($84.9 mil)      29 ($345.9 mil)   184 ($1,642.9 mil) 0            0                 21 ($470.4 mil)

          John F. Averill    4 ($66.0 mil)      28 ($413.8 mil)   167 ($1,199.6 mil) 0            2 ($143.2 mil)    20 ($336.0 mil)

          Bruce L. Glazer    5 ($57.1 mil)      31 ($319.3 mil)   191 ($1,051.0 mil) 0            2 ($85.2 mil)     22 ($274.4 mil)

          Anita M. Killian   5 ($69.8 mil)      29 ($ 213.0 mil)  188 ($969.8 mil)   0            0                 22 ($294.0 mil)

          Vikram Murthy      4 ($7.7 mil)       17 ($58.4 mil)    70 ($207.4 mil)    0            0                 5 ($46.6 mil)

          Eric Stromquist    5 ($87.9 mil)      29 ($449.8 mil)   176 (1,940.1 mil)  0            2 ($43.2 mil)     21 ($527.1 mil)

Small Cap
Stock
Fund

          Timothy J.
          McCormack          4 ($593.0 mil)     3 ($137.2 mil)    26 ($892.9 mil)    0            0                 1 ($57.8 mil)

          Shaun F. Pedersen  4 ($593.0 mil)     3 ($137.2 mil)    17 ($892.9 mil)    0            0                 1 ($57.8 mil)

          Stephen O'Brien    4 ($593.0 mil)     3 ($137.2 mil)    24 ($901.0 mil)    0            0                 1 ($57.8 mil)


USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

         Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

         The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Directors of USAA Mutual Fund, Inc., also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

         As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

         In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, and December 1, 2005, with respect to Mr. Espe, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

      PORTFOLIO MANAGER               FUND                     DOLLAR RANGE
      R. Matthew Freund      Short-Term Bond Fund           $50,001 - $100,000
                             Intermediate-Term Bond Fund    $50,001 - $100,000
                             High-Yield Opportunities Fund  $50,001 - $100,000
      Margaret Weinblatt     Income Fund                      Over $1,000,000

      Arnold Espe            First Start Growth Fund          $10,001-$50,000

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

         Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations that are aimed to provide, over the long run, for fair treatment of each client account. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (I.E., managed under the same mandate and style) on a pro-rata basis. Batterymarch's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

         In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

         Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

         Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

         Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

         To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

         Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (I.E., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Funds, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

COMPENSATION: Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

         The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

     * Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as each of the Funds. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

     *   Portfolio manager assistance in servicing clients; and

     *   Portfolio manager contribution to new business development.

         Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, Anthony C. Santosus, CFA, a portfolio manager of the Funds, beneficially owned shares of USAA Capital Growth Fund valued between $50,001 - $100,000. No other portfolio manager of Batterymarch beneficially owned shares of the Funds in which they managed.

BHMS

CONFLICTS OF INTEREST: There are no conflicts -all clients are managed identically whether asset based fee, performance based fee or a combination. All client accounts are treated equally as all buys and sells are aggregated.

COMPENSATION: In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no portfolio manager of BHMS beneficially owned any securities of the Fund in which they managed.

GMO

CONFLICTS OF INTEREST: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

COMPENSATION: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no members of the management team of GMO beneficially owned any securities of the Fund in which they managed.

LOOMIS SAYLES

CONFLICTS OF INTEREST: The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances, and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance, and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

EQUITY MANAGERS. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1-, 3-, and 5-year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Fund) is used as a secondary comparison. Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. With respect to the peer group that Loomis Sayles uses for manager compensation, we obtain performance data from outside consultants that contains the performance of institutional investment advisers that offer products similar to those offered by Loomis Sayles. We use this data as a comparison with the Loomis Sayles' composite performance in the portfolio managers' style (e.g. the Loomis Sayles Large Cap Growth Composite, which is made up of certain Loomis Sayles'-advised large cap growth accounts) to determine PM variable compensation.

         GENERAL. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

         Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

         Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no portfolio manager of Loomis Sayles beneficially owned any securities of the Fund in which they managed.

MARSICO

COMPENSATION: Marisco's portfolio managers are generally subject to the compensation structure applicable to all Marisco employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marisco's overall profitability for the period, and (2) individual achievement and contribution.

         Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marisco.

         Although Marisco may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marisco seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Maricso's Investment Team, contributions to Marisco's overall investment performance, discrete securities analysis, and other factors.

         In addition to his salary and bonus, Mr. Marsico may participate in other Marisco benefits to the same extent and on the same basis as other Marisco employees.

CONFLICT OF INTEREST: Portfolio managers at Marisco typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the USAA Aggressive Growth Fund and USAA Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

         Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marisco often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marisco's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marisco's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marisco has adopted policies and procedures for allocating such transactions across multiple accounts. Marisco's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marisco's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         As discussed above, Marisco has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marisco monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO OWNERSHIP: As of the fiscal year ended December 31, 2004, no portfolio manager of Marsico beneficially owned any securities of the Fund in which they managed.

         Marisco's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds subadvised by Marisco.

OFI INSTITUTIONAL

CONFLICTS OF INTEREST: The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Advisor have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Advisor than the fee structure of the Fund, the Sub-Advisor could have an incentive to favor the other fund or account. However, the Sub-Advisor's compliance procedures and Code of Ethics recognize the Sub-Advisor's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

COMPENSATION: The Fund's Portfolio Manager is employed and compensated by the Sub-Advisor, not the Fund. Under the Sub-Advisor's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of the Sub-Advisor. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Sub-Advisor's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2005 the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Advisor's holding company parent. Senior portfolio managers may also be eligible to participate in the Sub-Advisor's deferred compensation plan.

To help the Sub-Advisor attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Advisor and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no portfolio manager of OFI Institutional beneficially owned any securities of the Fund in which they managed.

WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: The investment professionals listed in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Investment Professional generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are, or have the potential to be, higher, in some cases significantly higher, than the fees paid by the relevant Fund to

Wellington Management. Messrs. Averill, Glazer, and Stromquist also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the investment professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether a Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION: The Funds pay Wellington Management a fee based on the assets under management of the each Fund as set forth in the Subadvisory Agreement between Wellington Management and Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended July 31, 2005.

         Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Averill, Glazer, Megargel, O'Brien, Schwartz, Simpson and Stromquist are all partners of the firm.

FUND                               BENCHMARK INDEX AND/OR PEER GROUP
GROWTH & INCOME FUND               Russell 1000 Index / S&P 500 Index (Megargel,
                                   Bittar)
                                   Russell 1000 Index / Russell MidCap Index
                                   (Kripke)
                                   Target Mid Cap 750 Index (Boggan)
SMALL CAP STOCK FUND               Russell 2000 Value Index
SCIENCE & TECHNOLOGY FUND
 (SCIENCE PORTION)                 S&P 500 Healthcare Index
SCIENCE & TECHNOLOGY FUND
 (TECHNOLOGY PORTION)              Goldman Sachs Technology Total Return Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, the portfolio managers of Wellington Management beneficially owned securities of the Funds in which they managed in the following dollar range:

    PORTFOLIO MANAGER               FUND                 DOLLAR RANGE

     Matthew Megarel          Growth & Income Fund     $100,000-$1,000,000

     Stephen O'Brien          Small Cap Stock Fund     $100,000-$1,000,000


                          PORTFOLIO HOLDINGS DISCLOSURE

The Company's Board of Directors has adopted a policy on selective disclosure of portfolio holdings. The Company's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

      * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

      * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

      *  As disclosed in this SAI; and

      *  As required by law or a regulatory body.

         If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

         The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

         Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO) or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.

A report will be made to each Fund's Board of Directors/Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and
(ii) any violations of the portfolio holdings policy.

         Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

         In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Directors.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Company's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 200361221, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.  Long-Term Debt Ratings: Moody's Investors Services

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca    Obligations  rated Ca  are  highly  speculative and are likely in, or very
      near,  default,   with  some  prospect  of  recovery   of  principal  and
      interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest rated obligations only
         in  small  degree.  The   obligor's  capacity to  meet  its   financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

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

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC      HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C        HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD       DEFAULT. "DD" indicates potential recoveries in the range of 50% - 90%.

D        DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c  Assigned to issues, where the issuer has, in our opinion,  extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that possesses  unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated  in  this category  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.

R-1 (middle)      Short-term  debt rated "R-1  (middle)"  is of superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1 (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)         Short-term  debt rated "R-2" is of adequate credit quality and within the three subset grades,  debt  protection  ranges from having  reasonable  ability for timely  repayment  to a level, which is considered only  just  adequate.  The  liquidity  and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios  in  these  areas.  Alternative  sources  of  liquidity
                  support  are  considered   satisfactory;   however,  even  the
                  strongest  liquidity  support will not  improve the commercial paper  rating  of the  issuer.  The  size  of the  entity  may restrict its  flexibility,  and its  relative  position in the industry  is not  typically  as  strong  as an  "R-1  credit."
                  Profitability  trends, past and future, may be less favorable,
                  earnings  not  as  stable,   and  there  are  often   negative
                  qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)         Short-term  debt rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment ranges from mildly  speculative  to doubtful.  "R-3"  credits tend to have weak liquidity and  debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature, companies  with "R-3" ratings would normally have very limited access to  alternative  sources of liquidity.  Earnings  would
                  typically  be  very   unstable,   and  the  level  of  overall
                  profitability of the  entity  is also  likely  to be low.  The
                  industry  environment   may   be  weak,  and  strong  negative
                  qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.


06143-1205

PART C.                           OTHER INFORMATION

ITEM 23.           EXHIBIT

a         (i)      Articles of Incorporation dated October 10, 1980 (1)
          (ii)     Articles of Amendment dated January 14, 1981 (1)
          (iii)    Articles Supplementary dated July 28, 1981 (1)
          (iv)     Articles Supplementary dated November 3, 1982 (1)
          (v)      Articles  of  Amendment  dated  May 18,  1983 (1)
          (vi)     Articles Supplementary dated August 8, 1983  (1)
          (vii)    Articles Supplementary dated July 27, 1984 (1)
          (viii)   Articles Supplementary dated November 5, 1985 (1)
          (ix)     Articles Supplementary dated January 23, 1987 (1)
          (x)      Articles Supplementary dated May 13, 1987 (1)
          (xi)     Articles Supplementary dated January 25, 1989 (1)
          (xii)    Articles Supplementary dated May 2, 1991 (1)
          (xiii)   Articles Supplementary dated November 14, 1991 (1)
          (xiv)    Articles Supplementary dated April 14, 1992 (1)
          (xv)     Articles Supplementary dated November 4, 1992 (1)
          (xvi)    Articles Supplementary dated March 23, 1993 (1)
          (xvii)   Articles Supplementary dated May 5, 1993 (1)
          (xviii)  Articles Supplementary dated November 8, 1993 (1)
          (xix)    Articles Supplementary dated January 18, 1994 (1)
          (xx)     Articles Supplementary dated November 9, 1994 (1)
          (xxi)    Articles Supplementary dated November 8, 1995 (2)
          (xxii) Articles Supplementary dated February 6, 1996 (3) (xxiii) Articles Supplementary dated March 12, 1996 (4)
          (xxiv)   Articles Supplementary dated November 13, 1996 (7)
          (xxv)    Articles Supplementary dated May 9, 1997 (8)
          (xxvi)   Articles of Amendment dated July 9, 1997 (9)
          (xxvii) Articles Supplementary dated November 12, 1997 (10) (xxviii) Articles Supplementary dated April 3, 1998 (13)
          (xxix)   Articles Supplementary dated May 6, 1999 (14)
          (xxx)    Articles Supplementary dated November 18, 1999 (16)
          (xxxi)   Articles Supplementary dated July 19, 2000 (17)
          (xxxii) Articles Supplementary dated April 26, 2001 (21) (xxxiii) Articles Supplementary dated June 20, 2001 (22)
          (xxxiv)  Certificate of Correction to Articles Supplementary (22)
          (xxxv)   Articles of Amendment dated April 24, 2002 (24)
          (xxxvi)  Articles Supplementary dated April 24, 2002 (24)

b                  Bylaws, as amended March 1, 2005 (37)

c                  SPECIMEN CERTIFICATES FOR SHARES OF
          (i)      Growth Fund (1)
          (ii)     Income Fund (1)
          (iii)    Money Market Fund (1)
          (iv)     Aggressive Growth Fund (1)
          (v)      Income Stock Fund (1)
          (vi)     Growth & Income Fund (1)
          (vii)    Short-Term Bond Fund (1)
          (viii)   S&P 500 Index Fund (4)
          (ix)     Science & Technology Fund (9)
          (x)      First Start Growth Fund (9)
          (xi)     Intermediate-Term Bond Fund (15)
          (xii)    High-Yield Opportunities Fund (15)

ITEM NO. 23        EXHIBIT

          (xiii)   Small Cap Stock Fund (15)
          (xiv)    Extended Market Index Fund (19)
          (xv)     Nasdaq-100 Index Fund (19)
          (xvi)    Capital Growth Fund (19)
          (xvii)   Value Fund (21)

d         (i)      Advisory Agreement dated August 1, 2001 (22)
          (ii)     Management  Agreement  dated May 1, 1996 with  respect to the
                   S&P 500 Index Fund (5)
          (iii)    Administration and Servicing  Agreement dated May 1, 2001, as amended  February 20, 2002, with respect to the S&P 500 Index
                   Fund,  Extended Market Index Fund, and Nasdaq-100  Index Fund
                   (23)
          (iv)     Letter  Agreement to the  Management  Agreement  dated May 1,
                   1996 with respect to the S&P 500 Index Fund (5)
          (v)      Management  Agreement  dated October 27, 2000 with respect to the Extended Market Index Fund (19)
          (vi)     Advisory Agreement dated October 27, 2000 with respect to the
                   Nasdaq-100   Index  Fund  (19)  (vii)   Accounting   Services
                   Agreement dated October 27, 2000 with respect to the Extended
                   Market Index Fund (19)
          (viii)   Administration and Servicing  Agreement dated August 1, 2001, as amended  February 20, 2002, with respect to the Aggressive
                   Growth Fund,  Growth Fund, Growth & Income Fund, Income Fund,
                   Income Stock Fund,  Short-Term Bond Fund,  Money Market Fund,
                   Science  &   Technology   Fund,   First  Start  Growth  Fund,
                   Intermediate-Term  Bond Fund, High-Yield  Opportunities Fund,
                   Small Cap Stock Fund, and Capital Growth Fund (24)
          (ix)     Letter  Agreement dated August 3, 2001 to the  Administration and Servicing Agreement with respect to the Value Fund (22)
          (x)      Amended and Restated Investment  SubAdvisory  Agreement dated
                   October  1, 2003 with  respect  to the S&P 500 Index Fund and the Nasdaq-100 Index Fund (30)
          (xi)     Investment  Accounting  Agreement  dated  May  1,  2003  with respect to the S&P 500 Index Fund (29)
          (xii)    Advisory Agreement dated October 18, 2002 (26)
          (xiii)   Amended and Restated Subadvisory  Agreement dated October 18,
                   2002,  between IMCO and  Batterymarch  Financial  Management,
                   Inc. with respect to Capital Growth Fund (30)
          (xiv)    Subadvisory  Agreement  dated July 12, 2003  between IMCO and
                   Grantham, Mayo, Van Otterloo & Co. LLC with respect to Income
                   Stock Fund (30)
          (xv)     Amended and Restated Subadvisory  Agreement dated October 18,
                   2002, between IMCO and Marsico Capital  Management,  LLC with respect to  Aggressive  Growth Fund,  Growth Fund,  and First
                   Start Growth Fund (30)
          (xvi)    Amended and Restated Subadvisory  Agreement dated October 18,
                   2002,  between IMCO and Wellington  Management  Company,  LLP with respect to Growth & Income Fund and Science & Technology
                   Fund (30)
          (xvii)   Amendment  No.  2  dated  December  1,  2003,  to  Investment
                   Subadvisory  Agreement  dated October 18, 2002 as Amended and
                   Restated  as of May 1, 2003,  with  respect  to  Batterymarch
                   Financial Management, Inc. (31)
          (xviii)  Amendment  No.  2  dated  December  1,  2003,  to  Investment
                   Subadvisory  Agreement  dated October 18, 2002 as Amended and
                   Restated  as of May  1,  2003,  with  respect  to  Wellington
                   Management Company, LLP (31)
          (xix)    Subadvisory  Agreement  dated July 1, 2004,  between IMCO and
                   Barrow, Hanley, Mewhinney & Strauss, Inc. with respect to the
                   Value Fund (33)
          (xx)     Subadvisory  Agreement  dated July 1, 2004,  between IMCO and
                   Loomis,  Sayles & Company,  L.P.  with  respect to the Growth
                   Fund (33)
          (xi)     Amendment   No.  1  dated  August  1,  2005,   to  Investment
                   Subadvisory  Agreement  dated  July 1, 2004 with  respect  to
                   Loomis, Sayles & Company, L.P. (37)
          (xii)    Subadvisory  Agreement dated August 1, 2005, between IMCO and
                   OFI Institutional Asset Management with respect to the Income
                   Stock Fund (37)
          (xiii)   Amendment   No.  1  dated  August  1,  2005,   to  Investment
                   Subadvisory  Agreement  dated July 12, 2003,  with respect to
                   Grantham, Mayo, Van Otterloo & Co., LLC (37)

ITEM NO. 23 EXHIBIT

e         (i)      Underwriting Agreement dated July 25, 1990 (1)
          (ii)     Letter Agreement to the Underwriting  Agreement dated June 1,
                   1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
          (iii)    Letter Agreement to the  Underwriting  Agreement dated May 1,
                   1996 adding S&P 500 Index Fund (5)
          (iv)     Letter Agreement to the  Underwriting  Agreement dated August
                   1, 1997  adding  Science &  Technology  Fund and First  Start
                   Growth Fund (9)
          (v)      Letter Agreement to the  Underwriting  Agreement dated August
                   2,  1999  adding   Intermediate-Term  Bond  Fund,  High-Yield
                   Opportunities Fund, and Small Cap Stock Fund (15)
          (vi)     Letter Agreement to the Underwriting  Agreement dated October
                   27,  2000  adding  the  Extended   Market  Index  Fund,   the
                   Nasdaq-100 Index Fund, and the Capital Growth Fund (19)
          (vii)    Letter Agreement to the  Underwriting  Agreement dated August
                   3, 2001 adding the Value Fund (22)

f                  Not Applicable

g         (i)      Amended and Restated Custodian Agreement dated July 1, 2001
                   (22)
          (ii)     Subcustodian Agreement dated March 24, 1994 (3)
          (iii)    Custodian Agreement dated May 1, 2003 with respect to the S&P
                   500 Index Fund (28)
          (iv)     Subcustodian  Agreement dated May 1, 2003 with respect to the
                   S&P 500 Index Fund (28)
          (v)      Letter Agreement to the Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
          (vi)     Custody Letter  Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
          (vii)    Addendum to the Custody  Letter  Agreement  dated October 27,
                   2000 with  respect  to the  Extended  Market  Index Fund (19)
                   (viii) Letter Agreement dated August 3, 2001 to the Custodian
                   Agreement  with respect to the Value Fund (22)
          (ix)     Amendment  to the Amended and  Restated  Custodian  Agreement
                   dated July 1, 2002 (27)
          (x)      Fee Schedule Effective January 28, 2005. (filed herewith)

h         (i)      Articles of Merger dated January 30, 1981 (1)
          (ii)     Transfer Agency Agreement dated November 13, 2002 (26)
          (iii)    Master Revolving Credit Facility  Agreement with USAA Capital
                   Corporation dated January 7, 2005 (35)
          (iv)     Master-Feeder  Participation Agreement dated October 27, 2000 with  respect  to the  Extended  Market  Index  Fund (19)
          (v)      License Agreement for Nasdaq-100 Index Fund dated October 27,
                   2000 (19)
          (vi)     Sublicense  Agreement  for  Extended  Market Index Fund dated
                   October 27, 2000 (19)
          (vii)    Commodity  Customer's Agreement for the Nasdaq-100 Index Fund
                   dated October 27, 2000 (19)

i         (i)      Opinion and Consent of Counsel with respect to the Aggressive
                   Growth  Fund,  Growth Fund,  Income Fund,  Income Stock Fund,
                   Growth  &  Income  Fund,  Short-Term  Bond  Fund,  Science  &
                   Technology,  First Start  Growth  Fund,  Money  Market  Fund,
                   Intermediate-Term  Bond Fund, High-Yield  Opportunities Fund,
                   Small Cap Stock Fund,  Capital  Growth  Fund,  and Value Fund
                   (filed herewith)
          (ii)     Opinion  and Consent of Counsel  with  respect to the S&P 500
                   Index Fund (Member Shares and Reward Shares), Extended Market
                   Index Fund, and Nasdaq-100 Index Fund (36)

j                  Consent of Independent Registered Public Accounting Firm
                   (filed herewith)

k                  Omitted financial statements - Not Applicable

ITEM NO. 23 EXHIBIT

l                  SUBSCRIPTIONS AND INVESTMENT LETTERS
          (i)      Subscription  and Investment  Letter for Growth & Income Fund
                   and Short-Term Bond Fund (1)
          (ii)     Subscription and Investment Letter for S&P 500 Index Fund (5)
          (iii)    Subscription  and Investment  Letter for Science & Technology
                   Fund and First Start Growth Fund (9)
          (iv)     Subscription and Investment Letter for the  Intermediate-Term
                   Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock
                   Fund (15)
          (v)      Subscription  and Investment  Letter for the Extended  Market
                   Index Fund,  Nasdaq-100  Index Fund,  and Capital Growth Fund
                   (19)
          (vi)     Subscription and Investment  Letter for the Value Fund (22) m
                   12b-1 Plan - Not Applicable n Amended and Restated 18f-3 Plan
                   (35)

o                  Reserved

p                  CODE OF ETHICS
          (i)      USAA Investment Management Company (35)
          (ii)     Northern Trust Investments (35)
          (iii)    Merrill Lynch Investment Managers (31)
          (iv)     Batterymarch  Financial  Management,  Inc.  (35)
          (v)      Marsico Capital Management, LLC (37)
          (vi)     Wellington Management Company, LLP (35)
          (vii)    Loomis, Sayles & Company, L.P. (35)
          (viii)   Grantham, Mayo, Van Otterloo & Co., LLC (37)
          (ix)     Barrow, Hanley, Mewhinney & Strauss, Inc. (36)
          (x)      OFI Institutional Asset Management (37)

q                  POWERS OF ATTORNEY

          (i) Powers of Attorney for Christopher W. Claus, Barbara B. Dreeben, Robert L. Mason, Laura T. Starks, Michael F. Reimherr, and Richard A. Zucker dated February 27, 2003 (28)
          (ii)     Power of Attorney for Debra K. Dunn dated July 8, 2005 (37)

(1) Previously filed with Post-Effective Amendment No. 38 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 29, 1995.

(2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

(3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

(4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

(5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

(6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

(7) Previously filed with Post-Effective Amendment No. 44 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

(8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

(9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

(10) Previously filed with Post-Effective Amendment No. 47 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

(11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

(12) Previously filed with Post-Effective Amendment No. 49 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1998.

(13) Previously filed with Post-Effective Amendment No. 50 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1999.

(14) Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 14, 1999.

(15) Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 1999.

(16) Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2000.

(17) Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on August 4, 2000.

(18) Previously filed with Post-Effective Amendment No. 55 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 27, 2000.

(19) Previously filed with Post-Effective Amendment No. 56 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 2000.

(20) Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 30, 2001.

(21) Previously filed with Post-Effective Amendment No. 58 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 18, 2001.

(22) Previously filed with Post-Effective Amendment No. 59 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2001.

(23) Previously filed with Post-Effective Amendment No. 60 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on March 1, 2002.

(24) Previously filed with Post-Effective Amendment No. 61 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 29, 2002.

(25) Previously filed with Post-Effective Amendment No. 62 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 2, 2002.

(26) Previously filed with Post-Effective Amendment No. 63 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 27, 2002.

(27) Previously filed with Post-Effective Amendment No. 64 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 28, 2003.

(28) Previously filed with Post-Effective Amendment No. 65 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2003.

(29) Previously filed with Post-Effective Amendment No. 66 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 2, 2003.

(30) Previously filed with Post-Effective Amendment No. 67 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 26, 2003.

(31) Previously filed with Post-Effective Amendment No. 68 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on March 1, 2004.

(32) Previously filed with Post-Effective Amendment No. 69 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2004.

(33) Previously filed with Post-Effective Amendment No. 70 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2004.

(34) Previously filed with Post-Effective Amendment No. 71 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 24, 2004.

(35) Previously filed with Post-Effective Amendment No. 72 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 28, 2005.

(36) Previously filed with Post-Effective Amendment No. 73 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2005.

(37) Previously filed with Post-Effective Amendment No. 74 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 2005.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Directors and Officers of the Company" in the Statement of Additional Information.

Item 25. INDEMNIFICATION

Protection for the liability of the adviser and underwriter and for the officers and directors of the Registrant is provided by two methods:

(a) THE DIRECTOR AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of the Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said
          Registrant or in connection with the sale or redemption of shares issued by said Registrant.

(b) STATUTORY INDEMNIFICATION PROVISIONS. Under Section 2-418 of the Maryland General Corporation Law, the Registrant is authorized to indemnify any past or present director, officer, agent or employee against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with any proceeding in which he is a party by reason of having served as a director, officer, agent or employee, if he acted in good faith and reasonably believed that, (i) in the case of conduct in his official capacity with the Registrant, that his conduct was in the best interests of the Registrant, or (ii) in all other cases, that his conduct was at least not opposed to the best interests of the Registrant. In the case of any criminal proceeding, said director, officer, agent, or employee must in addition have had no reasonable cause to believe that his conduct was unlawful. In the case of a proceeding by or in the right of the Registrant, indemnification may only be made against reasonable expenses and may not be made in respect of any proceeding in which the director, officer, agent, or employee shall have been adjudged to be liable to the Registrant. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent creates a rebuttable presumption that the director, officer, agent, or employee did not meet the requisite standard of conduct for indemnification. No indemnification may be made in respect of any proceeding charging improper personal benefit to the director, officer, agent, or employee whether or not involving action in such person's official capacity, if such person was adjudged to be liable on the basis that improper personal benefit was received. If such director, officer, agent, or employee is successful, on the merits or otherwise, in defense of any such proceeding against him, he shall be indemnified against the reasonable expenses incurred by him (unless such indemnification is limited by the Registrant's charter, which it is not). Additionally, a court of appropriate jurisdiction may order indemnification in certain circumstances even if the appropriate standard of conduct set forth above was not met.

          Indemnification may not be made unless authorized in the specific case after determination that the applicable standard of conduct has been met. Such determination shall be made by either: (i) the board of directors by either (x) a majority vote of a quorum consisting of directors not parties to the proceeding or (y) if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not at the time parties to such proceeding who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) above, or, if the requisite quorum of the board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

          Reasonable expenses may be reimbursed or paid by the Registrant in advance of final disposition of a proceeding after a determination, made in accordance with the procedures set forth in the preceding paragraph, that the facts then known to those making the determination would not preclude indemnification under the applicable standards provided the Registrant receives (i) a written affirmation of the good faith belief of the person seeking indemnification that the applicable standard of conduct necessary for indemnification has been met, and
          (ii) written undertaking to repay the advanced sums if it is ultimately determined that the applicable standard of conduct has not been met.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the Registrant's Articles of Incorporation or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management or "Fund Management" and to the section of the Statement of Additional Information captioned "Directors and Officers of the Company."

          With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Growth Fund and Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund and the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as a subadviser to the S&P 500 Index Fund and the Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

Item 27.  PRINCIPAL UNDERWRITERS

(a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust.

(b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

          NAME AND PRINCIPAL        POSITION AND OFFICES      POSITION AND OFFICES
           BUSINESS ADDRESS         WITH UNDERWRITER          WITH REGISTRANT

          Christopher W. Claus      Chief Executive Officer,  President, Director,
          9800 Fredericksburg Road  President, Director, and  and Vice Chairman of
          San Antonio, TX 78288     Chairman of the           the Board of Directors
                                    Board of Directors

          Mark S. Howard            Senior Vice President,    Secretary
          9800 Fredericksburg Road  Secretary and Counsel
          San Antonio, TX 78288

          Debra K. Dunn             Assistant Vice President  Treasurer
          9800 Fredericksburg Road  and Treasurer
          San Antonio, TX 78288

          Clifford A. Gladson       Senior Vice President,    Vice President
          9800 Fredericksburg Road  Fixed Income Investments
          San Antonio, TX 78288

          Jeffrey D. Hill           Assistant Vice President, Chief Compliance
          9800 Fredericksburg Road  Mutual Funds Compliance   Officer
          San Antonio, TX 78288

          Mark S. Rapp              Senior Vice President,    None
          9800 Fredericksburg Road  Marketing
          San Antonio, TX 78288

          Terri L. Luensmann        Senior Vice President,    None
          9800 Fredericksburg Road  Investment Operations
          San Antonio, TX 78288

(c)     Not Applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare,  maintain,  and preserve the records required by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

USAA Investment Management Company             Northern Trust Investments, N.A.
9800 Fredericksburg Road                       50 S. LaSalle Street
San Antonio, Texas 78288                       Chicago, Illinois 60675
USAA Shareholder Account Services              Chase Manhattan Bank
9800 Fredericksburg Road                       4 Chase MetroTech
San Antonio, Texas 78288                       18th Floor
                                               Brooklyn, New York  11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund)

Loomis, Sayles & Company, L.P.
One Financial Center Boston,
Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and First Start Growth Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf Boston,
Massachusetts  02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund, and Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records  relating to its  functions as a  subadviser  with respect to the Value
Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund and Small Cap Stock Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60675
(records relating to its functions as a subadviser to the S&P 500 Index Fund and the Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York  10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

Item 29.  MANAGEMENT SERVICES

          Not Applicable

Item 30.  UNDERTAKINGS

          None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that has duly caused this amendment to its registration statement pursuant to Rule 485(b) under the Securities Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 29th day of November, 2005.

                                    USAA MUTUAL FUND, INC.


                                    /s/ Christopher W. Claus
                                    --------------------------------
                                    Christopher W. Claus
                                    President

         Pursuant to the requirements of the Securities Act, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


(SIGNATURE)                    (TITLE)                        (DATE)


/s/ Richard A. Zucker          Chairman of the                November 29, 2005
--------------------------     Board
Richard A. Zucker              of Directors

/s/ Christopher W. Claus       Vice Chairman of the Board     November 29, 2005
---------------------------    of Directors and President5
Christopher W. Claus

/s/ Debra K. Dunn              Treasurer (Principal           November 29, 2005
-------------------------      Financial and
Debra K. Dunn                  Accounting Officer)

                               Director
------------------------
Barbara B. Dreeben


/s/ Robert L. Mason            Director                       November 29, 2005
------------------------
Robert L. Mason


/s/ Michael F. Reimherr        Director                       November 29, 2005
------------------------
Michael F. Reimherr


/s/ Laura T. Starks            Director                       November 29, 2005
------------------------
Laura T. Starks

EXHIBIT                                                                PAGE NO.

   g      (x)      Fee Schedule Effective January 28, 2005.                738

   i      (i)      Opinion and Consent of Counsel with respect to the
                   Aggressive Growth Fund, Growth Fund, Income Fund,
                   Income Stock Fund, Growth & Income Fund, Short-Term
                   Bond Fund, Science & Technology,  First Start Growth
                   Fund, Money Market Fund, Intermediate-Term Bond Fund,
                   High-Yield Opportunities Fund, Small Cap Stock Fund,
                   Capital Growth Fund, and Value Fund.                    746

   j               Consent of Independent Registered Public
                   Accounting Firm.                                        750